Prospectus Supplement (Sales Report) No. 14 dated April 12, 2011 to Prospectus dated January 7, 2011	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated January 7, 2011 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated January 7, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 613567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
613567	$12,000	$12,000	13.06%	1.00%	April 8, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 613567. Member loan 613567 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	17.55%
Length of employment:	8 years	Location:	Lenexa, KS

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > I'm an insurance Agent and this is to help grow my business through advertising and other avenues. I've been an agent for 8 years but have recently switched carriers that I represent and I'm using these funds to get my current processing back in order for increasing my book of business. My credit is excellent, I have never been late on any payments, including my mortgage. These sales processes that I use will increase my monthly income greatly. My job is extremely stable as I own my book of business and will always have that current regular income. This loan will help increase my monthly income by increasing sales. My budge gives me plenty of room for monthly repayment, this just helps me get advertising and sales processes started much quicker.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	34
Revolving Credit Balance:	$8,354.00	Public Records On File:	0
Revolving Line Utilization:	22.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Agent, You initially selected term of 5-years duration for loan repayment. IN YEARS, How long do you realistically anticipate that you will continue to service this loan before it is paid off?	The loan will definitely be paid off in 3 years, but I'm choosing a 5 year just to keep my monthly repayments down for the next 12 months.
You state you have never been late on anything, but yet the listing shows a last delinquency 34 months ago. Please explain.	I am unaware of any delinquency. I will have to check into what that account was. I would hope that no delinquencies in the last 33 months would give you enough confidence to approve a loan. Again, I'll look into it and try to get back.

Member Payment Dependent Notes Series 674149

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674149	$7,200	$7,200	9.63%	1.00%	April 6, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674149. Member loan 674149 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	Belk	Debt-to-income ratio:	8.98%
Length of employment:	n/a	Location:	Atlanta, GA

Home town:
Current & past employers:	Belk
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > Hi all, I am looking to pay off my credit card at a better rate, and would rather give the interest to solid savers like yourselves rather than big banks. I have one job and freelance, so there is always money coming in. And, I always pay my bills all on time. My house is in good standing (and my loan is not upside down. Woohoo!) Thanks and happy lending!

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,864.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Currently your listing does not show that your income is verified. Please contact Lending Club member services (support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	Glad you asked! I just requested that. Thanks so much for the tip. I know someone else was asking about my finances. I am great at paying any and all bills on time. I am just trying to get rid of this one credit card, and I would rather pay a lower interest rate, and help you all earn a little extra cash on your own money. I have both a job and do freelance work on the side, so there is always money coming in. My house is actually not upside down, though I might be refinancing. I pay on time! :) Thanks!

Member Payment Dependent Notes Series 674628

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
674628	$10,000	$10,000	10.00%	1.00%	April 11, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 674628. Member loan 674628 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	interscape construction	Debt-to-income ratio:	13.53%
Length of employment:	10+ years	Location:	La Crescenta, CA

Home town:
Current & past employers:	interscape construction
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1982	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,885.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, 1. Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your monthly mortgage payment, medical bill (if any), food, gas or public transports, entertainment, monthly credit card payment, and other loan monthly payment. 2. How much do you owe on your home and how much is it CURRENTLY worth (go to zillow.com if needed)? 3. What is the type, outstanding amount, and interest rate of your debt you are trying to consolidate? Thx!	Type your answer here. $1100.00 month mortage payment, $200k owed, house value $300k All monthy bills current.

Member Payment Dependent Notes Series 685795

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
685795	$12,000	$12,000	14.91%	1.00%	April 12, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 685795. Member loan 685795 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Midstate Spring Tite	Debt-to-income ratio:	12.05%
Length of employment:	9 years	Location:	Onarga, IL

Home town:
Current & past employers:	Midstate Spring Tite
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I build custom motorcycles in my shop at home and need extra money to finish a project I have been working on. The Harley I am building will be put up for sale ($40,000-$45,000) as soon as it is completed to pay off the load and start another custom build. Borrower added on 04/10/11 > Working on motorcycles is a sideline business I have at home when we get slow at work. I am a union carpenter who installs windows in highrise buildings in Chicago and have worked for the same company for 11 years.

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,807.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is there some reason you have not submitted your paystubs to Lending Club so they can check off your income as %u201Cverified%u201D?	I was not asked to submit paystubs
How many motorcycles have you built in past?	This will be the 5th bike I have built but by far the most expensive one.

Member Payment Dependent Notes Series 687810

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
687810	$20,000	$20,000	13.80%	1.00%	April 11, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 687810. Member loan 687810 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,413 / month
Current employer:	University of Virginia	Debt-to-income ratio:	12.73%
Length of employment:	10+ years	Location:	Charlottesville, VA

Home town:
Current & past employers:	University of Virginia
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > Converting the attic area to a live-in space that will increase the equity in my home. Borrower added on 04/02/11 > In order to convert the attic area to a live-in space, I had to hire a structual engineer to reconfigure the existing roof truss system to meet building code requirements. I am getting married in less than four months and my future 14-year old stepson will be occupying the live-in attic space that will consist of an open room, bathroom, and storage.

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	29
Revolving Credit Balance:	$11,746.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
UVA Budget Analyst, Welcome to Lending Club! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your interest in financing my home improvement loan. Below are my responses to the questions you asked: 1. My gross yearly income is approx 53K and does not include my fiancee's employment income (we are getting married in less than four months) 2. Short term = 4-5 yrs 3. I would accept a partial loan more than 60% funded and understand my loan may not be 100% funded at the expiration date. Nonetheless, any funding received is greatly appreciated Thanks again
what's the reason behind last delinquency 29 months ago?	Was related to a Kohl's department store charge of less than $40.

Member Payment Dependent Notes Series 688733

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
688733	$10,000	$10,000	10.74%	1.00%	April 7, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 688733. Member loan 688733 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,500 / month
Current employer:	InspectTech	Debt-to-income ratio:	9.49%
Length of employment:	< 1 year	Location:	New Kensington, PA

Home town:
Current & past employers:	InspectTech
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > I will be using this loan to pay off higher interest rate credit card balances (eg- Wells Fargo, Chase, Citi Loan). Borrower added on 03/30/11 > I will be using this loan to pay off higher interest credit cards and loans. (Chase, Citi, Wells Fargo). I have been steadily employed with no lapses for over 8 years. Borrower added on 03/30/11 > I will be using this loan to pay off higher interest credit cards and loans such as Chase, Citi, Wells Fargo. I have had no lapses in employment for over 8 years and extremely fiscally responsible. I pay all of my bills on time. Borrower added on 03/31/11 > How I plan on using funds: I will use the money to pay off higher interest loans (explained in previous notes) What makes me a good borrower: I have never been out of work since graduating college in 2001, I always pay on or before the day my bills are due, I have great debt/equity ratio, I don't live paycheck to paycheck, I have reserve cash in case of emergency, and I know the importance of keeping my credit score flawless. Monthly Budget: I make $78,000/year salary. Once I receive this loan and pay off other debt with the loan funds, my total monthly bills will be a little over $1,000/month (including my mortgage). Job Stability: I have never been out of work since graduating college in 2001, I work for a rapidly growing and profitable company.

A credit bureau reported the following information about this borrower member on March 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	28
Revolving Credit Balance:	$5,214.00	Public Records On File:	0
Revolving Line Utilization:	40.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your credit report shows a delinquency 28 months ago. Could you please explain? Thank you.	If I remember correctly, this 30 day late hit was a result of my ex-wife not following the court order to pay the mortgage on our previous house while she was in the process of refinancing in her name. I was not living in the house and was not aware of her not paying on time until it was too late. There was a lot of confusion at that time and that is all water under the bridge now. There is no chance of that happening again now as we have been divorced for years and all assets are in my name and my name only. This only happened once and it was truly a mistake and had nothing to do with the lack of funds. Again, I live well below my means, very responsible, have a great job as a Project Manager, and have a great monthly debt/income ratio. I appreciate your consideration.

Member Payment Dependent Notes Series 695414

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
695414	$7,000	$7,000	10.37%	1.00%	April 8, 2011	April 16, 2016	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 695414. Member loan 695414 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	First American Title	Debt-to-income ratio:	18.04%
Length of employment:	10+ years	Location:	Monterey, CA

Home town:
Current & past employers:	First American Title
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 8, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$96,321.00	Public Records On File:	0
Revolving Line Utilization:	42.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 701009

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701009	$12,000	$12,000	5.79%	1.00%	April 7, 2011	April 14, 2014	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701009. Member loan 701009 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	UPS	Debt-to-income ratio:	1.43%
Length of employment:	5 years	Location:	Butte, MT

Home town:
Current & past employers:	UPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > Need loan to update my kitchen and other interior needs.

A credit bureau reported the following information about this borrower member on March 26, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you provide a description of how you would use this loan.. Where you are with your Mortgage etc.. Thanks and Best wishes	United Parcel Service
Is that UPS the "Harvard of the Northwest" or United Parcel Service?	United Parcel Service
Hi, I'm interested in funding your loan, can you please answer some questions? 1. How much is your current house value, use www.zillow.com if unsure. 2. How much do you pay for mortgage monthly? 3. Any HELOC? 4. Amount of credit card loans and the APR. 5. Monthly expense such as car payment, utility, etc. 6. Does the income provided above include a partner/spouse/fiancee income?	House is worth $100,000 appraised about a yr ago. Mortgage is $723.00. no HELOC. Only one credit card debit and is about $200.00 @ 8.9. Monthly expenses for car, ins., water, pwr, phone, cable, etc. is between $800-$850. The income provided is without spouse, which is she moving in soon (30k).

Member Payment Dependent Notes Series 701309

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
701309	$20,000	$20,000	16.02%	1.00%	April 12, 2011	April 10, 2016	April 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 701309. Member loan 701309 was requested on March 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Glow Networks	Debt-to-income ratio:	15.34%
Length of employment:	4 years	Location:	Norwalk, CA

Home town:
Current & past employers:	Glow Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > Not quite sure what other details are required. So far nothing has been added to my checking account so the bank account verification cannot be completed until a deposit to verify is made.

A credit bureau reported the following information about this borrower member on March 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	32
Revolving Credit Balance:	$29,472.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The total Balance is $52000.00 and the Current market value is around $485000.00
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	This loan is to pay a high interest 25% Credit card, balance $17,000 with Citi card who despite never being late on a payment refuse to reduce the interest rate, scheduled Monthly payment ~$600.00 actual payments between $1000.00 & $2000.00
What is your position and responsibilities at Glow Networks? What are the amounts of the credit cards you will pay off and the interest rates on those cards?	Mobile Network Engineer - Mobile network Engineering for worldwide Carriers, currently working on 1 of the 2 largest US Wireless Network. to pay off 1 Credit card in the amount of $17,000.00 @ 25% and despite never being late and always pay substantially more than the minimum they refuse to lower my rate.
Can you list the balances and APRs of the credit cards that you plan to pay off? Also -- are you planning on verifying your income with Lendingclub? You will attract more lenders that way.	Specifically to pay off 1 Credit card with a balance of $17,000.00 @ 25% I have verified my income with the lending club

Member Payment Dependent Notes Series 703620

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
703620	$10,675	$10,675	10.37%	1.00%	April 11, 2011	April 15, 2016	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 703620. Member loan 703620 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Frith, Anderson & Peake PC	Debt-to-income ratio:	19.93%
Length of employment:	6 years	Location:	Daleville, VA

Home town:
Current & past employers:	Frith, Anderson & Peake PC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > Due to a boneheaded mistake involving an ill-advised withdrawal of funds from a retirement account for the purchase of a home, I am stuck with a huge tax bill. I would rather make payments (and I expect to pay it off far faster than the full loan term) to individuals or a bank or anybody besides the IRS. Borrower added on 04/02/11 > I will also add that my Lending Club risk rating would have likely been A1 to A3 had it let me use household income instead of just my income. Relative to my income alone my debt ratios would be higher than if my wife's income was also considered.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,504.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Frith, Anderson & Peake PC?	I'm an attorney, though not, obviously, a tax attorney!
Attorney, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number YEARS please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are 90 pct PLUS funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept a 90 percent ($9K ) fixed interest, term limited, partial loan to pay off the IRS higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid more expensive IRS APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) P.S. Your "bonehead" decision to withdraw retirement account funds was "double whammy" because in addition to $ withdrawal taxed at regular tax rates IF under age 59 1/2 years IRS imposes additional 10 percent early withdrawl penalty. One word summary: OUCH!! Best wishes loan quickly funds. Lender 505570 U S Marine Corps Retired Va Bch VA	Marine Corps Retired: Great to have a Virginian on board! One thing I hate about Lending Club is that you can't use household income. Our gross annual household income is $135,000. Which makes the fact that I am having to borrow even more embarrassing quite frankly. The amount I withdrew was not that great and no doubt some of the tax owed is attributable to the fact that my income is twice that of my wife. However, what I failed to anticipate is with our high income, even the relatively small amount I withdrew pushed our income up to the point that most of the deductions I had counted on phased out. My tax credit for kids went from 2k to $500, my student loan interest really got discounted and so forth. It was the income phaseouts of the deductions that caught me off guard. I should also say that another reason we're a little pinched is that we just bought the house in October and we knew our budget would be a little tight because we decided to opt for a 20-year versus 30-year mortgage. We figured it would be worth the sacrifice to shave 10 years off the mortgage. In a year and half my daughter will be out of daycare and that will free up basically the same amount of money monthly as the difference between the 30-year and 20-year mortgage given the interest rate differential. I would expect to have the loan paid off in 3-4 years, perhaps less depending on how things go. Its these next 18 months that I did not want to stretch my budget, which is why I opted for the 5 versus 3 year loan. Finally, I am flexible with the amount if it doesn't fully fund. The amount I borrowed is enough to pay pretty much the whole thing (I have a little to put with it). I thought about a payment plan with the IRS but I just hate being tangled up with them. I figured I'd rather be the one setting the monthly payment instead of having them do it for me. Thanks for your interest and good questions.
Received reply, Thanks. Since 10.20.2010 I'm Administrator former Internist MD wife's estate. She died intestate. She thought UnAmerican to pay income taxes. IRS currently owed $34K personal (SSN) taxes 2007 through 2009; owed $15K former medical clinic business (TIN) employer withholding taxes 2007. Va Dep't Taxation owed $11K personal (SSN) taxes 2006 through 2009. In process filing her 2010 Income Tax Returns; result will be much worse. Every week another letter arrives from IRS, Va Dep't Taxation demanding tax payment a-n-d imposing penalties, interest that only accrues. Unfortunately NO $ in Estate Account to settle existing tax obligations much less 2010 taxes due. You are correct: Better to borow $ from Lending Club at miniscule 10.37 percent because that option puts you in charge of payment plan instead of IRS, Va Dep't Taxation dictating their rules to you. FYI: IRS charges 5 percent interest PER MONTH for first 6-months (30 percent) that taxes due were not paid when tax return filed. Over and out. Lender 505570 U S Marine Corps Retired	Good luck getting your tax situation resolved!

Member Payment Dependent Notes Series 704064

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704064	$9,000	$9,000	7.66%	1.00%	April 12, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704064. Member loan 704064 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Fulbright & Jaworski LLP	Debt-to-income ratio:	9.10%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:	Fulbright & Jaworski LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > You can bank on me!! I am rock solid folks!! Mature, responsible -- just need some updates to my home and doing it a little at a time. Borrower added on 04/06/11 > My monthly income is $5500, and I live quite frugally. I've been with the same company for 34 years. Borrower added on 04/08/11 > Thank you to all my current investors !!! Borrower added on 04/11/11 > Continued thanks ...I will honor your investments.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	34
Revolving Credit Balance:	$941.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 704562

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
704562	$8,000	$8,000	10.00%	1.00%	April 11, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 704562. Member loan 704562 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.85%
Length of employment:	5 years	Location:	auburn, WA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > My husband and i are working, he is driver and i am janitor and i clean houses. We need $ 8,000.00 to buy a mobile home. Usually our income is $ 6,000.00 monthy.

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,929.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	i clean houses and i work for FMC .

Member Payment Dependent Notes Series 707129

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707129	$15,000	$15,000	13.06%	1.00%	April 6, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707129. Member loan 707129 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	sultana distrubution	Debt-to-income ratio:	12.36%
Length of employment:	10+ years	Location:	BRONX, NY

Home town:
Current & past employers:	sultana distrubution
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > pay my debits raise my score Borrower added on 03/31/11 > i make 40000 + year i'm truck driver make me feel stable job i work for 10 years

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,682.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 707475

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707475	$7,500	$7,500	13.06%	1.00%	April 12, 2011	April 20, 2016	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707475. Member loan 707475 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	north central construction	Debt-to-income ratio:	10.99%
Length of employment:	1 year	Location:	neenah, WI

Home town:
Current & past employers:	north central construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > looking to buy a classic truck. my job is very stable and I plan to pay loan off early. The payment will be no problem on my monthly budget. all my bills are always paid on time Borrower added on 04/09/11 > Any info that would help please ask...thanks Jamie Borrower added on 04/10/11 > Household income is between 72-75k. I believe I misstated it at 66k. I was corrected by my fiancee.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,664.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Journeyman Carpenter, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Income including fiancee would about 66,000.... really looking to pay loan in 3-4 years more like 4

Member Payment Dependent Notes Series 707917

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
707917	$15,000	$15,000	14.91%	1.00%	April 7, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 707917. Member loan 707917 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	LSU Law Center	Debt-to-income ratio:	9.45%
Length of employment:	2 years	Location:	Baton Rouge, LA

Home town:
Current & past employers:	LSU Law Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > I am planning to purchase a concession trailer to make extra money at fairs, festivals, etc. I already have several events that are interested in "hiring" me, and I'm looking forward to working the business! Borrower added on 03/31/11 > I will be keeping my current job at the LSU Law Center and working my concession stand on the weekends (fairs and festivals are very popular in South Louisiana, particularly during the summer months). I have been helping my dad with his concession business for approximately 10 years now, and I have a lot of retail experience (and a degree in Journalism/Advertising), so I feel confident about my ability to operate a concession business successfully. I have been at my current job since November of 2008. Before that, I worked for FEMA as a Disaster Assistance Employee (Oct. 2005-Nov. 2008). I have very little debt, and I also have my husband's income ($95,000) to help qualify for the loan. Please feel free to contact me with any questions; I am more than happy to answer them!

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,600.00	Public Records On File:	1
Revolving Line Utilization:	18.70%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What experience do you have in this business? After purchasing the trailer, will you continue your employment with LSU Law Center? Who will operate the trailer while you are engaged at the law center. Who was your prior employer and for how long?	I've been helping my dad with his concession business for roughly 10 years now, and I also have a lot of retail experience. I will definitely be keeping my job at LSU, as I intend to use the trailer on weekends for fairs and festivals (which are very plentiful in South Louisiana, particularly during the summer months). If it gets busy and I need to put in additional hours during the week, I have two grown children who will happily allow me to hire them (they, too, have helped their grandfather with his business)! I've been at the LSU Law Center since Nov. 2008; from Oct. 2005 to Nov. 2008 I worked for FEMA as a Disaster Assistance Employee. If you need any other information, don't hesitate to contact me again. I'm happy to provide any answers you need!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have no lines of credit and very little debt, and my mortgage balance is currently around $155,000. The value of my home is approximately $195,000 - down from about $210,000 a few years ago :(. If you need any other information, don't hesitate to contact me again. I'm happy to provide any answers you need! (PS - I am also using my husband's income ($95,000) to help qualify for this loan.)
To see how this loan's payment will fit into your budget, please provide a breakdown of your monthly expenses.	No problem! My husband makes $95,000 so our total annual income is $135,000. Our monthly expenses include: house note (app. $1500); one car note (app. $300), which will be paid off within the next six months; two credit card bills (app. $250); air purifier system ($145), which will be paid off in December of this year); and a student loan for my son (app. $170). Let me know if you need anything else, and thank you for your consideration.
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite completion of both.	Thank you. I just sent my income verification to Lending Club. I'll be happy to send a credit score/report, too, if you like.
I know you have experience working concessions with your dad, but I am wondering if you can tell us a little more about the plan for your stand. What type of food to you want to sell? For example, are you going to do BBQ, cajun, funnel cakes, etc? Is there a certain theme to your concession? There are a lot of fairs and festivals down there, which is great, but what is going to make your stand special (and successful) in what presumably is a crowded market? Thanks so much for your response and I wish you lots of luck.	Right now, I am concentrating on three main items: beignets (Cajun donuts), red beans and rice, and gumbo. The key seems to be to get into these fairs early, since they usually only allow a certain number of booths per food item. I already am scheduled for a fair in Lake Charles at the end of April, and I have two (so far) that have accepted me for May and June. And of course, I am still in the process of contacting others.
The listing shows a public record as well as a delinquency. Would you please comment on both as well as the 3 inquiries listed. Have you been looking to increase your credit cards recently or potentially borrowed other money? Thank You.	There seems to be two "negative" items: our bankruptcy, discharged in 2003; and a closed HSBC Bank account, which I can't remember any details on (it may be in my husband's name). The only late payment I can think of is my JC Penney account last month, which was an oversight. I only have two credit cards (one with a $3000 limit and another with a $300 limit), and am NOT looking to get another. If you need additional answers, please contact me again, ok? Thanks!!
Happy to invest in your loan. please keep in mind it's everyday people looking to help you for a return. And if you default, we dont get bailed out like a big bank corrupt system. Please just keep that in mind. I hope everything works out great for you and your loan! Thank you!	Thanks so much! No worries, I have made up my mind that this venture will be a success. Since I will be keeping my regular job, and using this loan money for a part-time job on weekends, I'm not worried about making the payments. THANK YOU again for your email!

Member Payment Dependent Notes Series 708223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708223	$14,000	$14,000	14.91%	1.00%	April 12, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708223. Member loan 708223 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Lyondellbasell	Debt-to-income ratio:	4.35%
Length of employment:	< 1 year	Location:	mentor, OH

Home town:
Current & past employers:	Lyondellbasell
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > Paying off credit card debt Have excellent credit score Have a good reliable income

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,294.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	225,000 left on the home No HELOC 245,000 about is the home value according to zillow

Member Payment Dependent Notes Series 708451

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708451	$10,000	$10,000	9.63%	1.00%	April 7, 2011	April 7, 2014	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708451. Member loan 708451 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	s&s tractor parts inc.	Debt-to-income ratio:	18.65%
Length of employment:	10+ years	Location:	syracuse, NY

Home town:
Current & past employers:	s&s tractor parts inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	80
Revolving Credit Balance:	$1,650.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at s&s tractor parts inc.?	Type your answer here.my main job at s&s is to run the track press.i am also responsible for the cutting and loading of the majority of the scrap iron that we sell.

Member Payment Dependent Notes Series 708724

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
708724	$14,000	$14,000	17.88%	1.00%	April 6, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 708724. Member loan 708724 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Tulare County Assoc. Of REALTORS	Debt-to-income ratio:	13.68%
Length of employment:	9 years	Location:	Visalia, CA

Home town:
Current & past employers:	Tulare County Assoc. Of REALTORS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > Pool for My Family

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,675.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I purchased this home last summer and the balance is 199,075.65. One loan, No HELOC. Current Zestimate is 196,500. As in many areas forclosures have been flooding the area causing values to drop. This is my first home and I have never been in forclosure or bankruptcy. I have played by the rules and only purchased what I can comfortably afford. Hopefully we can do business together.
MLS Director, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($12 - $13K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) my gross monthly income does not include my wife's income, together our gross monthly income is about7k 2) full term 3) the reason I tried the lending club was because I was refered by pool financing company and I was taken straight to app, the loan amount (which was lowered) and the terms were good, I did not realize I had to go through all this so with that said if my loan does not fully fund I will probably just use a line of credit we have been approved for, but i would rather have better terms, in the end I will go whatever gets me a pool because good terms bad terms I can't wait to see the look on my kids faces when we tell them they are getting a pool
You indicated that the loan amount was lowered by LendingClub, what is the total cost for the pool and how do you plan on paying the difference? Thanks.	Pool is 23,000, I have the rest in the bank.
I'm so happy for your kids. I grew up with a pool. No need to reply.	Thank you, I just want to give them the things I never had, but what parent doesn't, right :)

Member Payment Dependent Notes Series 709177

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709177	$5,000	$5,000	12.68%	1.00%	April 6, 2011	April 5, 2014	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709177. Member loan 709177 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	marouns import specialist	Debt-to-income ratio:	9.20%
Length of employment:	1 year	Location:	tampa, FL

Home town:
Current & past employers:	marouns import specialist
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,555.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 709399

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709399	$7,000	$7,000	9.63%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709399. Member loan 709399 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Garmin International	Debt-to-income ratio:	5.97%
Length of employment:	3 years	Location:	MISSION, KS

Home town:
Current & past employers:	Garmin International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > I've never missed a payment when any loan that I've ever had. This loan will be used to take care of a few personal effects I have coming up in the next few months. I have been working at the same job for around three years. My work team is growing and business is good.

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$268.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 709490

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709490	$16,000	$16,000	17.88%	1.00%	April 11, 2011	April 16, 2016	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709490. Member loan 709490 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,292 / month
Current employer:	XL Insurance	Debt-to-income ratio:	19.35%
Length of employment:	7 years	Location:	Wilmington, DE

Home town:
Current & past employers:	XL Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/02/11 > This loan is for payment of IRS taxes and for a surgical procedure which is not fully covered by my insurance.

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	5
Revolving Credit Balance:	$8,979.00	Public Records On File:	1
Revolving Line Utilization:	85.50%	Months Since Last Record:	57
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello. I hold the title to my home with my husband. The balance on my mortgage is $143,500 and we do not have an HELOC. The value of my home is $199k I also own a rental investment property. The balance on that is $22,100 and the value is $100k. Thank you.
hi, what was your delinquency 5 months ago? also, you applied for credit 3 times in the last 6 months, did any result in new debt? thanks	The reported deliquency is with my mortgage holder, regarding a payment they are reporting as late, which was not late. My bank claims that they were sent an invalid acct number by the mortgage co, and I am disputing this now.I have an investment property that I was looking to refinance, however, the mortgage is very small ($22k) and I couldn't find a bank that would do a refi w/ minimal cash out (most won't go under $60K). So there are 3 credit applications, but no new debt. Thank you.

Member Payment Dependent Notes Series 709515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709515	$18,000	$18,000	17.88%	1.00%	April 12, 2011	April 17, 2016	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709515. Member loan 709515 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	ISS	Debt-to-income ratio:	14.30%
Length of employment:	2 years	Location:	Riverview, FL

Home town:
Current & past employers:	ISS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > Wanting a small pool for the grandchildrens summer visits as well as excersise and relaxation for us. We also want to pay off a couple of high interest rate credit cards and apply that payment to this loan.

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	4
Revolving Credit Balance:	$8,883.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Software Engineer, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($15K - $15K) fixed interest, term limited partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Gross amount listed does not include spouse's which is $1200 per month. My gross income monthly is $9000. Hopefully repayment within 3-4 years maximum. I would accept 80%, obviously 90% would come closer to accomplishing my goal. Thank you and I appreciate your consideration of my loan request.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance is approximately $240k and there is no HELOC. It is a new build that is one year old. Zillow has it at $215K...seems everyone is a little upside down these days but thankfully we got a really good deal so I know it would sell for more than the zillowestimate. Thank you for asking and for your consideration of our request. Have a great day.
Why the delinquency 4 months ago?	If you could tell me what delinquency as I am not aware of any. The only thing that was deliquent that I know of was a medical bill that was mis-charged by the insurance company other than that I am not aware of any. I am more than willing to be open and answer any questions any investors may have. Thank you for your time and consideration. I look forward to hearing from you again. Thank you again and have a good day.

Member Payment Dependent Notes Series 709567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709567	$21,000	$21,000	12.68%	1.00%	April 8, 2011	April 5, 2016	April 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709567. Member loan 709567 was requested on March 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Arencibia Associates	Debt-to-income ratio:	27.54%
Length of employment:	10+ years	Location:	New York, NY

Home town:
Current & past employers:	Arencibia Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,434.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	OK, let me take a stab at these: (1) I'm part owner of an engineering business which has developed exhaust gas recycle technologies for large industrial customers. (2) Mortgage balance $195K, no secondary loans or helocs. Could have taken that route at lower interest, obviously, but probably going to sell in the next 1-2 years and didn't want to take the short term hit with closing costs, complication, etc. (3) Current market value ~$425,000 (4) I understand the question of itemized monthly budget, but that's a little invasive, sorry. More importantly, it's besides the point. My debt is attributable to leveraging personal credit as an investment in my business. (5) 5 year payoff (6) Debt type is a combination of revolving and higher interest fixed loans. Debt I'm looking to replace with this loan is matched ($21K) and the goal of this loan is to more efficiently service that same debt, which is at 19%. Other debt, while on my personal "tab" is being serviced and paid off through my company since I used personal credit as an investment in our company. The company is, however, growing well in sales, making those debts a non-issue. (7) This loan will replace debt with BoA and that account will be paid off, something I will thoroughly enjoy. (8) I don't really know much about LC, but I thought they go through the income verification process as a matter of course? I will contact them to make sure this gets done. Usually that involves calling the employer. But since I am the employer, it would more likely involve providing copies of pay stubs and/or W-2s, which I have no issue doing. I am a small business owner, and have been for over a decade now. Contrary to most businesses that have struggled or closed through this recession, we're growing quite well. Yes, there are certainly people out there who've spent on revolving debt like drunken sailors and are now scrambling to find a solution. That's not me, however. Like all good businesses, growth means smartly leveraging as much debt as you can comfortably service, and also finding new avenues to service debts more cheaply. That is my goal here. The best people to lend to are the ones who don't really need it, but are just looking to make good strategic choices. I'm not sure what LC publishes about credit ratings but mine are excellent, because I make my payments.
1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	These exact same questions were posted several days ago and I posted answers immediately. The only update to that would be that I've gotten in touch with LC and will be sending them W-2 and tax return info to verify my income. However those are in my office and I'm returning from a business trip later today. So the backup documentation for income verification should be sent to LC sometime Monday.
1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	This is the third time this exact set of questions has been cut and pasted by the same user. Please see previous answers.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	This loan would replace a $21,000 revolving debt with Bank of America, which they recently increased to 22%, because that's what those guys do. That balance was paid down to it's current level from the original $36,500 and obviously I'd like to finish paying that off with something at a lower interest rate. This debt would seem high for an individual, but like I said in an earlier answer, I actually use my personal credit to provide credit leverage for my company, which I've done many times before and will continue to do when reasonable rates are available. The costs to service that debt and pay it down are accordingly covered by my company, through me. As for work, I'm part-owner of an engineering business. I've been with the company for 11 years. We provide consulting and design of high-tech process equipment across several industries: mostly pharmaceuticals, aerospace and electronic materials (semiconductors).

Member Payment Dependent Notes Series 709864

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709864	$21,600	$21,600	12.68%	1.00%	April 11, 2011	April 15, 2016	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709864. Member loan 709864 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Walmart Stores	Debt-to-income ratio:	0.55%
Length of employment:	10+ years	Location:	valley, AL

Home town:
Current & past employers:	Walmart Stores
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > I plan to upgrade the above ground pool to an inground pool to enhance the value of my home.I also have no out standing debt,other than a Discover Card that I helped my son buy some furniture that he pays the bill every month.When I do charge on my credit card it is paid in full during the billing cycle.My vehicles are paid in full.My monthly net income is $2400.00,I am on monthly salary at Walmart Stores as an Assistant Manager for 15 years. Borrower added on 04/07/11 > A mortgage payment of 932.00 a month that I forgot to add with a balance of 59000.00,and I also pay extra to it a month to help bring down the life of the loan. Borrower added on 04/08/11 > Thank You to all investors,so far

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$713.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Walmart Stores?	An assistant store manager
Would you please state the value of your home, how much is left on your mortgage, and how much equity you have in your home? Would you please detail your monthly expenses? Please also list the amount of disposable income available after expenses. Would you please describe your line of work? Thanks	Its about120000 about 2yrs ago.there is 59000 left on my mortgage.probably around 60000 in equity.according to value against balance I don't have any pmts but mortgage and utilities.I currently have 19000in checking and own stocks in 2 different companies plus have 401k.I am an assistant Manager for Walmart stores with 15 yrs of service
Would you please explain how this money is to be used. What sort of major purchase are you making? Thanks	I am trying to replace the above ground pool with a small inground pool,to enhance the current value of the house..
Currently your listing does not show that your income is verified. Please contact Lending Club member services (support@lendingclub.com), and take the extra steps involved in verifying your income. Please also note that having your loan approved does not necessarily mean your income is verified, as Lending Club does not necessarily verify income as part of the approval process. So please contact member services and request that they verify your income. If your income has been verified, I would be happy to invest in your loan. Thanks	Ok will get it verified...thank you
Can you please explain what the loan is for?	I am trying to replace the above ground pool with an inground pool to enhance the value of my house.
Happy to invest in your loan. please keep in mind it's everyday people looking to help you for a return. And if you default, we dont get bailed out like a big bank corrupt system. Please just keep that in mind. I hope everything works out great for you and your loan! Thank you!	No! Thank You for investing in my purchase,I understand that you and the other investors do not know me or anything and I owe 1 monthly bill ---a mortgage-everything is paid for.Thanks again
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Yes I can proudly say that I dont have any personal loans and that I have a balance on a Discover Card that I helped my son buy some furniture and he pays that monthly,and I do not owe anything on my Visa,if I charge anything it is paid for in full on due date.
Hi, I'm interested in funding your loan, can you please answer a couple questions for me? 1. What is the amount your monthly mortgage payment? 2. Can you list your monthly expenses (utility, cars, foods, etc)? 3. What is your NET income? thanks!	mortgage=932.00 cars=0.00(paid) food=200.00+- utilities=150.00+- credit cards=0.00(if a charge,paid when billed) net income=2400.00(salaried) cell phone=140.00(family plan) Thank You!:)

Member Payment Dependent Notes Series 709917

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
709917	$9,800	$9,800	7.29%	1.00%	April 7, 2011	April 6, 2014	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 709917. Member loan 709917 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,300 / month
Current employer:	n/a	Debt-to-income ratio:	23.17%
Length of employment:	n/a	Location:	Warrensville Heights, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/23/11 > I will use this money to finish paying the remainder of my credit card debt. Borrower added on 03/23/11 > I will pay the last of my credit card debt with this loan.

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1976	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,799.00	Public Records On File:	1
Revolving Line Utilization:	13.10%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 710255

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710255	$18,725	$18,725	10.37%	1.00%	April 7, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710255. Member loan 710255 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	New Surfside Nursing Home	Debt-to-income ratio:	27.64%
Length of employment:	10+ years	Location:	Far Rockaway, NY

Home town:
Current & past employers:	New Surfside Nursing Home
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > This loan is to help Consolidate my debt that is basically all over the place. Looking to use this loan as a way to control my debt and start to focus more on my savings. All investors that are helping me don't have to worry i always pay on time. The job that i have is very stable and i have been there for many years. Thank you again for helping me out and have a great day!

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,345.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for New Surfside Nursing Home?	I work as a dietary aide.
Dietary Aide, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($15 - $16K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) My Gross income does not include Fiancee,Spouse,or partner. My monthly income is around 1900 a month. 2) My loan is actually 60months. i'm aiming for full term but it could change. rounding it off i would have to say 4years. 3) If the fund is only partial i do not know yet if i would accept it. Hoping i get real close to my initial funding though. Thanks for the info that you have given to me...i will definitely take it into consideration! Hopefully i do get a full funding!! Come on everybody help me out!!!

Member Payment Dependent Notes Series 710276

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710276	$8,000	$8,000	9.63%	1.00%	April 11, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710276. Member loan 710276 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Stallion Boot Company	Debt-to-income ratio:	27.96%
Length of employment:	2 years	Location:	AUSTIN, TX

Home town:
Current & past employers:	Stallion Boot Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,428.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 710419

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710419	$30,000	$30,000	7.29%	1.00%	April 12, 2011	April 11, 2014	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710419. Member loan 710419 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,706 / month
Current employer:	FDIC	Debt-to-income ratio:	8.01%
Length of employment:	10+ years	Location:	Woburn, MA

Home town:
Current & past employers:	FDIC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,026.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you elaborate on your occupation or source of income?	Type your answer here. I am Senior Bank Examiner.
I want to fund your loan. Could you please advise details of (1) your loans that you want pay off including amount outstanding and interest rates; (2) monthly expenses; (3) home loan balanaces including HELOC and current value of the house. Thank you and best wishes.	Type your answer here. Credit Cards: Balance Monthly pmt rate Chase Visa #3005 $4,552 $239 6.99 Chase Marriott Rewards $2,039 $100 12.99 ATT Universal $5,1438 $100 2.99* * rate goes to 15.42% in 12/2011 Bank of America $12,750** $252 7.99 ** estimated balance do not have copy of statement rate is vairiable Capital One 850*** 16 4.99 *** estimated balance do not have copy of statement rate is fixed Outstanding Mortgage Balance is $221,246 Principal, Interest, Inusrance, and taxes monthly is $1,601.58 Condo fee monthly $375. Covers heat and AC Approximate value $285,000 No Home equity loan Car Loan montly payment approximately $235M a monthly. Not to be paid off. Salary just increased from $128,474 to $135,443. Child Support is $1,200 per month.
What are you using the other $7,000 for?	Type your answer here. Liquidity and will probably have to fund my sons braces in the not to distant future.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks	Type your answer here. Net Monthly take home pay amount $4,500. This is after child support has been taken out in the amount of $1,200, and $1,520 in 401K contributions, retirement and other savings. Monthly car payment of $234 is also withdrawn from my pay check. $4,500 Net Monthly ($1,977) Less: mortgage, taxes, insurance and condo fees $2,523 Less: ($745) minimum credit card payments ($215) phone, cable, internet ($ 80) electric ($236) life insurance and auto insurance ($120) fuel ($200) food ($550) entertainment/ miscellaneous ($2,146) $377 Estimated disposable income
3.Please list your loan amounts & interest rates that you will be paying off. The loan payment will go from $745 to to $930 which cuts your disposable income to less than $200. ARe there other expenses you will be cutting?	Type your answer here. Estimates of expenses provided were conservative estimates. Just recently recieived a $6,700 pay raise not taken into consideration. After taxes should net at least an additional $270 a month. Further, I can reduce savings and 401K contributions as well as miscellaneous expenses should the need arise. I provided list of credit cards and rates to be paid off to another investor (amount was approximately around $22,000 with interest rates ranging from 2.99% to 15.42%). Credit card debt related to divorce/child custody. Balance of credit card debt outstanding exceeded $100M in 2007, I have successfully reduced it to current balance. Like to have it all paid off in 3 years or less. Thank You.
With $377 estimated disposable income each month, that doesn't leave much room to pay the hefty $930/month lending club loan obligations. I realize the $745/month credit card payments go away but again the point still stands. What sort of back up plan or comfort could you give potential lenders that the $930 will be covered in the event of a job loss or unexpected expense? Thanks.	Type your answer here. I have been with same employer for 25 years. Could always stop funding 401Ks and other retirement savings in the neighborhood of $1,500 and work an additional 3 to 4 years before I retire. Car loans is to be paid off in not too distance furture. I have been aggressively paying down credit card loans much more than $930 a month over the last several years. My credit remains stellar. I hope this helps.

Member Payment Dependent Notes Series 710751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710751	$20,000	$20,000	20.11%	1.00%	April 6, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710751. Member loan 710751 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,792 / month
Current employer:	Ozark City Schools	Debt-to-income ratio:	21.19%
Length of employment:	10+ years	Location:	Ozark, AL

Home town:
Current & past employers:	Ozark City Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	28	Months Since Last Delinquency:	3
Revolving Credit Balance:	$12,727.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The total balance of my mortgage loan is 127,000. The current market value of my home is 140,000. Please feel free to contact mw with any further questions.
Transportation Supervisor, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My Gross Monthly income mine and is 5,858.00. It is my desire to fund at 100% but I realizr that I do have some limting factors. I anticapte paying off ther loan within 4-5 years. The 20,000 is already down from the 30,000 that I had submitted. I would accecpt an 80 or 90 percent with the hope of relisting after 6 months Thank you for your interest and help!
Explain the Delinquencies and you would avoid that again?	in the past, there have been several items on oneor more of my credit reports that belonged to my dad. (we have the same name)-I do take full responsiibity for all the debt that my family has inured. This loan wil help us streamline all of our credit cards debts into one debt-The loan payment will be deducted from my checking account-thus no more scambling to send out so monthly payments to individual companies If you examine my history of car loan and mortgage payment-you will not find one late payment-This loan payment would fall ino that catagory-beacuse my check is directly deposited into my checking account-no more worry about phone or check payments Thank you for your time and interest in my loan

Member Payment Dependent Notes Series 710821

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710821	$25,000	$25,000	19.36%	1.00%	April 7, 2011	April 6, 2016	April 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710821. Member loan 710821 was requested on March 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,667 / month
Current employer:	CSC	Debt-to-income ratio:	14.70%
Length of employment:	7 years	Location:	Rochester, MI

Home town:
Current & past employers:	CSC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 23, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	37	Months Since Last Delinquency:	6
Revolving Credit Balance:	$37,093.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
your title says "business loan" but loan purpose says "credit card refinancing" what is the loan purpose?	Some money invested in precious metals using credit cards and would like pay credit cards off
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes, 340K 280K
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Yes, 344K 280K
Hello, Do you feel using your credit cards to purchase precious metals is a prudent financial decision? Did you make money on these purchases? Thanks for your answers.	I am not sure if that is a good practice or not, but we can buy with CC, however, I did not make much money yet but gained good experience for future business.

Member Payment Dependent Notes Series 710884

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710884	$5,000	$5,000	12.68%	1.00%	April 8, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710884. Member loan 710884 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Midas International	Debt-to-income ratio:	6.08%
Length of employment:	1 year	Location:	FLEMINGTON, NJ

Home town:
Current & past employers:	Midas International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2008	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$543.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1). No I do not owe any mortgage, I live with my parents and the house is paid off. 2). No I do not hold the title, I live with my parents. 3). No, I do not have a HELOC 4). I do not know, as my home is not listed on Zillow. Comparable houses in my area can be found in zip code 08822 though. 5). I have lived at my house for 22 years Thank you
You put no Loan Description. The title on the loan listing is "Major Purchase". What is the "Major purcase " item? Why is it essential to go into debt to get this item?	I am currently working as an automotive general service technician and my employer wants to promote me to a tech position. In order to take on the added responsibilities, I will need many more tools and a larger tool box than I currently have. With the loan I am requesting, I will use about 2000 of it to buy a large professional tool box and then use the remaining amount to purchase most of the tools that I will need to effectively do my job. Thank you for considering me.

Member Payment Dependent Notes Series 710965

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
710965	$3,900	$3,900	13.80%	1.00%	April 12, 2011	April 21, 2016	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 710965. Member loan 710965 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Walmart	Debt-to-income ratio:	20.46%
Length of employment:	10+ years	Location:	Vienna, MO

Home town:
Current & past employers:	Walmart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/08/11 > I am hoping to get a truck so I can make some money hauling scrap metal. In the past 11 years I have never ever missed a loan payment at my local bank.

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	39
Revolving Credit Balance:	$13,825.00	Public Records On File:	0
Revolving Line Utilization:	53.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these three questions first please: 1. Do you have a title in your own name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Yes my vehicle is titled in my name. 2. I own my one home. I have no mortgage payments. 3. 65000

Member Payment Dependent Notes Series 711177

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711177	$5,000	$5,000	5.42%	1.00%	April 6, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711177. Member loan 711177 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Bristol Virginia Public Schools	Debt-to-income ratio:	27.40%
Length of employment:	10+ years	Location:	Bristol, VA

Home town:
Current & past employers:	Bristol Virginia Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 27, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,983.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 711367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711367	$21,600	$21,600	12.68%	1.00%	April 7, 2011	April 10, 2016	April 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711367. Member loan 711367 was requested on March 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Gainsco Inc	Debt-to-income ratio:	16.52%
Length of employment:	2 years	Location:	Forney, TX

Home town:
Current & past employers:	Gainsco Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,424.00	Public Records On File:	0
Revolving Line Utilization:	35.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, I'm interested in funding your loan but would first like to know what debts you plan to consolidate with this loan as well as their respective APR's. (i.e. CC#1 $15,000 @ 22%). Also, you chose the 5 year loan. Do you expect to take the full 5 years or pay it off sooner, and if sooner, what is the expected time frame for payoff (<1 yr, 1-2 yrs., 2-3, etc.) Thanks in advance for your answers.	Hello. I am consolidating 4 credit cards @ various interest rates. I am just tired of playing the transfer game chasing the better rate. My intention is to pay about $800/mo to pay off in about 2 yrs because we want to eliminate all of our credit card debt. We make good money and can live without credit cards, we just have to get to that point. Thanks for you question and please follow up if you have any more.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Chase ~$3000, 2 Discover Cards ~$6000, Capital One ~$3000, 2 CitiBank Cards ~$6000, Room2Go ~$2000. I dont pay just the minimum, I pay as much as I can and lately that has been about $900/mo. The interest rates vary, for instance the discover cards are about 18% I believe and the other are close behind. Ive been transering to 0% cards, but doesnt make sense to continue b/c of the transfer fees (every 6 months to a year). So I am looking to make 1 payment and pay it off as soon as possible. I am a senior computer programmer. I program using .NET (Microsoft) technologies (both windows and web). All of our debt, less car and mortgage, will be paid off with this debt consolidation loan. Thanks for your question.
Please list balances, APRs, and monthly payments on the cards you intend to pay off. Thanks!	Chase ~$3000, 2 Discover Cards ~$6000, Capital One ~$3000, 2 CitiBank Cards ~$6000, Room2Go ~$2000. I dont pay just the minimum, I pay as much as I can and lately that has been about $900/mo. The interest rates vary, for instance the discover cards are about 18% I believe and the other are close behind. Ive been transering to 0% cards, but doesnt make sense to continue b/c of the transfer fees (every 6 months to a year). So I am looking to make 1 payment and pay it off as soon as possible. I am a senior computer programmer. I program using .NET (Microsoft) technologies (both windows and web). All of our debt, less car and mortgage, will be paid off with this debt consolidation loan. Thanks for your question.
Could you please verify your income with LendingClub?	Hello and thanks for your question. I faxed over pay stub and W-2 yesterday morning to Lending Club.
Since this is a debt consolidation loan, for each debt you currently have please list the amount you owe, the interest rate, and the amount you pay monthly. Also, indicate which debts you will and which debts you will not be consolidating using this loan.	Thank you for you question. Please see the answers to previous questions. I believe you will find the answer you are looking for.

Member Payment Dependent Notes Series 711388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711388	$4,500	$4,500	13.06%	1.00%	April 11, 2011	April 19, 2016	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711388. Member loan 711388 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	bikram yoga boca raton	Debt-to-income ratio:	9.28%
Length of employment:	5 years	Location:	delray, FL

Home town:
Current & past employers:	bikram yoga boca raton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > buy a car , working for all most 8 years at the same place , I dont want mess with my credit , best regards edson

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,126.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 711577

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711577	$17,000	$17,000	13.80%	1.00%	April 6, 2011	April 7, 2016	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711577. Member loan 711577 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,060 / month
Current employer:	Jacks Urban Eats	Debt-to-income ratio:	15.40%
Length of employment:	9 years	Location:	Rancho Cordova, CA

Home town:
Current & past employers:	Jacks Urban Eats
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/24/11 > My wife and I are expecting our first child, and are looking to consolidate our credit cards on a lower interest rate, making only one payment a month. We both have never missed a payment on an of our debts, EVER, and our credit scores reflect this. I also have an extremely stable job running a restaurant that I have been at for almost 10 years. Thanks to anyone who can help us get our finances ready for our new baby. Borrower added on 03/24/11 > I am editing to add that the 17000 is not all credit card debt, it also includes the remainder of our auto loan as well.

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,853.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How much of the loan is going to credit card debt & how much to your auto loan? Thanks.	Approximately 10,000 will be going to the remainder of our car loan, and 7000 onto various credit card debts we will be consolidating. As I said we have never missed a payment for any bill we have ever had in the 9 years we have been together, both my and my wifes credit scores are in the 800's. This consolidation will just make our monthly bill schedule simpler, and save us a good amount of interest in the long run.

Member Payment Dependent Notes Series 711637

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711637	$20,000	$20,000	10.00%	1.00%	April 6, 2011	April 11, 2014	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711637. Member loan 711637 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	pinkerton government services	Debt-to-income ratio:	13.47%
Length of employment:	1 year	Location:	hawthorne, CA

Home town:
Current & past employers:	pinkerton government services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	79
Revolving Credit Balance:	$28,157.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list, one by one, each debt you plan to pay off with this loan, including Amount, RATE, MinPayment. Total should come to your requested loan amoung less LC's fee. Tx	citibank-9000-18.99%-$136min chase-6000-16.24%-$115min us bank-3400-10.24%-47min chase-800-5.40%-$176min
Why pay off Chase at 5.4% with a loan that costs more?	I owe more than that thats the difference of the loan to be applied to the balance
You have run up a lot of debt. How did it happen, and what changes are you making in your life to make sure that it doesn't happen again?	I do not think its a lot lost job last year but been working for almost year now transferred balances to no interest card able to make more than min payments on all bills no car note and low rent trying to cut back on bills every month i will not get in trouble

Member Payment Dependent Notes Series 711711

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711711	$35,000	$35,000	9.63%	1.00%	April 8, 2011	April 9, 2014	April 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711711. Member loan 711711 was requested on March 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	n/a	Debt-to-income ratio:	13.28%
Length of employment:	10+ years	Location:	Menlo Park, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > Greetings - Located in Silicon Valley since 1989, we manufacture and market drinking water treatment solutions for companies such as Google, Ebay, Yahoo, Netflix etc. who have switched from bottled water to our Premium brand of filtered drinking water. We are launching a new marketing channel for the direct sale of residential water treatment systems to employees of our commercial accounts. Funding for this loan will go towards the marketing and product development of this channel.

A credit bureau reported the following information about this borrower member on March 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,523.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 711761

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711761	$15,000	$15,000	14.17%	1.00%	April 6, 2011	April 7, 2016	April 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711761. Member loan 711761 was requested on March 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,490 / month
Current employer:	Case and Associates	Debt-to-income ratio:	14.90%
Length of employment:	10+ years	Location:	Coweta, OK

Home town:
Current & past employers:	Case and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > Wanting to pay down high interest credit cards.

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,454.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Case and Associates and what do you do there?	Case and Associates manages apartment complexes. I work for them doing light maintenance and mostly painting.
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) Please provide the Balances and APRs of the debts you have? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. This method is preferred and may lead to more money invested in your loan. Thank you in advance! This website is secure and has been approved by Lending Club to verify debts. This is of the major sticking points for potential lenders, as they want to assess the risks of lending to potential borrowers.	Mine and spouses gross per month is about $3330/month. I am a painter for the apt. complex and also do light maintenance. Own home currently. Some answers are already done on another lenders question... If I can help any more, please let me know. Thank you!
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	I owe $97,000 on house, it's worth about $115,000. cc1 $1,485, $29/month; cc2 $3,460, $75/month; cc3 $6,200, $140/month; cc4 $1338, $67/month; ed loan $2144, $32/month. Hope this helps you.
interest rates?	Sorry, forgot that part. cc1 is 3.99 intro rate, cc2 is 14.99, cc3 is 15.24, cc4 15.99 and School loan rate is about 7.99. Thanks!

Member Payment Dependent Notes Series 711973

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
711973	$6,250	$6,250	10.37%	1.00%	April 8, 2011	April 15, 2016	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 711973. Member loan 711973 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,280 / month
Current employer:	Posse Atlanta	Debt-to-income ratio:	19.77%
Length of employment:	2 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Posse Atlanta
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$580.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 712054

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712054	$35,000	$35,000	11.11%	1.00%	April 8, 2011	April 12, 2014	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712054. Member loan 712054 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,500 / month
Current employer:	EmCare Inc.	Debt-to-income ratio:	11.35%
Length of employment:	10+ years	Location:	Tampa, FL

Home town:
Current & past employers:	EmCare Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/29/11 > I am an Emergency Room physician, very stable employment and income. Pay all bills on time.

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	45	Months Since Last Delinquency:	22
Revolving Credit Balance:	$21,448.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Physican, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($28 - $32K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. 1. My annual income is $450k. My wife does not work, we have 3 small children. 2. I plan to pay the laon back in 2-3 yrs. 3. I am willing to accept partial although of course prefer to have the whole loan funded.
you seem to be doing ok for yourself. why do you need a loan for this? are your expenses that extravagant that you cannot save for this purchase in less than 2-3 months? what are your monthly expenses?	Type your answer here. Because I would like to spread the out of pocket for this purchase out over time.
What is the delinquency showing from 22 months ago?	that was an error when my wacovia credit card was changed to wells fargo and the automatic payments stopped and I unfortuneately didn't catch it for a while.

Member Payment Dependent Notes Series 712083

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712083	$10,000	$10,000	14.17%	1.00%	April 6, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712083. Member loan 712083 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,958 / month
Current employer:	Keystone Autism Services	Debt-to-income ratio:	18.46%
Length of employment:	< 1 year	Location:	MIDDLETOWN, PA

Home town:
Current & past employers:	Keystone Autism Services
Education:

This borrower member posted the following loan description, which has not been verified:

I had the misfortune of having a heart attack at the age of 27. At the time I was starting a new job and hadn't qualified for health coverage. My previous employer did not offer health care so I was left to pay the hospital bill on my own. I have been paying it down little by little. The hospital has agreed to let me pay a portion of the bill and forgive the remainder. With this loan I hope to pay that portion and get my life past the heart attack. I am steadily employed and the monthly payments fall well into my budget.

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	65
Revolving Credit Balance:	$8,809.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 712132

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712132	$20,000	$20,000	16.02%	1.00%	April 6, 2011	April 8, 2016	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712132. Member loan 712132 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	The Culture Project	Debt-to-income ratio:	17.24%
Length of employment:	< 1 year	Location:	Brooklyn, NY

Home town:
Current & past employers:	The Culture Project
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/25/11 > I will be using the loan to consolidate credit card debt. After five years of career building in Arts Administration, I am now the Managing Director of the Culture Project, a major arts organization in New York. Culture Project has been around for more than 20 years and is going strong. We do events at Mark Taper Forum, The UN Assembly Hall, Alvin Ailey, The Living Theatre involving artists such as Sting, Trudy Styler, Richard Dreyfuss as well as supporting the new theatrical work of exciting emerging artists. I hope to consolidate my debt in to one easy payment. Thank you for your help!

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	18
Revolving Credit Balance:	$19,519.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 712186

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712186	$1,750	$1,750	11.11%	1.00%	April 7, 2011	April 8, 2014	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712186. Member loan 712186 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Word of Life Ministries, Inc.	Debt-to-income ratio:	20.97%
Length of employment:	9 years	Location:	Wichita, KS

Home town:
Current & past employers:	Word of Life Ministries, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/25/11 > Pay off Sears Card. I pay all of my bills on time. My job is stable. I have been working for Word of Life since 02/02

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,070.00	Public Records On File:	0
Revolving Line Utilization:	94.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 712258

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712258	$33,500	$33,500	17.14%	1.00%	April 8, 2011	April 8, 2016	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712258. Member loan 712258 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,863 / month
Current employer:	EDISON CHOUEST OFFSHORE	Debt-to-income ratio:	14.70%
Length of employment:	10+ years	Location:	Houma, LA

Home town:
Current & past employers:	EDISON CHOUEST OFFSHORE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/25/11 > RETURNING CUSTOMER!!! AFTER COMPLETING MY 1ST LOAN WITHOUT HASSLE I DECIDED I HAD TO GET IT PAID OFF TO RETURN FOR CC REFINANCING. I ALWAYS PAY WHAT I OWE!!! PERIOD! REASON FOR LOAN IS i WOULD LIKE TO PAY OFF HIGH INT CARDS USED FOR UNEXPECTED EXSPENSE. MOSTLY MOVING COST & MED. TREATMENT FOR MY 5YR SON. NOT LOOKING FOR SYMPETHY, JUST LOOKING TO REDUCE MY MONTHLY EXSPENCE & PAY OFF CARDS SO THANKS IN ADVANCE FOR CONSIDERING MY LOAN.

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,874.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at EDISON CHOUEST OFFSHORE? Would you mind providing the Loan # for your 1st loan? Thank you in advance.	Captain.Loan # 627881
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage + HELOCs 2) How much is your home CURRENTLY worth? Use zillow.com for a free current estimate. 3) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. 4) what is the loan ID for your previous LC loan? 5) What do you do for Edison Chouest? I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	1.Own 2 homes. 1 is paid in full & on the market. the other owe right under 250,000 2. Aprox.value 297,000 3.cc1 29.4% usually pay 300.0 bal. 7860.00 cc2.25.24% 2,891. pay 200. cc3 22.74% 8,084. pay350. cc4 18.24% 6,647. pay 250. cc5 14% 10,819 pay 400.00 Im not certain about the min. payment this is what I pay on each card monthly. Captain
M/V Operator, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($27 - $29K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. No, my income alone. my wife had to leave employer almost 3 yrs ago, care for our son. 2. plan is to paid in a three yr. term 3. Im actually hoping the loan isnt completly funded. realizing 1 card is now at 14% APR better rate than loan offered. Don't believe I can change it at this point. would accept 80% I hope this info. has been helpful
Ahoy, Captain; Received reply, thanks. Vessel's Master needs to immediately reverse loan's course. Shipmate does NOT need to borrow $33,500 because when loan origination fee's required $ deducted from loan gross $ amount, 17.14 APR loan's actual APY is 19.54 percent. CC No. 4 $6,647 balance at 18.24 pct and CC No 5 $10,819 balance at 14 pct are LOWER than requested loans actual 19.54 percent APY. Email Lending Club Member Support Department (support@lending club.com) and tell them to modify (REDUCE) requested loan $ amount from $33,500 to $16,034. Since this would be borrowing considerably LESS $, loan's current 17.14 percent APR could possibly be reduced to lower APR. My post military second career spent working for MEBA Pension Trust Plans Department. Signing off. Lender 505570 US Marine Corps Retired	Thanks for the info. going to do that now!!!
Tell me about your first LC loan: principal amount; interest rate; commencement date; stated purpose.	1. Principal Amount: $4,800.00 2. Interest Rate: 12.23% 3. Commencement Date: 12/13/10 (payed in full on 3/23/11) 4. Stated Purpose: Vacation

Member Payment Dependent Notes Series 712286

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712286	$13,000	$13,000	7.29%	1.00%	April 6, 2011	April 8, 2014	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712286. Member loan 712286 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	City of Sacramento	Debt-to-income ratio:	22.84%
Length of employment:	8 years	Location:	SACRAMENTO, CA

Home town:
Current & past employers:	City of Sacramento
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,192.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I'm interested in funding your loan, can you please answer couple questions for me? 1. List the amount you wish to consolidate (the credit card amount, APR, etc). 2. What is the current market value of your home? 3. How much do you pay for mortgage each month? 4. Any HELOC? 5. Does the income listed include fiancee/partner/spouse?	The outstanding balance I'm looking to payoff is a little under 13K and the APR in my mind is a lot out of control (14.35%). The current market value of my house is around $250K. My monthly mortgage payment is $1000. No HELOC The income listed is my personal income not counting my partners income.
Hi, what do you do for the cIty of Sacramento?	Police Officer

Member Payment Dependent Notes Series 712355

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712355	$8,000	$8,000	10.74%	1.00%	April 7, 2011	April 8, 2016	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712355. Member loan 712355 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Ironbound Intermodal Industries	Debt-to-income ratio:	13.98%
Length of employment:	6 years	Location:	Manalapan, NJ

Home town:
Current & past employers:	Ironbound Intermodal Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > thank you very much for funding my loan.

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,450.00	Public Records On File:	0
Revolving Line Utilization:	45.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ironbound Intermodal Industries?	I work for a container repair facility where my main duty is to upload estimates into databases so our customers can review them and decide if they want to repair the damaged unit. Basically it is a data entry job but I am also on the phones, emails etc all day long and our office is extemely busy.
Your revolving credit balance shows only $1.450 owed. What debts are going to be paid off with the $8,000? How much do you owe on each debt and what is the interest rate?	Right now I owe American Express about $2,000.00 and I also owe Mastercard about $1,500.00. I wil be using this loan to help pay these credit card blls in full and I will be using the rest of the money to possibly purchase a new car.

Member Payment Dependent Notes Series 712585

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712585	$5,600	$5,600	11.11%	1.00%	April 6, 2011	April 8, 2014	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712585. Member loan 712585 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	American Stanless Pumps	Debt-to-income ratio:	24.00%
Length of employment:	8 years	Location:	Lynwood, CA

Home town:
Current & past employers:	American Stanless Pumps
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,352.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What debt are you consolidating? LC only shows $1,350 of revolving debt. Please give details. Thanks.	The loan request is actually for a personal loan to pay off the depth I have and car repair. When filling out the loan there was not a selection for personal loan. Loan Consolidation was the loan type closet to why a requested the loan.

Member Payment Dependent Notes Series 712603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712603	$8,000	$8,000	10.74%	1.00%	April 7, 2011	April 8, 2014	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712603. Member loan 712603 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	city department of education	Debt-to-income ratio:	18.99%
Length of employment:	9 years	Location:	Bronx, NY

Home town:
Current & past employers:	city department of education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/25/11 > The purpose of the loan is off set high interest debts. I have a stable job and a relatively stable seasonal side job that when combined will allow me to repay my loan in a timely manner if not before the time specified

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	38
Revolving Credit Balance:	$11,649.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 712709

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712709	$9,600	$9,600	16.40%	1.00%	April 7, 2011	April 8, 2016	April 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712709. Member loan 712709 was requested on March 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Chinle Unified School District	Debt-to-income ratio:	22.97%
Length of employment:	5 years	Location:	Chinle, AZ

Home town:
Current & past employers:	Chinle Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/25/11 > I plan to pay off high interest credit cards. I always pay my bills and I always pay my bills on time. I have a very stable job.

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,859.00	Public Records On File:	0
Revolving Line Utilization:	78.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
HI, I'm interested in funding your loan, but I have a few questions first. 1) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For instance CC1 $2000, 23.9% APR, $200/month. Alternately, To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. I apologize in advance for the number of questions. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	The high interest cards that I will be consolidating are: CC1 $1500, 29.9%, $70/month CC2 $1900, 29.9%, $70/month CC3 $5300, 25.5%, $170/month
Teacher, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My gross yearly income is $43,000, and that is solely my income. There is nobody else in my household. If at all possible, I will pay off the loan in a shorter term, but I could not guarantee paying it off more quickly than 5 years.
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Will this loan cover all debt?	Rent - $100.00 Car - paid off Electric - between $50.00 in the spring to $250.00 in the winter Auto Insurance - $80.00 Phone/Internet - $85.00 Cell phone - $95.00 Satellite t.v. - $80.00 Debt repayment - $550.00 Groceries, gas, other. - $400.00 This loan will not cover my student loans or a bank loan of $3,000 that is at a lower APR (originally $6700; should be paid off within 1-2 years).
I'm sorry, are you saying that your rent is $100 a month??	Correct. I live and teach on an Indian reservation, and the school district provides extremely cheap housing.

Member Payment Dependent Notes Series 712791

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712791	$18,000	$18,000	7.66%	1.00%	April 6, 2011	April 9, 2014	April 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712791. Member loan 712791 was requested on March 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Odyssey Transportation Group	Debt-to-income ratio:	4.74%
Length of employment:	8 years	Location:	North Bergen, NJ

Home town:
Current & past employers:	Odyssey Transportation Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/26/11 > Hey potential investors. This payment plan here is less of a monthly payment than the cards I plan to pay off. Also, I will be done within 3 years vs. the projected 18 years for my cards. Please help. Borrower added on 03/30/11 > Another thing I just want to add. My credit score is well above 700 (762 with trans union). I have been trying to get a 0% balance transfer or some sort of lower rate with my cards. I have been told that I cannot be helped because my debt to credit ratio is too high and that I am not in any type of "distress". Basically my good credit score is preventing me from trying to get out of debt quickly. PLEASE HELP! Borrower added on 04/03/11 > This loan can help me pay off two credit cards who combined have a minimum payment of over $850 per month. I have never been late with my CC payments. I just want to stop wasting over 2000 per month for bad debt. The low monthly payments for this possible loan will help out tremendously. Please help!

A credit bureau reported the following information about this borrower member on March 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,523.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Who holds the debt currently? Only see $1500 in revolving credit owed. Where's the remainder and how much are you currently required to pay on it per month?	Hi Tim and Lisa. I do not why it show so little. Below is a summary of the portion of my debt that I am trying to clear with the APR. Citi Divident card - 14.9K @ 29.99% - 435 min payment Sears card - 14K @ 21.99% - 391 min payment. Please let me know if you have any other questions. FG

Member Payment Dependent Notes Series 712884

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
712884	$30,000	$30,000	16.40%	1.00%	April 8, 2011	April 9, 2016	April 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 712884. Member loan 712884 was requested on March 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	MRM Worldwide	Debt-to-income ratio:	23.40%
Length of employment:	1 year	Location:	Grosse Pointe Woods, MI

Home town:
Current & past employers:	MRM Worldwide
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/26/11 > I would like to consolidate my debts and prepare for a home move. Borrower added on 03/28/11 > I have been a home owner for 15 years with a perfect mortgage payment record. I also am about to pay off my first loan with Lending club, also with a perfect payment record. thank you.

A credit bureau reported the following information about this borrower member on March 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	8
Revolving Credit Balance:	$18,329.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list balances, APRs, and monthly payments on the debt you intend to consolidate. Also, is the move due to a job change? thanks!	Macy's 1,000, payment $50, 25.5% Bank of America Via 5,000, payment $140, 17.9% Discover, 9,600, payment $210, 21.9% they are all bad rates and I figured instead of calling them each individually and asking for a reduction that consolidation would be best. I am already a successful Lending Club borrower so I can to my favorite source :-) The rest of the loan would be used to support a move to a new house. My mom (and this is the truth!) is at a point where she cannot live on her own anymore so she is going to move in with us and I need a home with a first floor bedroom because she cannot climb stairs. We have been wanting to move recently anyway (we have two children and were outgrowing our home) and this latest development just encouraged us to start the process. We are staying in the city we live in now; I love my job!
what is the delinquency on your credit report 8 months ago?	A missed payment to Macy's that honestly I am very frustrated about that it shows as a delinquency. I have had a macy's card since I was 18 and never missed a payment. My automatic withdrawl I set-up through my checking expired and I innocently forgot. I made the payment when I found the error but the missed payment had already been reported. I talked with Macy's about it and they refused to revoke it. one payment missed in 20 years and they wouldn't reverse it :-( thank you for your interest.
You will receive an email when the borrower answers your question.	I'm sorry I do not see a question here?

Member Payment Dependent Notes Series 713096

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
713096	$24,575	$24,575	10.37%	1.00%	April 7, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 713096. Member loan 713096 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,300 / month
Current employer:	Nv. DPS/Highway Patrol Division	Debt-to-income ratio:	23.68%
Length of employment:	10+ years	Location:	reno, NV

Home town:
Current & past employers:	Nv. DPS/Highway Patrol Division
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > Pay off note on 5 acres of land. Borrower added on 03/28/11 > Paying off parcell of land Borrower added on 03/28/11 > Between my wife and I we make around 110000.00 annually. Our credit score has always been excellent and we never miss a payment.

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,223.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Lieutenant, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. Advantageous to accept an 80 or 90 percent ($20 - $23K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $, or can list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Question One: My total houshold income annually is 110,000 gross including my spouse. Question number Two: We are paying off a note for land we purchaced in Northern California. Approximately 5 acres. Due to health reasons, we are selling the land. If it sells prior to 5 years we will repay the loan off prior to 5 years. Question number 3: I would like mfull funding, but if we get 80% we will consider. Thanks for your time, Allen Stout.

Member Payment Dependent Notes Series 713097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
713097	$9,750	$9,750	10.00%	1.00%	April 7, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 713097. Member loan 713097 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,862 / month
Current employer:	RELO Direct	Debt-to-income ratio:	19.01%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	RELO Direct
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/02/11 > I plan to use the funds to pay off credit card debt at a lower interest rate then I currently receive my on credit card.

A credit bureau reported the following information about this borrower member on March 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,857.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 713117

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
713117	$8,000	$8,000	15.28%	1.00%	April 6, 2011	April 9, 2016	April 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 713117. Member loan 713117 was requested on March 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	Parc Lafayette	Debt-to-income ratio:	13.71%
Length of employment:	4 years	Location:	Lafayette, LA

Home town:
Current & past employers:	Parc Lafayette
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/26/11 > I plan to use the funds to fund client's medical expenses. I'm a good borrower because I've always paid my bills. My job is very stable as an attorney.

A credit bureau reported the following information about this borrower member on March 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,747.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	There are no mortgages on my home. Therefore, no monthly payments. The home has been legally donated to myself, as well as my sister, by my 90 year old grandfather whom I presently live and take care of. Actual title will not pass until death (which I pray does not happen for years to come). I/we do not have a HELOC. The home is valued around $160,000. I have lived there my entire life, namely 35 years. Thanks in advance for your interest in helping a young lawyer.grow my practice.

Member Payment Dependent Notes Series 713226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
713226	$15,000	$15,000	7.29%	1.00%	April 6, 2011	April 11, 2014	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 713226. Member loan 713226 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	U.S. Dept of HUD	Debt-to-income ratio:	5.50%
Length of employment:	< 1 year	Location:	FORT WORTH, TX

Home town:
Current & past employers:	U.S. Dept of HUD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > This loan will consolidate some debt I incurred while my wife and I studied for the bar exam. We both passed and want to have all our debts in a single payment and shorten repayment.

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,703.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the detail of your debt? Credit card and the APR, etc. Another thing, does the income listed include your wife's income? Thank you.	The debt is about 15k. If I'm overfunded I'll pay that amount back immediately. 10kis credit card debt. 5k is a bar exam loan. The APRs are not very important. I'm not lowering my rates much if any, but I am getting a single payment that will have it all paid in 3 years max. My wife's income is not included. She is not liable on the loan.

Member Payment Dependent Notes Series 713564

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
713564	$18,000	$18,000	17.88%	1.00%	April 8, 2011	April 9, 2016	April 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 713564. Member loan 713564 was requested on March 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,667 / month
Current employer:	Cornerstone Physician Staffing	Debt-to-income ratio:	10.65%
Length of employment:	4 years	Location:	Harrison, AR

Home town:
Current & past employers:	Cornerstone Physician Staffing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	15
Revolving Credit Balance:	$4,094.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Physican Assistant,Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($15 - $16K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for the reply. That is solely my income. I work 15 to 16 days per month with 12 hour days at $65.00 per hour. Working only 15 shifts per month is $140 plus. I would like to pay this loan off quicker than five years. Probably 2-3 years. Yes I would be interested in the 80 to 90 percent. Thanks, Larry
Can you explain the delinquency on your file?	Yes they stated that I switched to electronic statements and stopped sending paper statements. My wife did all the bills and didn't realize that she wasn't getting a bill. I didn't find out until I checked my credit report. I paid it immediately and now am taking care of it myself now. Thanks

Member Payment Dependent Notes Series 713710

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
713710	$5,000	$5,000	16.40%	1.00%	April 12, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 713710. Member loan 713710 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Aarons	Debt-to-income ratio:	15.21%
Length of employment:	1 year	Location:	Palm Bay, FL

Home town:
Current & past employers:	Aarons
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	47
Revolving Credit Balance:	$997.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 713964

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
713964	$6,000	$6,000	13.06%	1.00%	April 7, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 713964. Member loan 713964 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	SAIC	Debt-to-income ratio:	9.60%
Length of employment:	< 1 year	Location:	NAVARRE, FL

Home town:
Current & past employers:	SAIC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > Loan funds will be used to immediately pay off three (3) separate credit cards that were used when my family moved to FL when I separated from Active Duty military. This loan will provide a significantly lower interest rate than the credit cards which average ~ 22.99%. This loan will also provide us with one low monthly payment instead of three. My job is very stable, I'm an Intelligence Analyst contractor with SAIC working for the military and our contract has recently been renewed for three years. I will also be heading overseas in October for my current job, this will nearly double my annual salary for the year of 2010.

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	24
Revolving Credit Balance:	$4,068.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 714051

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714051	$12,800	$12,800	6.92%	1.00%	April 6, 2011	April 10, 2014	April 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714051. Member loan 714051 was requested on March 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	JM Manufacturing Co.	Debt-to-income ratio:	9.77%
Length of employment:	10+ years	Location:	Temecula, CA

Home town:
Current & past employers:	JM Manufacturing Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/29/11 > Loan to be used to pay off credit cards. Employment extremely stable.

A credit bureau reported the following information about this borrower member on March 27, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,740.00	Public Records On File:	0
Revolving Line Utilization:	31.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at JM Manufacturing Co.?	Plant Manager

Member Payment Dependent Notes Series 714163

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714163	$15,350	$15,350	14.91%	1.00%	April 8, 2011	April 10, 2016	April 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714163. Member loan 714163 was requested on March 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Riverside Unified School District	Debt-to-income ratio:	18.01%
Length of employment:	10+ years	Location:	Riverside, CA

Home town:
Current & past employers:	Riverside Unified School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/27/11 > I have 2 credit card I used to help pay for my children college. They have a high interest rate and I would like to pay them off. I have made more than the minimum payment for the last few years. Borrower added on 03/29/11 > I will use this money to pay off one high interest rate credit card and a good portion of the second. I have no more children to put through college (all 3 have graduated) so I will not be inuring this debt again. I have no car payments or any other loans other than a mortgage. I am very frugal (some say cheap) but my children's education was very important to me. Because of my salary they did not qualify for any kind of financial aid. Borrower added on 04/04/11 > Income listed is just for me. My wife makes 96K per year. I will take partial funding. The term is 5 years but you can see from my credit history I pay things off early.

A credit bureau reported the following information about this borrower member on March 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1978	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,275.00	Public Records On File:	0
Revolving Line Utilization:	96.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	Mortgage balance is 417,000 value is 320,000 I have no car payments or other loans. No children under 18 living with me so expenses are small. I will pay off the highest interest rate (27%) and part of the next highest (21%). I have no more children to put through college.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	balance of Mortgage is 417,000 value is 320,000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance is 417,000 value is 320,000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance is 417,000 value is 320,000
Pubs Mgr, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($13 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Income listed is just mine. My wife has income of 96K. I will try to pay off early and plan to have it finished in 3 years. I will take partial funding.

Member Payment Dependent Notes Series 714281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714281	$23,000	$23,000	19.74%	1.00%	April 12, 2011	April 16, 2016	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714281. Member loan 714281 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,239 / month
Current employer:	Federal Bureau of Prisons	Debt-to-income ratio:	12.55%
Length of employment:	4 years	Location:	Suitland, MD

Home town:
Current & past employers:	Federal Bureau of Prisons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > This loan is for the purpose of paying off my credit cards the have extremely high percentage rates that are just overwhelming me. In addition I need it to make some serious repairs on my vehicle before it will pass the state inspection. The car is absolutely needed to get me to work. All assistance is very much appreciate.

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	3
Revolving Credit Balance:	$12,694.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
It Specialist, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($19 - $21K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender 505570 U S Marine Corps Retired Va Bch VA	1. Monthly gross $57840 on my own 2. If I had the fund available I would like to pay is off as soon as possible, but I cannot say exactly how many years. 3. I would absolutely accept all I can get, every bit will help. I do have $13000 in credit card debt, had recently had my car fail inspection and it needs $2500 worth of work before it can pass and I do need it for work. I am completely stuck between a rock and a hard place so all assistance is more than welcomed.
what do you do at your job? How much debt do you have on your credit cards?	I am an it specialist. The debt is about $13,000...I have cut the cards up and just focused on paying them, but it seems that no matter what I pay the finance charges as just as much so I'm wasting more money...I'm just gettin extremely overwhelmed because I also have student loans to pay..
You said your debt was $13,000 and that you need $2,500 worth of car repairs. Since you are asking for $23,000 what do you plan on doing with the rest of the money? (You mentioned also having student loans to pay, but wouldn't the interest rate on student loans be much better than 19.74%?)	My original thought was to try and consolodate the student loans and credit cards into one payment. Then the car situation presented itself unexpectantly. At this point the remaining would go towards the student loans. I have some subsidized and some unsubsidized loans. The goal is to pay the unsubsidized portion off completely so they stop accuring interest... My loans total $22,332.29 but the unsubsidized portion is $10811.88, which is divided among 3 different loans. I appreciate any assistance you could provide.
How much are you paying per month on your $13K credit card debt and how much on your student loans per month? What are your other main expenses each month? Thanks, I look forward to assisting you.	After taxes my take home is only $2960 a month... I have been trying to pay between $500 -$1000 per month on each (credit cards and student loans). Other main expenses are my car and my phone bill and miscellanous needs (i.e. doctors, perscriptions, food, etc.) I recently moved in with a friend who graciously is allowing me to live there rent free, however I assist with groceries and some on the bills when and if I have the funds available. Thank you for your assistance.
How is it that your take-home pay is less than half your gross income?	Because they way the benefits and taxes set to come out. I have recently changed the forms so the most taxes are coming out during the year due to the fact that in previous years I've always had to pay about $1000 in and I was trying to avoid that this year.

Member Payment Dependent Notes Series 714388

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714388	$29,000	$29,000	15.28%	1.00%	April 11, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714388. Member loan 714388 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$23,499 / month
Current employer:	Sprint Nextel	Debt-to-income ratio:	11.88%
Length of employment:	10+ years	Location:	WOODSTOCK, MD

Home town:
Current & past employers:	Sprint Nextel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > Debt Consolidation Loan to eliminate high interest credit card debt

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$91,476.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What the balance on your mortgage and current home value please?	602 k and 740 value
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I will see if I can put this together in a way that ties my motivations and credit history together. Sorry as I thought/assumed much of this would have been provided to you by lendingtree. The income is completely accurate and was provided directly from my comp statement. I am a 14 year employee of a fortune 100 company and am an executive (Director) within the sales organization and have been since late 2008. From a credit history perspective I pulled all of the following from freecreditreport as of this morning. My credit score is 742 (dated 3/12/11) and I have not had even a single late payment to any creditor in over 10 years...probably closer to 15 but I cannot see that far back. Total monthly debts $7170. I own 2 homes and 2 cars and those debts are as follows: Home 1: Owe 602 value is probaly just under 750 based upon a recent sale. No 2nd or HELOC...I dont want one as I wish to refinance this later this year and dont want to complicate that process Home 2: Beach home worth just over 502 (recent sale for slightly lesser property). I have a 340K 1st and a heloc for 69K (75K limit). this property is converting to a rental this year and is expect to generate about 15k net of fees and taxes. that income isnt in my estimated income below). Car 1: Suntrust bank. owe 22, car is worth probably 20-23K. PLan to keep this car for several more years so ratio is about to start improving (it is an 08) Car 2: Honda America. owe 32,388. car is worth same...new car this year Small boat- owe 17K to Keybank. payment $235 Credit Card Debts- Note that my primary objective is to reeduce/eliminate revolving debt and, reduce my overall interest rate. We have no future need for credit cards but did use them heavily in the last 20 months to fund my wife's new business. that is now launched and expected to generate about 2K per month this year (not reported as income yet). Card 1, Chase- $18.3K- this will be consolidated Card 2, Chase-$5.3K- this will be consolidated Card 3, Discover$2.5K- this will be consolidated and left open as it is my wifes business card Other misc debt- old student loan for $2078. payment is $80/month I am not sure if this hurts or helps me but starting in March of '11, I will be using my annual bonus of ~$65K (varies based upon company performance) to eliminate debt. I plan to start with the highest interest debt at this point so, it is possible that I will pay a large portion or all of this debt within 12 months. Over the past 2 years, we have funded a new business and provided SIGNIFICANT help to other family members who struggled through the economy. Both funding needs are over. I havent ever missed a payment as an adult and am nowhere close to doing so now but, do want to use this funding to both change my debt ratios (and improve my home refi options) and get rid of extraneous debt.
Is your income really 23.5k/month???? It has been my observations that these are the most common questions asked by the lenders. It has also been my observation that those who are seeking the loans generally have a much better chance of getting fully funded if they take the time to answer all the questions completely. Those who choose to only answer a few questions or give evasive answers tend to not get fully funded. If you are receiving these questions I feel that you are potentially a good candidate for the loan. So please take the time and effort to answer these question. Thank you 1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done.	I will see if I can put this together in a way that ties my motivations and credit history together. Sorry as I thought/assumed much of this would have been provided to you by lendingtree. The income is completely accurate and was provided directly from my comp statement. I am a 14 year employee of a fortune 100 company and am an executive (Director) within the sales organization and have been since late 2008. From a credit history perspective I pulled all of the following from freecreditreport as of this morning. My credit score is 742 (dated 3/12/11) and I have not had even a single late payment to any creditor in over 10 years...probably closer to 15 but I cannot see that far back. Total monthly debts $7170. I own 2 homes and 2 cars and those debts are as follows: Home 1: Owe 602 value is probaly just under 750 based upon a recent sale. No 2nd or HELOC...I dont want one as I wish to refinance this later this year and dont want to complicate that process Home 2: Beach home worth just over 502 (recent sale for slightly lesser property). I have a 340K 1st and a heloc for 69K (75K limit). this property is converting to a rental this year and is expect to generate about 15k net of fees and taxes. that income isnt in my estimated income below). Car 1: Suntrust bank. owe 22, car is worth probably 20-23K. PLan to keep this car for several more years so ratio is about to start improving (it is an 08) Car 2: Honda America. owe 32,388. car is worth same...new car this year Small boat- owe 17K to Keybank. payment $235 Credit Card Debts- Note that my primary objective is to reeduce/eliminate revolving debt and, reduce my overall interest rate. We have no future need for credit cards but did use them heavily in the last 20 months to fund my wife's new business. that is now launched and expected to generate about 2K per month this year (not reported as income yet). Card 1, Chase- $18.3K- this will be consolidated Card 2, Chase-$5.3K- this will be consolidated Card 3, Discover$2.5K- this will be consolidated and left open as it is my wifes business card Other misc debt- old student loan for $2078. payment is $80/month I am not sure if this hurts or helps me but starting in March of '11, I will be using my annual bonus of ~$65K (varies based upon company performance) to eliminate debt. I plan to start with the highest interest debt at this point so, it is possible that I will pay a large portion or all of this debt within 12 months. Over the past 2 years, we have funded a new business and provided SIGNIFICANT help to other family members who struggled through the economy. Both funding needs are over. I havent ever missed a payment as an adult and am nowhere close to doing so now but, do want to use this funding to both change my debt ratios (and improve my home refi options) and get rid of extraneous debt.
you never stated what your monthly income is.	While technically my gross income is just over 23K, 65K of my annual compensation is provided in March and can be in either cash or unrestricted shares of stock so minus that portion, the actual check I receive monthly is just over 18K gross.
Please verify your income with LC.	It's been verified already and is 23k per month
Please list APRs on credit cards. thanks!	The largest balance card is 23.675. The smaller is at 29

Member Payment Dependent Notes Series 714427

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714427	$4,200	$4,200	7.29%	1.00%	April 12, 2011	April 11, 2014	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714427. Member loan 714427 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	n/a	Debt-to-income ratio:	17.18%
Length of employment:	< 1 year	Location:	Phoenix, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > Debt consolidation loan. I will use this loan to consolidate multiple credit cards into one affordable payment plan. Lending Clubs rates will allow me to pay multiple cards off with the most competitive rate term. None of my credit cards are delinquent but I want to use this loan to proactively pay off these cards and reduce the amount of open debt I carry. I thank you for your investment!

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	31	Months Since Last Delinquency:	4
Revolving Credit Balance:	$2,995.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 714433

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714433	$7,000	$7,000	6.92%	1.00%	April 6, 2011	April 14, 2014	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714433. Member loan 714433 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Heiting & Irwin	Debt-to-income ratio:	16.61%
Length of employment:	4 years	Location:	riverside, CA

Home town:
Current & past employers:	Heiting & Irwin
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,107.00	Public Records On File:	0
Revolving Line Utilization:	15.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 714441

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714441	$16,000	$16,000	11.11%	1.00%	April 6, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714441. Member loan 714441 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	JOHN Hancock Signature Services	Debt-to-income ratio:	21.97%
Length of employment:	7 years	Location:	LEOMINSTER, MA

Home town:
Current & past employers:	JOHN Hancock Signature Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > Been at current job for over seven years working for a financial services company. Been paying monthly credit card payments on time and more than the minimum balance but looking to pay off the cards due to the high interest rates. Will use the loan for that purpose and will try to pay it off before the 60 month period. Thank you!

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,371.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments on the cards you intend to pay off. Thanks!	Good afternoon, Below are the balances, APR's and monthly payments of the accounts I intend to pay off: card 1: $1838.84 12.90% $50 card 2: $1178.68 17.90% $36 card 3: $1614.32 17.90% $40 card 4: $6526.76 7.24% $104 card 5: $5625.00 17.24% $180 Athough card 4 has the lowest interest rate it also has the highest balance. It would be much easier to pay the debts off if they were consolidated in one payment and I'm not paying the interest rates on five different cards. Thank you!
Once these credit cards are paid off, has anything specific in your lifestyle changed to avoid re-accumulating credit card debt?	Good Morning- I just had a baby recently and what used to be important to me before is no longer important to me anymore. I no longer buy on impulse, I only buy what is needed and the purchases I make are now with my debit card or cash. I don't want to have the burden of credit card debts hanging over my head to prevent me from providing the best future for my child. Thank you.

Member Payment Dependent Notes Series 714467

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714467	$12,000	$12,000	17.14%	1.00%	April 12, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714467. Member loan 714467 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	DMS RMW JV Associates	Debt-to-income ratio:	14.23%
Length of employment:	3 years	Location:	MIAMI, FL

Home town:
Current & past employers:	DMS RMW JV Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,691.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of the loan?	The purpose of the loan is to fund a family emergency.
Would you detail your monthly expenses (rent, insurance, car, food, utilities)? Amount paid per month on credit cards/interest rates?	My monthly expenses which includes rent, insurance and credit cards on average is $1,500

Member Payment Dependent Notes Series 714529

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714529	$6,800	$6,800	5.79%	1.00%	April 6, 2011	April 12, 2014	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714529. Member loan 714529 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,350 / month
Current employer:	New York City Transit Authority	Debt-to-income ratio:	0.71%
Length of employment:	10+ years	Location:	Irvington, NJ

Home town:
Current & past employers:	New York City Transit Authority
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,139.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 714567

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714567	$15,000	$15,000	13.43%	1.00%	April 6, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714567. Member loan 714567 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	Mcdonald atv	Debt-to-income ratio:	13.73%
Length of employment:	8 years	Location:	maumelle, AR

Home town:
Current & past employers:	Mcdonald atv
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	65
Revolving Credit Balance:	$4,263.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Mcdonald atv? Please list your debt amounts, rates, and how much you pay on them. Do you pay more than minimum? What have you already done to reduce debt?	sales manager- i was at 36500 three yrs ago down to 15000 and i have been paying more 6000, 6000, 2000, 1000, easier to make one payment. My salary is not including commision and i have been putting my bonus towards debt

Member Payment Dependent Notes Series 714579

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714579	$6,000	$6,000	5.79%	1.00%	April 8, 2011	April 12, 2014	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714579. Member loan 714579 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Department of veterans affairs	Debt-to-income ratio:	4.26%
Length of employment:	1 year	Location:	Pacific, WA

Home town:
Current & past employers:	Department of veterans affairs
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > I will pay this loan in full. I have never missed a payment and have awesome job working for the department of veterans affairs. I am receiving a promotion in two weeks to a gs09 pay grade. I'll be making $52,000 a year. If you have any questions please ask.

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1980	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,464.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For whom did you work prior to the DVA? What do you do for the DVA? Are you a vet yourself? How much are you required to pay currently on your existing credit lines?	I currently work for the department of veterans affairs as a veterans service representative. I'm a gs9 pay grade. I am not a veteran but come from a family who has served. I have a credit card and loc debt from a failed business. I pay the max amount on my visa, usually 300 a month and 200 month for my loc. I hate paying ridiculous interest rates which is why I plan on paying my credit card off with this loan. I have stellar credit, never missed a payment. I will pay this loan off, most likely a bit early. If you have any questions do not hesitate to ask.

Member Payment Dependent Notes Series 714580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714580	$24,000	$24,000	7.29%	1.00%	April 8, 2011	April 11, 2014	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714580. Member loan 714580 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Apex Systems Inc	Debt-to-income ratio:	16.66%
Length of employment:	< 1 year	Location:	Somerville, MA

Home town:
Current & past employers:	Apex Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > This loan will allow me to significantly reduce my monthly interest payments and eliminate my credit card debt.

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	27
Revolving Credit Balance:	$8,349.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 714615

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714615	$16,000	$16,000	17.51%	1.00%	April 6, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714615. Member loan 714615 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,083 / month
Current employer:	Woodtronics	Debt-to-income ratio:	9.49%
Length of employment:	6 years	Location:	TINTON FALLS, NJ

Home town:
Current & past employers:	Woodtronics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > Hello, Thank you for taking the time to review my loan proposal. I have been employed by my company for over (6) years and I have just been promoted to VP of Sales. I recently bought a home which drained most of my savings in order to put the most possible down on my new house. A couple large unexpected costs later... I have cost myself the financial freedom/comfort level that I work so hard to maintain for myself and family. This amount of money will allow me to get back on my feet and be secure again. I am extremely dependable with my strongest characteristic being that I hate disappointing people whether it be my family, employer or in this case, someone that will be funding my loan. Over the last 3 years I have made on average 150k+ a year- My mortgage payments are only $2,500 a month which will allow the re-payment process to be handled easily and without any issue. Thank you so much for your consideration in this matter.

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	3
Revolving Credit Balance:	$4,938.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, 1. We currently owe $329,000 and I do not owe any Heloc on my home 2. The current market value of my home as per (zillow) is $362,000.00 If you have any other questions please let me know Thank you!
I invested more than I would normally invest in this class of loan so as to help you get back on your feet. We are small, individual lenders here who are, just like you, trying to improve our "financial freedom/comfort level". Please do not let us down.	Hi theflyer, I appreciate the support... and you have absolutely nothing to worry about. To be quite honest there is a very strong likelyhood this will be paid back much sooner then the (5) years allotted.

Member Payment Dependent Notes Series 714617

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714617	$20,000	$20,000	17.14%	1.00%	April 6, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714617. Member loan 714617 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,001 / month
Current employer:	DHS/Citizenship Immigration Services	Debt-to-income ratio:	13.82%
Length of employment:	10+ years	Location:	Miami, FL

Home town:
Current & past employers:	DHS/Citizenship Immigration Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/15/11 > The purpose of this $20,000 loan is to consolidate my debts in one payment. I am a Federal employee and USCIS encourages their employees to get rid of their debt.

A credit bureau reported the following information about this borrower member on March 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	36	Months Since Last Delinquency:	13
Revolving Credit Balance:	$14,890.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Per your recommendation, "Zillow" has a 2 bedrom, 2 full baths unit, is estimated at $120,000.00 sale price. My mortgage is with Citimortgage and has an owing balance of $131,000.00. I don't have any HELOC or 2nd mortgages.
Out of curious what are the balances of all your open/revolving credit balances, as well as your first and second mortgage? Thank you.	Credit First (Firestone) $1,188.00 Citicard, $1,940.00 Chevron Texaco, $1,388.00 BJ's Visa (Barclays Bank) $5,895.00 Home Shopping Netword, $780.00 Justice Federal Credit Visa $4,910.00 QCard, $832.61 Sears Credit Card $2,697.91 Citimortgage $121,125.00 I only have one mortgage with Citimortgage.
Secretary, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your assistance. My Gross income is supporting only me. I don't believe in supporting anyone financially and, again, I don't have no partner, no fiance, no husbank. It is only me with me. I think 3-4 years I shall be able to reimburse my loan. Thank you for your advices, if loan does not attract full fundings, then I will consider the Plan B" which is either 80 or 90% of the anticipated sum.
For each of the debts that you listed, please include their interest rate and minimum monthly payment. Thank you.	1) Citimortgage @6.875% $1,006.00 paying $1,050.00 2) BJ's- Barclays Bank minimum $215.00 @27.24% paying $300.00 3) Home Shopping Network minimum $45.00 @ 22.8% paying $75.00 4) Sears Card minimum $87.00 @ 25.24% paying $100.00 5) QVC Card minimum $45.00 @22.8% paying $75.00 6) Citicards minimum $27.71 @ 17% paying $75.00 7) CFNA (Firestone) $48.00 @22% paying $75.00 Chevron Gas minimum $57.00 @26.99 paying $75.00 Justice Federal Credit Union Visa $99.00 minimum @20% paying $150.00
You have run up a lot of debt. How did it happen, and what changes are you making in your life to make sure that it doesn't happen again?	I don't think I have run up so much debt and as a matter of fact, I am current on all my payments and always pay more than the minimum requested as you can verify on the listing of my creditors. Consolidating the payments into one is the change that I am willing to make and by doing so that will help me not to put myself in that situation again.
You have had two delinquencies in the past two years. Please describe the circumstances surrounding each delinquency.	In September 2009, I received my credit card statement from QVC. I wrote a check and put in an envelope to be mailed out. I placed the letter in my purse intending to mail it the following day. I simly forgot to mail the letter. I didn't realize the oversight until I received my next statement - at which time I promply made a payment for the past due and current amount. The second incident was with my Macy charge account about February 2010. In that incident, I went online to make a payment through my credit union paybill and I even received a payment confirmation number. However, the credit union had just changed the software for their processing online and on account of that my payment never went through as I had instructed. I did not realize the oversight until the next Macy statement was received - at which time I promply made a payment for the overdue and current amount.
Happy to invest in your loan. please keep in mind it's everyday people looking to help you for a return. And if you default, we dont get bailed out like a big bank corrupt system. Please just keep that in mind. I hope everything works out great for you and your loan! Thank you!	My first occurred on 2009 with my QVC account. Upon receipt of my statement I automatically wrote a check, enclosed it with the portion of the statement to be returned to the creditor in a stamped enveloped and intended to drop it at the post office or a mail box. This envelope was inside my purse. I got busy with other issues and totally forgot about the envelope until it was too late. I did not realize the missed payment until I received another statement for the following month reminding me of my past due amount. Realizing my oversight, I immediately issued a new check covering the past due, the current one. My 2nd delinquency refers to an on-line payment through the Justice Federal Credit Union in February 2010. To confirm a transaction a number is automatically generated as evidence of such payment . Around that time, Justice Federal Credit Union had just changed their on-line billing computer system. I must have misunderstood their new method and did not follow totally their instructions since the payment did not go through. Since when making the payment a confirmation number was assigned to that transaction, I never realized that the account was past due until I received my new statement.

Member Payment Dependent Notes Series 714700

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714700	$30,000	$30,000	11.11%	1.00%	April 11, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714700. Member loan 714700 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,000 / month
Current employer:	QUALCOMM Incorporated	Debt-to-income ratio:	10.49%
Length of employment:	10+ years	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	QUALCOMM Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > Unexpected taxes

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$52,435.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. For EACH debt you plan to pay off with this loan, please provide [in following format] the Lender, Amount, RATE, MinMoPaymt for that loan [eg, Chase, 5500, 9.99%, 75]. Do not omit the RATE. If this is a %u201Cconsolidation%u201D LC loan, the total [including the TAX you owe]should add up to nearly the LC amount you are requesting so, if it doesn%u2019t, please explain the difference. Tx. 2. how soon do you anticipate paying off this loan? Tx	This loan is to cover taxes only, at present my expected tax obligation is $37,000. I would anticipate paying off this loan in less than 2 years.
Happy to invest in your loan. please keep in mind it's everyday people looking to help you for a return. And if you default, we dont get bailed out like a big bank corrupt system. Please just keep that in mind. I hope everything works out great for you and your loan! Thank you!	I have never defaulted on any obligation
In your response to a previous question, you said that you hope to pay this loan off in less than 2 years. So, why did you request a loan for a 5 year term?	The 5 year percentage seemed the right balance of risk and cost for me

Member Payment Dependent Notes Series 714769

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714769	$10,000	$10,000	17.88%	1.00%	April 6, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714769. Member loan 714769 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	San Bernardino County	Debt-to-income ratio:	19.56%
Length of employment:	10+ years	Location:	RIVERSIDE, CA

Home town:
Current & past employers:	San Bernardino County
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	67
Revolving Credit Balance:	$15,644.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Social Worker, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello, The gross monthly income reported does not include income from another borrower. The income reported is mine solely. The time I realistically anticipate to service the loan before repayment is 3-4yrs. The 5 yr repayment window seemed liked the best option. Thanks for the inquiry and the well wishes.

Member Payment Dependent Notes Series 714853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714853	$6,000	$6,000	10.00%	1.00%	April 11, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714853. Member loan 714853 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,102 / month
Current employer:	Bechtel	Debt-to-income ratio:	22.43%
Length of employment:	10+ years	Location:	AVONDALE, AZ

Home town:
Current & past employers:	Bechtel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	11
Revolving Credit Balance:	$59,885.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 714862

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714862	$10,000	$10,000	10.74%	1.00%	April 6, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714862. Member loan 714862 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,959 / month
Current employer:	American Public Media	Debt-to-income ratio:	10.23%
Length of employment:	3 years	Location:	Saint Paul, MN

Home town:
Current & past employers:	American Public Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > Hello, I'm consolidating a couple of outstanding debts from college and my wedding. This will reduce our existing monthly payments through lower interest rates on two consumer credit cards on which I'm carrying balances. My wife and I just finishing paying off our auto loan and are now moving quickly to pay down our remaining debt! I'm a salaried employee at a major media organization. I also run a small freelance web design shop (not included in income during application as it's irregular income).

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,612.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 714868

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714868	$18,000	$18,000	10.37%	1.00%	April 11, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714868. Member loan 714868 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,250 / month
Current employer:	mohawk industries	Debt-to-income ratio:	26.62%
Length of employment:	6 years	Location:	CHATSWORTH, GA

Home town:
Current & past employers:	mohawk industries
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,056.00	Public Records On File:	0
Revolving Line Utilization:	22.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 714893

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714893	$16,000	$16,000	13.80%	1.00%	April 11, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714893. Member loan 714893 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	GATEWAY ENERGY CORP.	Debt-to-income ratio:	9.07%
Length of employment:	3 years	Location:	WARWICK, NY

Home town:
Current & past employers:	GATEWAY ENERGY CORP.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	35
Revolving Credit Balance:	$81,383.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
IT Proj Mgr, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($13 - $14K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	A1: My spouse income is included. A2: Anticipate having this paid off in 2-3 years at most. A3: I'm looking for 100 pct.
what's the reason behind last delinquency 35 months ago?	35 months ago, for what? Where you are getting your information from. 35 months ago? I do not recall being delinquent.
Is your revolving balance $81,383.00 or is this a mistake?	This seems to be very high. Where are you seeing this and are there any details explaining the balance?
Here is what a logged in lender sees on your page. Member_908368's Credit History (as reported by credit bureau on 3/28/11) Credit Score Range: 714-749 Earliest Credit Line 05/1997 Open Credit Lines 10 Total Credit Lines 27 Revolving Credit Balance $81,383.00 Revolving Line Utilization 42.30% Inquiries in the Last 6 Months 1 Accounts Now Delinquent 0 Delinquent Amount $0.00 Delinquencies (Last 2 yrs) 0 Months Since Last Delinquency 35 Public Records On File 0 Months Since Last Record n/a	Thanks for the information. That number must include my home equity line as part of the revolving credit.

Member Payment Dependent Notes Series 714904

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714904	$9,000	$9,000	16.02%	1.00%	April 8, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714904. Member loan 714904 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Barney's Beanery	Debt-to-income ratio:	16.11%
Length of employment:	6 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Barney's Beanery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > I have been employed with the same company for 6 years now and have just received a promotion to regional manager. I'm looking for the loan to purchase an engagement ring. My car will be paid off in 1 month and the money used to pay off the car will now be paid towards the loan.

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,109.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (mortgage, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments?	rent = $750, car = $560 (paid off in April), insurance = $108, phone = $75, utilities = $150, food = $150, credit card = $150 (+/-), highest interest rate is 12.99%

Member Payment Dependent Notes Series 714928

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714928	$10,500	$10,500	14.91%	1.00%	April 6, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714928. Member loan 714928 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	blue haven pools	Debt-to-income ratio:	11.95%
Length of employment:	10+ years	Location:	west chester, PA

Home town:
Current & past employers:	blue haven pools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > The loan is for home improvement. I have been employed in current job for past 14 years. I have never defaulted on a loan.

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,712.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1. mortgage balance $ 290,00.00 2.market value $ 350,000.00

Member Payment Dependent Notes Series 714938

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714938	$2,000	$2,000	13.06%	1.00%	April 6, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714938. Member loan 714938 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,800 / month
Current employer:	IN N OUT BURGER	Debt-to-income ratio:	13.84%
Length of employment:	7 years	Location:	buckeye, AZ

Home town:
Current & past employers:	IN N OUT BURGER
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/28/11 > read account summary

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	9
Revolving Credit Balance:	$3,167.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 714966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
714966	$16,000	$16,000	10.37%	1.00%	April 6, 2011	April 11, 2016	April 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 714966. Member loan 714966 was requested on March 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,000 / month
Current employer:	shore regional high school	Debt-to-income ratio:	4.13%
Length of employment:	10+ years	Location:	west long branch, NJ

Home town:
Current & past employers:	shore regional high school
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 28, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1969	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,731.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please advise your position at the high school that you earn over $200k per year as per your application.	this is my combined salary for myself and my wife. i have a base salary of $78,000 plus an additional coaching (asst. wrestling and head softball) income of $12,000. my wife has an annual income of $125,000
can you have you and your wife's income verified?	paystubs and w-2 forms have been sent to the credit review department
Value of home vs. Amount owed? Fixed rate?	home valued at $425k, owe $370K. fixed rate mortgage

Member Payment Dependent Notes Series 715022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715022	$35,000	$35,000	12.68%	1.00%	April 11, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715022. Member loan 715022 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Columbia Gas Transmission	Debt-to-income ratio:	23.99%
Length of employment:	10+ years	Location:	Cross Lanes , WV

Home town:
Current & past employers:	Columbia Gas Transmission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/29/11 > Loan going to be used to repair damage to basement due to water damage not covered under homeowners insurance.

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1982	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,725.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Analyst, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($28 - $32K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I'm divorced and my income listed is my income only. It sure what you are asking regarding the second question. I chose the 5 years repayment basis on what I can afford. I would consider a partial funded loan considering it's 60% or higher of the requested amount. I'm trying to avoid tapping into my 401 if at all possible.

Member Payment Dependent Notes Series 715297

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715297	$34,000	$34,000	11.11%	1.00%	April 11, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715297. Member loan 715297 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,917 / month
Current employer:	PENN BOTTLE & SUPPLY CO.	Debt-to-income ratio:	12.14%
Length of employment:	10+ years	Location:	SPRINGFIELD, PA

Home town:
Current & past employers:	PENN BOTTLE & SUPPLY CO.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > Thank you club. I would like to get the 100% soon as the company is scheduling their spring digging. Thanks again. Tony

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,214.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you plan on paying off your credit card balance debt in addition to your home improvement?	Type your answer here. I plan to pay off the credit card balances at year end when I receive my bonus. The combined bonus will be $40,000. After I do that, I will be accelerating the payments on this new loan. Thank you,
What do you do at Penn Bottle & Supply?	Type your answer here. I am their Controller. Responsible for total cash flow, financial reporting, tax and audit supervision and managing a staff of 8. Thank you.

Member Payment Dependent Notes Series 715333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715333	$10,000	$10,000	6.92%	1.00%	April 8, 2011	April 12, 2014	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715333. Member loan 715333 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,417 / month
Current employer:	Seattle Fire Department	Debt-to-income ratio:	1.26%
Length of employment:	10+ years	Location:	Seattle, WA

Home town:
Current & past employers:	Seattle Fire Department
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,013.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, Can you please tell us your credit card balances along with their corresponding interest rates? Thank you!	It's to pay a business credit line of $9100 @ 12%
Hello. Your credit history indicates that you have a credit card balance of $5,013. How will the remainder of the $10,000 be used? It always helps me to decide to invest in a loan when the borrower tells me a little something about his loan request. In this case that is especially true when you make such an outstanding salary. Wishing you the best.	It is for a business credit line of $9100 at 12%. I have no personal credit card debt. The amount on my credit history is an average monthly amount that is paid in full every month. I have rental property income and other business income. The rate for this loan beats many commercial lending rates and I plan on using Lending Club in the future for other business purposes. I will pay this loan and investors will get a secure return.
What is your position at the 'SFD? With an income of over $180,000 why do you need this loan?	It is for a business credit line of $9100 at 12%. I have no personal credit card debt. The amount on my credit history is an average monthly amount that is paid in full every month. I have rental property income and other business income. The rate for this loan beats many commercial lending rates and I plan on using Lending Club in the future for other business purposes. I will pay this loan and investors will get a secure return.
As a firefighter, you make $180,000 per year? Is there a second income included in that number? Also, you are asking for 10K, but your credit report shows you only owe 5K of revolving credit. What will the other half be used for? Or is there something not included in your credit report? Thank you.	It is for a business credit line of $9100 at 12%. I have no personal credit card debt. The amount on my credit history is an average monthly amount that is paid in full every month. I have rental property income and other business income. The rate for this loan beats many commercial lending rates and I plan on using Lending Club in the future for other business purposes. I will pay this loan and investors will get a secure return.

Member Payment Dependent Notes Series 715381

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715381	$2,000	$2,000	13.80%	1.00%	April 6, 2011	April 12, 2014	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715381. Member loan 715381 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,292 / month
Current employer:	berdon llp	Debt-to-income ratio:	14.04%
Length of employment:	5 years	Location:	farmingdale, NY

Home town:
Current & past employers:	berdon llp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,750.00	Public Records On File:	1
Revolving Line Utilization:	94.30%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 715429

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715429	$8,200	$8,200	5.79%	1.00%	April 6, 2011	April 12, 2014	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715429. Member loan 715429 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Hilltop Chrysler	Debt-to-income ratio:	12.71%
Length of employment:	9 years	Location:	san carlos, CA

Home town:
Current & past employers:	Hilltop Chrysler
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > I plan to use the funds to pay off 2 credit cards with high rates.I have excellent credit and a very stable job I've been at for 9 years.My wife also works and she has been at her job for 12yrs.

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,332.00	Public Records On File:	0
Revolving Line Utilization:	18.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position and is this yearly,not mo.Please post.thanks	Type your answer here. I am in sales and that is monthly.
Revolving Credit Balance: $93,332.00 - Why is this so very high?	Type your answer here.82k of that is a second I took out for home improvements

Member Payment Dependent Notes Series 715472

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715472	$15,000	$15,000	15.28%	1.00%	April 12, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715472. Member loan 715472 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	6.96%
Length of employment:	n/a	Location:	HUNTINGTON BEACH, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	45
Revolving Credit Balance:	$118.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? What is the loan for?	RENT- 1200 CAR- PAID OFF UTILITIES- 120 PHONE- 90 INSURANCE- 85 FOOD- 200 NO CREDIT CARD DEBT The loan is to get my life back to what it was because of my divorce.
Retiree, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Sources of retired income? (Soc Sec? Union/Gov't/Employer pension? etc.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90+ pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($12 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Answer 1- Military Disability & Social Security Answer 2- I plan on doing 5 years to keep building credit Answer 3- I'm willing to accept the closest to 15k

Member Payment Dependent Notes Series 715479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715479	$14,000	$14,000	6.92%	1.00%	April 7, 2011	April 12, 2014	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715479. Member loan 715479 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Progressive Insurance	Debt-to-income ratio:	23.23%
Length of employment:	3 years	Location:	Miami, FL

Home town:
Current & past employers:	Progressive Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/29/11 > Several years ago, I was forced to use my credit cards to complete my studies. As the APR Percentages on my credit cards were fairly high, I consolidated my payments into my existing debt consolidation program which I am extremely happy with, however this new debt consolidation will lower my payments even further and I would like to save more. I do not use my credit cards on which the debt was incurred. I have only used a credit card once in the past 24 months (December 2010) and that was to pay for an emergency airline ticket abroad as my mother passed away very unexpectedly. My debt on my Credit Cards is NOT increasing. This personal loan would be used to pay off a prior debt consolidation program for which I have been financed at 10.75% for three years and to date 19.44% of the loan has been paid in full on time with no delays. Outside of this debt consolidation, I have no other debt apart from my monthly expenses which are all listed below. There are no medical bills, legal fees, or finance charges for home furnishings of appliances. Expenses Rent $1140.00 per month ($650.00 subsidized by a roommate) Debt consolidation $470 (To be eliminated with new loan) Credit Card - $100.00 (To be eliminated with new loan) Utilities $120.00 Cable $100.00 Cellular $100.00 Insurance $180.00 Food $300.00 Groceries $300.00 Car Payment $200.00 Grand Total $3010.00 Income Salary and Wages $2650.00 per month Rental Income $650.00 Grand Total $3300.00 Surplus to savings $290.00 I have a stable job with excellent job security with a large publicly traded company that is very well established. I have been with the company for over three years now. Annual bonuses which are not factored into the above income usually exceed $2000.00. Should the need arise, I do have well over $14,000.00 in 401K and IRA accounts which could be used as collateral. I would prefer not to use the 401K at this time towards the credit card debt as for the past 2 years I have been able to successfully maintain a rate of return over 11%.

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,368.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Happy to invest in your loan. please keep in mind it's everyday people looking to help you for a return. And if you default, we dont get bailed out like a big bank corrupt system. Please just keep that in mind. I hope everything works out great for you and your loan! Thank you!	Thank you so much. I can assure you I have no plan on sacrificing my credit score by going into default. I have worked too hard on it for too long! Rest assured, I have never been late on a single payment and never get into anything I cannot already afford. I am one of those people who wakes up and checks my bank balances and bills every morning before E-mail or Facebook! ;-)

Member Payment Dependent Notes Series 715509

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715509	$25,000	$25,000	18.62%	1.00%	April 12, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715509. Member loan 715509 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	telaid	Debt-to-income ratio:	14.68%
Length of employment:	< 1 year	Location:	Richmond, VA

Home town:
Current & past employers:	telaid
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/29/11 > This is a request for loan for debt consolidation. debt was accrued from seperation attorney fees etc.. own home 34,000 equity will have roommate on 4/1/11 so will increase income by 500.00 monthly. my previous loan requested didnt get my w2 statements in fast enough. thanks if you wish to refund this loan. Ask me any questions you wish. this loan will cut my payments almost in half and get me debt in one place.. Thanks for your support

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	32
Revolving Credit Balance:	$13,070.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	total owed 173,000 appraised value 206,500 market value 199,00 have roommate moving on the first wil receive added 500.00 month.
Why are you asking for $25K when your credit report says $13K? 1. Could you please list each debt you plan to pay off with this loan. Ex. CC#1, 5000, 200/mo? What was you delinquency 32 months ago that shows on the credit info that we can see? Could you explain what happened?	I do not exactly understand question. As I mentioned I went through a seperation financially. I refied to payed her almost half equity in house. I was paying on 2 residences for over 4 months plus legal fees etc.. I Do not understand about any delinquency 32 months ago...I am not aware of it but ill check but my ex had incured incredible bills that unfotunately i had to eat....... My credit card payments are not based on minimum payments. I do not make minimum payments. CC#1 8000 CC# 2 4500 Loan 6800 A stupid cash for title loan 3500. total payments a month i pay on these is over 1000.00 any other questions just ask.... my mortgage payment is around 1000 including taxes and insurance. I have a room mate moving in on 4/2/11 who will be paying 500.00 month. Already collected first month and security.. I also now am in busy season with my job and working 45plus hours which i am hourly...

Member Payment Dependent Notes Series 715513

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715513	$15,000	$15,000	6.92%	1.00%	April 8, 2011	April 12, 2014	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715513. Member loan 715513 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	CA Dept of Corrections/San Quentin	Debt-to-income ratio:	7.41%
Length of employment:	8 years	Location:	SAN RAFAEL, CA

Home town:
Current & past employers:	CA Dept of Corrections/San Quentin
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > This loan is used to pay for two home improvements I had done. I am just consolodating the balances into one payment with a low interest rate. Except for this balance, I only owe on my wife's car, who also works but whose income wasn't reflected in this loan application, and my mortgage. Any credit cards are paid monthly. I also in reality have the money to pay for this now but it would deplete my savings. My credit rating is very high, I have never missed a payment for anything for over 20 years I have had credit, I have a well paying government job I have been in for 8 years, the payment is well within my monthly budget to pay off and in fact I intend to pay this off early. Thank you for your time and cosideration.

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,792.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 715559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715559	$10,000	$10,000	7.66%	1.00%	April 6, 2011	April 12, 2014	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715559. Member loan 715559 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Highland Hospital	Debt-to-income ratio:	14.51%
Length of employment:	8 years	Location:	Rochester, NY

Home town:
Current & past employers:	Highland Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > Lower interest rate null

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,477.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 715588

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715588	$11,000	$11,000	7.66%	1.00%	April 8, 2011	April 12, 2014	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715588. Member loan 715588 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	WINDHAM PROFESSIONALS	Debt-to-income ratio:	19.13%
Length of employment:	< 1 year	Location:	WAKEFIELD, MA

Home town:
Current & past employers:	WINDHAM PROFESSIONALS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > $11,000 for 3 years

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,353.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 715618

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715618	$8,900	$8,900	7.29%	1.00%	April 11, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715618. Member loan 715618 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	HSB Global Standards	Debt-to-income ratio:	29.07%
Length of employment:	3 years	Location:	WINDSOR, CT

Home town:
Current & past employers:	HSB Global Standards
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I am using this loan to pay off a credit card that has a higher interest rate. I have not purchased anything on this card for over a year and currently pay $500 towards the balance. I plan to have this loan repaid within the next 1-2 years. My job is extremely stable and actually I am up for a promotion which will help to contribute to pay this loan off.

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,183.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 715637

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715637	$12,000	$12,000	10.00%	1.00%	April 7, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715637. Member loan 715637 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Fishermen's Hospital	Debt-to-income ratio:	18.81%
Length of employment:	6 years	Location:	BIG PINE KEY, FL

Home town:
Current & past employers:	Fishermen's Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,266.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
LPN, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($10 - $11K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) Gross income is mine alone, single no dependents, although at present I do have a roommate & a part-time sporadic job in home health, gross yearly income was submitted 2) I hardly ever just pay the minimum amount & have already planned to put in an extra undecided amount per month 3) I applied for 15,000 & loan app is for 12,000 over 5 yrs, I'm not really sure what you are asking here.
Can you tell us all your loans, the amount you owe and their rate?	I owe approx 10,000 with varying rates from 16.9% to 27%. I'm currently enrolled in RN program & would like to be able to pay off rest of school & not have to place remaining balance on credit card.

Member Payment Dependent Notes Series 715671

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715671	$12,500	$12,500	12.68%	1.00%	April 7, 2011	April 12, 2016	April 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715671. Member loan 715671 was requested on March 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Arkansas Game and Fish Commission	Debt-to-income ratio:	3.80%
Length of employment:	2 years	Location:	Flippin, AR

Home town:
Current & past employers:	Arkansas Game and Fish Commission
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > We are ready for a few improvements/updates to our house in the Ozarks. Currently we have no mortgage on this property (or on any property for that matter), so this home improvement loan will be a priority for repayment. Believe it or not, we live in the lovely town of Flippin, Arkansas. Yup, there is such a place as Flippin. Just think, if you help finance this loan, you can honestly say you helped improve a Flippin house. Borrower added on 04/05/11 > Did you happen to notice our nice and low Debt to Income ratio?

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	32
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Education/Info Specialist, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Thank you for your interest. Question One: The reported Gross $ Monthly Income is for only one partner (husband). Although my wife owns and operates her own bakery, the revenue realilzed from that venture is dedicated to building the business. Question Two: Your intuition is spot on. We'll likely service this loan a bit quicker than 5 years. We certainly intend to do just that. I estimate we'll have this paid off within 3 years.
what's the reason behind last delinquency 32 months ago?	My wife and I live in separate cities. This is solely because of work issues. My wife handles most of the bills that come through the household. The delinquency 32 months ago was an error in paperwork filing. The bill got buried under the wrong pile and was overlooked. Once the error was found, the account was immediately brought up to date.

Member Payment Dependent Notes Series 715676

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715676	$10,000	$10,000	7.29%	1.00%	April 8, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715676. Member loan 715676 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	5.66%
Length of employment:	n/a	Location:	Honolulu, HI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > Loan to combine Hawaiian air and Roll-over account Borrower added on 04/01/11 > Hi everyone sorry. After reading a few statements, I figured I should tell you a bit more about myself. I am employed full time in the tourism industry, and I am also going back to school full time to get a BSN. My goal is to use the 10K to pay off my remaining credit debt before I start clinical rotations when my life will get really hectic. This loan with its low 7.29% is half of what I am paying on my credit card at the moment and the chance to combine two payments into one, simplifying my life just a tad-bit, I was really excited to give Lending Club my business. Thank you all who have already invested with me, I can promise you won't regret it. :)

A credit bureau reported the following information about this borrower member on March 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	75
Revolving Credit Balance:	$8,613.00	Public Records On File:	0
Revolving Line Utilization:	29.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 715806

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715806	$22,000	$22,000	12.68%	1.00%	April 12, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715806. Member loan 715806 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,500 / month
Current employer:	Assumption church	Debt-to-income ratio:	6.73%
Length of employment:	5 years	Location:	cypress, CA

Home town:
Current & past employers:	Assumption church
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > Dear investors, thank you to all of you who have taken confidence in me and contributed to my loan request. Don't mistake my late response to any questions you have for apprehensiveness. Fortunately I am gainfully employed, and my vocation as a clergyman of a community of 600 families is absolute joy,unlike the job I had before entering the sacred priesthood, I was not aware of the difference between serving and showing up for work. Both are worthy. I intend to consolidate debt. It is my goal to pay the loan off in three years. Recently refinance my house from 6.35 to 4.78. Mortgage 4300.00 , equity in the home, live in an area that weathers our unpredictable economy very well. Vocation stability. If i was to answer excellent, i would be considered a very proud person, in the negative sense. So i respectfully ask that you take this into consideration. Monthly budget is approximately over 9,000.00 Thank you for your consideration and time. sincerely. Member 909510

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,622.00	Public Records On File:	0
Revolving Line Utilization:	41.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
It has been my observations that these are the most common questions asked by the lenders. It has also been my observation that those who are seeking the loans generally have a much better chance of getting fully funded if they take the time to answer all the questions completely. Those who choose to only answer a few questions or give evasive answers tend to not get fully funded. If you are receiving these questions I feel that you are potentially a good candidate for the loan. So please take the time and effort to answer these question. Thank you 1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done.	Dear yak1, I apologize for delay. I'll have the answers by. Mid day tomorrow.thank u.
Please verify your income with LC.	i am sorry i do not understand the question? what is LC.?
LC == Lending Club	Dear Investor(s), i am incoperating answers to questions that were ask earlier by others with this Idm5180 question. My responsibilities are to maintain the worship service life of the church. To preach the Gospels and holy Scriptures, to uphold the church dogma, canon law, serve the souls entrusted to my care through by adminsotring the Eucharist, Annointing and praying for the seek and those in need, visiting shut-ins, maintain the records of all weddings, baptisms, etc. to lead through programs such as bible study, catechism classes, youth programs, adult and married couple programs, senior citizens and so on. Many periodically it may involve getting home late such as this evening having visited and prayed with to parishioners in ICU, one on the oncology floor, and one in cardiac unit. i am the spiritual advisor to all committees, programs, organizations, and of course the church board of trustees. im unclear on the request to have my income verified when i recently faxed over my entire 2010 tax return. my income and benefits have not change since. i believe my house by word of mouth would sell for 740,000 within a day or two. our debit is Approximately 600,000.00, it was purchased four years ago just before the market tanked. there are no equity, lines of credit or seconds of any kind on our home. monthly budget is just under 10,000 a month, varies depending on car expenses, GAS! , medical, etc. in order to stop debt from reoccurring, i am not spending where it is not absolutely needed. the manner in which i intend to pay the monthly payment to the lending club is by cutting way back on purchases, that are only out of necessity. there are opportunities available to me already for additional income that are in the arena of counseling, and writing. I cannot declare the details to my economic recovery plan, because of the nature and the timing of them. while it is my hope and goal to pay in three years, through cutbacks alone, will provide the means to at least be on target for 5 years. i hope this is of help to you. thank you once again.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	619,691.21. balance, no helco, only a mortgage, no seconds or thirds on the home, or linesof credit. market value does not reflect an accurate value of the home. we realized this when we refinance because on the second appraisal, it came in much higher when the appraiser realized that i had done my research and that comparisons that the first appraiser did not put down in her report, i received an appraisel for 670,000 which was ridiculously low. i confirmed with our realtor this morning that we could get no less than 740,000 for the home. probably one of the websites your suggesting would come in at 7-710.00? thank you for your question.

Member Payment Dependent Notes Series 715813

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715813	$15,000	$15,000	11.11%	1.00%	April 6, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715813. Member loan 715813 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	U.S. Military	Debt-to-income ratio:	20.45%
Length of employment:	5 years	Location:	Pearl City, HI

Home town:
Current & past employers:	U.S. Military
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	16
Revolving Credit Balance:	$3,518.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please, can you give us more information of this business, to make an informed decision?	This loan is to pay a wed developing company to create my social networking website. I will sell advertising on the site to generate revenue.

Member Payment Dependent Notes Series 715830

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715830	$10,000	$10,000	10.37%	1.00%	April 6, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715830. Member loan 715830 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	United Parcel Service	Debt-to-income ratio:	0.91%
Length of employment:	10+ years	Location:	GERMANTOWN, MD

Home town:
Current & past employers:	United Parcel Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > I sold my house and close in April. This loan pays off remaining balance of mortgage. I never ask for credit I can't pay back. I always pay my obligations on time. My credit worthiness and history is excellent. I will be on a responsible budget as always after settlement of the house. I have worked for UPS for over 15 years. My job is protected under contract between the union and UPS. Borrower added on 04/02/11 > In further clarification of my situation, the sale price will not cover what I owe on my mortgage in full. This loan I am seeking from Lending Club is for that purpose. Borrower added on 04/03/11 > Thank you very much to all who invested in my loan. Wow!

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,053.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Thanks, Ron	Thanks for your interest in funding my loan. I have no personal loan debts. Total credit card balances are under $1300 to be paid in full on my next payment date. I never charge more to my cards that I can't pay off every month.
Loan pays off remaining balance of what mortgage, don't understand loan request.	The mortgage on my house which I have a contract on and close in late April. The amount I will net at settlement comes up short of what I owe.
Thanks for answer-I'm in.	Thank you. I appreciate it.

Member Payment Dependent Notes Series 715837

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715837	$16,000	$16,000	9.63%	1.00%	April 11, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715837. Member loan 715837 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Satcher Motor Company	Debt-to-income ratio:	16.58%
Length of employment:	10+ years	Location:	Graniteville, SC

Home town:
Current & past employers:	Satcher Motor Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > this loan is for emergency family matters /travel and leave of absence expenses.I am current with my present obligations and my job is stable of 15 years tenure. Borrower added on 03/30/11 > This loan is for emergency family matters/travel /leave expenses.My job is 15 years tenure and my obligations are current. Borrower added on 03/30/11 > This loan is for emergency family matters/travel /leave expenses.My job is 15 years tenure and my obligations are current. Borrower added on 03/30/11 > Family emergency please help if you can ASAP Borrower added on 03/30/11 > Thank you in advance and God bless Borrower added on 04/05/11 > Let every heart feel the afflictions of every one and let every hand give according to their purse-George Washington

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,300.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome Member, What is job at Satcher Motor Company, and what is your plan for this money you are borrowing? Respects	I am a Senior Master Ford Diesel Technician and my plans for this money is to help pay for traveling expenses and medical bills and possible leave of absence for my fiance and her 3 year old daughter who were involved in an auto accident out of town to bring them back to be with me.

Member Payment Dependent Notes Series 715840

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715840	$11,900	$11,900	7.66%	1.00%	April 11, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715840. Member loan 715840 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Naples Transportation and Tours	Debt-to-income ratio:	19.23%
Length of employment:	2 years	Location:	Naples, FL

Home town:
Current & past employers:	Naples Transportation and Tours
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > Accounts to be consolidated: Lending Club Loan-Balance approx $5600.00 Chase CC-Balance approx $5500.00-card to cancelled Suntrust CC-Balance approx $3000.00 American Express CC-Balance approx $2000.00

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,335.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 715844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715844	$20,000	$20,000	16.40%	1.00%	April 6, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715844. Member loan 715844 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,112 / month
Current employer:	Lactalis	Debt-to-income ratio:	23.83%
Length of employment:	6 years	Location:	Buffalo, NY

Home town:
Current & past employers:	Lactalis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > 1) My job is a Marketing Manager at a food manufacturing company 2) my monthly post tax income is $1,862 every two weeks 3) My major monthly expenses are as follows A. my half of the mortgage $1153.98 divided by two B. Car payment of $300 C. Student loan pmt of $250 D. Credit card payment of about $680 per month (this is the card I am trying to consolidate E. Insurance about $100 per month

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	31
Revolving Credit Balance:	$5,451.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current market value of my home is about 125K. I owe about 119K on my mortgage. I do not have any second mortgage or line of credit on top of my mortgage.
Type your questionBefore I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank you. here.	I currently pay about 680 per month at 30 percent interest on a balance of just over $19,000. I plan on cutting up my credit card upon consolidation. I plan on having the loan for the full five years.
what is the delinquency 31 months back?	I honestly do not recall a delinquency of the top of my head 31 months back. It must have simply been an oversight on my part.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Are you the sole wage earner? Thanks.	I am not the sole wage earner. I am married and my wife also is employed full time. Thanks.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Barclay Card Credit Card. Owe 19K. Pay about 680 per month on this card. Thanks.
I would like to fund your loan but cannot do so until you disclose the interest rate on the loan[s] you plan to use the LC funds to pay off. [Recall you were asked "Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated?"] Thanks.	The card I am consolidating is a Barclaycard with a balance of 19k and an interest rate of 30 percent and a current monthly minimum payment of $680.
Hello! I am interested in funding your loan. Give a brief job description and a detailed monthly budget of post-tax income and expense. Thank you!	Hi. I answered your question in the loan description area. Let me know if you have further questions. Thanks.
Why does the 19,000 not show up under your revolving credit balance? Also, how is your take home pay less than $2000 when your gross monthly is $6,112. Where is the other $4000 going?	the 19,000 should show up. It is on all my credit reports. The $1,862 is for a two week period only. My total Net monthly pay after taxes is $3,724.

Member Payment Dependent Notes Series 715848

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715848	$19,500	$19,500	15.65%	1.00%	April 7, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715848. Member loan 715848 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	DC Superior Courts	Debt-to-income ratio:	19.39%
Length of employment:	2 years	Location:	Bowie, MD

Home town:
Current & past employers:	DC Superior Courts
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,238.00	Public Records On File:	0
Revolving Line Utilization:	32.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Deputy Clerk, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($28 - $32K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Hello, and thank you for your questions. 1) My gross monthly income is just me $50,000. I'm not married, or have a fiancee. My mother has a 2 family house that is paid off, so pretty much I don't pay anything. She's been a big help for me and everything i make goes to my pocket. 2) Honestly, the option that was given to me was ONLY 5 years. I plan on paying no less then $1,000 a month. So if you add 36 months by $1,000 that's the EXACT LOAN AMOUNT $35,000. Now interest is a tough one to figure out, but i don't see myself taking more then 42 months (3 Years and 6 months) to pay the loan. Add 42 months by $1,000 i think $42,000 should cover interest give or take. 3) I think i understand your question. LOL. I honestly prefer IF its going to be partially funded, about 80 or 90 percent as you stated earlier ($28 - $32K) And i also agree about the 6 month to list another loan to get a better APR for the future to pay less interest. Thank you for taking the time to ask me questions and considering funding in me. If you have anymore questions please feel free to ask. Once again, thank you very much.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Creditor - Chase. I owe $4,100. I pay $224.00 Creditor - Capital One. I owe $2,100. I pay $45.00 Creditor - Macys. I owe $3,800. I pay $321.00 Creditor - Credit Union (Car). I owe $6,900.00 I pay $290.00 Creditor - Credit Union (Loan). I owe $3,000. I pay $190.00 Overall its about $20,000. Some APR's are high and some are low, but i prefer to pay just ONE company. Hope this answers your question. If you have any other questions, please feel free to ask. Thank you .
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks	1) My NET income is about $2,400 with taxes taken out. 2)Rent - $200 (Live with my mother) Car (Look below) Car insurance - $95.00. Phone - $75.00 3)Creditor - Chase. I owe $4,100. I pay $224.00 (19.24%) Creditor - Capital One. I owe $2,100. I pay $45.00 (18.90%) Creditor - Macys. I owe $3,800. I pay $321.00 (19.00%) Creditor - Credit Union (Car). I owe $6,900.00 I pay $290.00 (17.99%) Creditor - Credit Union (Loan). I owe $3,000. I pay $190.00 (9.00%) 4) Yes i am the sole earner.
For EACH debt you plan to pay off with this loan, please provide [in following format] the Lender, Amount, RATE, MinMoPaymt for that loan [eg, Chase, 5500, 9.99%, 75]. Do not omit the RATE. If this is a %u201Cconsolidation%u201D LC loan, the total should add up to nearly the LC amount you are requesting so, if it doesn%u2019t, please explain the difference. Tx.	CHASE - I owe $4,100 - (19.24%) - I pay $224.00 CAPITAL ONE - I owe $2,100 - (18.90%) I pay $45.00 MACYS -. I owe $3,800 - (19.00%) - I pay $321.00 CREDIT UNION(Car) - I owe $6,900.00 - (17.99%) - I pay $290.00 CREDIT UNION(Loan) - I owe $3,000 - (9.00%) - I pay $190.00 I hope this answers your questions.
Would you mind verifying these debts to be consolidated at https://www.readyforzero.com/ and then posting the public link? Lending Club shows your revolving debt as only $4,238. Thanks!	I honestly don't feel comfortable putting my information on a online website. I just finished answering a couple of questions from other lenders. Please feel free and check out Q & A's. I hope this helps. Thanks in advance.
Please list APRs for the debts. thanks!	Check previous answers. I stated all debts, amount owed, monthly payments, and APR's I hope this answers your questions. Thanks.
Your credit report only shows about $4200 in revolving debt. Are the Capital One and Macy's debts new? What are the interest rates on the debts you listed?	Capital One and Macys are about 3 to 4 months old. Please check previous answers for interest rates and all debts listed.
I will contribute to funding your loan. Until it's paid off, please consider Walmart as an alternative to Macy's.	Thank you very much. I go to Walmart all the time to shop for food and other misc. :)

Member Payment Dependent Notes Series 715876

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715876	$35,000	$35,000	13.80%	1.00%	April 12, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715876. Member loan 715876 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,288 / month
Current employer:	n/a	Debt-to-income ratio:	6.89%
Length of employment:	2 years	Location:	Middleburg, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,955.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Welcome, Member, In the absence of an employer, how do you make $15,288 a month?	I am a caregiver for my son and my salary is paid by The Hartford insurance. As long as my son is disabled (permanent brain injury) I am to be paid monthly $15,288 to take care of him. I have a Consent Order signed by the Workers Compensation Judge and The Hartford attorney's for the State of Georgia. This went into effect, December 2009.
Can you have your income verified?	Absolutely
You left the "employer" field as NA. Does this mean you are self-employed? Can you tell us your source of income?	I've answered this question already.
If you could no longer physically care for your son and his disability do you know the approximate cost to replace the care you currently provide to him? Is the care 24/7? etc....	Yes, I have backup plans in place in case something happens to me (God forbid) for my son to be well taken care of. I have a very large family and they provide support for both my son and I and the cost of having individuals vs a Facility to take care of him, well there is no comparison. I would rather have him at home where he is loved and safe than in a home where he is just another case. wonderful support team in place to p orif needed, and its several family membersThe cost would not anything as much as if he were in a home or facility. I have a very large family and they
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Balance on home loan $216,800 appraisal $272,000. Just bought a foreclosure and that's the reason I'm putting in a therapy pool for my son. All my cash went into buying the foreclosure.

Member Payment Dependent Notes Series 715901

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715901	$25,000	$25,000	14.91%	1.00%	April 8, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715901. Member loan 715901 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Farm Credit Services	Debt-to-income ratio:	1.95%
Length of employment:	10+ years	Location:	Urbana, OH

Home town:
Current & past employers:	Farm Credit Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > Reason for loan is to grow our current business of 10 years. We are expanding into concrete burial vaults.

A credit bureau reported the following information about this borrower member on March 24, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,209.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide a detailed loan description.	We are expanding our business of 10 years. We are getting into the concrete burial vaults that cemetaries use.Type your answer here.
If your loan is not fully funded, will you accept partial funding of 60% or more?	Yes however to add this expansion we need the full amount. We really would like to purchase both items. Type your answer here.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I have a first mortgage only on my house of 101000. The home and 2 acres is worth 140000. Type your answer here.
Hello - welcome. Is the money for a side-business? If so, how is it legally structured (sole proprietorship, partnership, LLC, sCorp, etc).	Yes it is a side business. It is currently structured as a sole propietorship.
What do you do at Farm Credit Services?	Real estate appraiser. Type your answer here.
Will yur rely on side business income to pay this loan back? Can you make these loan payments with your normal salary? Thanks and good luck.	I can make the payments from my salary. But once the business gets going there should be no problem in making the loan payments from the business. The business has no additional debts.
Happy to invest in your loan. please keep in mind it's everyday people looking to help you for a return. And if you default, we dont get bailed out like a big bank corrupt system. Please just keep that in mind. I hope everything works out great for you and your loan! Thank you!	Thanks for investing. It is not in my makeup not to pay my debts. Thanks again!!

Member Payment Dependent Notes Series 715961

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715961	$20,000	$20,000	7.66%	1.00%	April 8, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715961. Member loan 715961 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,900 / month
Current employer:	Trader Joe's	Debt-to-income ratio:	11.39%
Length of employment:	10+ years	Location:	Roslindale, MA

Home town:
Current & past employers:	Trader Joe's
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > Hello, I am requesting this loan due to having been on medical leave due to a car accident. I am back at work 100% now but need a buffer for some bills while waiting for some money that is owed to me from the accident and while I build my savings up now that I'm back at work. I will make an excellent borrower because I have a credit score of 770 and have never missed or even been late with even one credit card or auto loan payment. I have excellent job security. I have been at the same company for 11.5 years. I make roughly $4900.00 per month and have the following bills; Rent is $0.00 Car Payment $525.08 Car Insurance $0.00 for 2 months then $134.58 Gas $100.00-150.00 Food $400.00 Cable/Phone $125.79 Netflix $ 24.99 misc $300.00-500.00

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,054.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 715965

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715965	$8,000	$8,000	7.29%	1.00%	April 7, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715965. Member loan 715965 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Papa Murphy's Pizza	Debt-to-income ratio:	6.65%
Length of employment:	10+ years	Location:	Appleton, WI

Home town:
Current & past employers:	Papa Murphy's Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$538.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 715976

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715976	$10,000	$10,000	13.43%	1.00%	April 6, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715976. Member loan 715976 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Ocean City Tabernacle	Debt-to-income ratio:	11.97%
Length of employment:	3 years	Location:	vineland, NJ

Home town:
Current & past employers:	Ocean City Tabernacle
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/29/11 > Buying a home, Perfect credit, i have never been late on a payment, never will. Borrower added on 03/30/11 > Asst. Facility manger at a Upscale Summer worship , Job secure, Full time Borrower added on 04/01/11 > Lord_of_the_Loan : I work in Ocean City.

A credit bureau reported the following information about this borrower member on March 20, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,773.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is the purchase value of the home you're looking at? how much are you putting down? do you work for this summer workshop during the other seasons as well?	It is a mobile home, its value is 24,000 ,I want my own place and the man who owns it can no longer afford it. i am taking it off his hands for 14000 , 4000 down. I work there year round full time. Summer season is busy time of year, but we have a off season with many events, and there is 2 buildings including a very nice youth center that takes a lot of upkeep.
Hi, I am interested in funding your loan. Can you please verify your income and information? It would make lending a lot easier. I live in Ocean City - I look forward to helping a neighbor out. Thank you	my income is gross 36000, i don't believe i am suppose to publish any personal information, but i ve been at my job for 3.5 years and worked here for 5 years as a teenager
Ass't Fac Mgr, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: Have you considered these factors owning "mobile home": Lot rent $? Insurance? Rea estate taxes? Miscellaneou? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I live alone, my yearly gross was a 36000 last year i recived a 3% raise and have agreed to a seconed job over the summer for even more additional incoome. I plan on using the full 5 years so i live at a comfortable rate. That is not to say if i come into some additonal mone that i wont pay off my loan cause that would be the smart thing to do. I have considered all factors and well within the budget i have alloted my self. Thank you for considering me.
I'm still not clear how you will be using the proceeds of this loan. Can you summarize again. Will it be used for the $4k down payment? What else? Are you prepared to fund the ongoing maintenance and operational costs of this mobile home? How does the new monthly mortgage payment compare to your current rent?	This loan is the 10k for the trailer i am paying 4k cash . I am prepared for maintenance cost. The cost of the trailer is less then i can receive for a mortgage, that is why i am going with a personal loan. The cost of living is 200 less then i pay for rent now.

Member Payment Dependent Notes Series 715997

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715997	$9,400	$9,400	7.66%	1.00%	April 8, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715997. Member loan 715997 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Bank of New Orleans	Debt-to-income ratio:	18.14%
Length of employment:	3 years	Location:	New Orleans, LA

Home town:
Current & past employers:	Bank of New Orleans
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > I was trying to list a co-borrower for this loan but I did not see a place for one. My husband will also be paying for this with me. His income is 37,000 annually. We owe about $5,000.00 in taxes this year because my husband is a carpenter and the IRS website strongly suggested getting a personal loan if we can't pay all at once. Therefore, I decided that if I was going to get a loan that I would get enough to also pay off a couple of credit cards as well. The balances of the two cards is about $2,000.00 each. I definitely plan on paying more than the payment amount each month because I pay more than that on my credit cards. I'm just not a huge risk taker which is why I selected the longer term loan with a lower payment amount. Borrower added on 03/31/11 > I forgot to add to my other loan description that my husbands employer began withholding taxes on March 1st so we won't need another loan next year. Hopefully we will get a refund and be able to put it towards this loan.

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,177.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 715999

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
715999	$7,200	$7,200	7.29%	1.00%	April 11, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 715999. Member loan 715999 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Contractor's Institute	Debt-to-income ratio:	22.36%
Length of employment:	1 year	Location:	ZEPHYRHILLS, FL

Home town:
Current & past employers:	Contractor's Institute
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	23
Revolving Credit Balance:	$4,079.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 716018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716018	$25,000	$25,000	16.77%	1.00%	April 12, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716018. Member loan 716018 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	American Appraisal	Debt-to-income ratio:	22.15%
Length of employment:	10+ years	Location:	Ambler, PA

Home town:
Current & past employers:	American Appraisal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I am currently looking to pay off my credit cards and have one fixed payment. Thought my terms are set at 5 years I plan to have this loan payed off in 2-3 years. null

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1975	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	43
Revolving Credit Balance:	$29,151.00	Public Records On File:	0
Revolving Line Utilization:	43.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list all of your credit cards that you will be paying off? Also, what are you planning to do with your credit cards after this loan is funded?	I will be paying off a Chase credit card- 16,000; a Bank of American 5500 and a Frontier Mastercard 1800. Once the cards are paid off I will no longer use them.

Member Payment Dependent Notes Series 716046

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716046	$14,000	$14,000	7.29%	1.00%	April 8, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716046. Member loan 716046 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,288 / month
Current employer:	University of CA San Diego	Debt-to-income ratio:	24.88%
Length of employment:	10+ years	Location:	Del Mar, CA

Home town:
Current & past employers:	University of CA San Diego
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > This is for paying off a Citibank MasterCard with an interest rate of 19.99% and also for financing some possible surgery for my pet. Borrower added on 03/30/11 > To pay off a Citibank Mastercard with a 19.99% interest rate and to fund possible surgery for my pet

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,173.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Type your answer here. I rented an apt. until 2005, when I moved into my 88-year old mother's house to take care of her. I will be inheriting everything as I am the only child. I do not have a HELOC. I would say the value of the house is $1,250,000.

Member Payment Dependent Notes Series 716059

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716059	$20,000	$20,000	13.80%	1.00%	April 6, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716059. Member loan 716059 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Kuczmarski and Associates	Debt-to-income ratio:	7.78%
Length of employment:	7 years	Location:	Chicago, IL

Home town:
Current & past employers:	Kuczmarski and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > Income verification with Lending Club is pending and should be complete by April 4th or 5th. Thanks for your patience, and feel free to send over any other questions you might have! Borrower added on 04/02/11 > Because my TransUnion credit report listed via Lending Club does not show all of the credit debts that I plan to use this loan to pay off, I thought I'd give some detail here. (It is also possible that these debts don't show because I have closed the credit cards that they involve, so there is still a debt to pay off but the actual card is no longer active. I would think that would still be reported as revolving debt, but maybe not.) I have a balance of $28,000 spread across three credit cards, the majority of which is from college spending years ago. The breakdown is: Citibank Mastercard, 29.99% APR: $16,000. Minimum payment is $630. American Express Blue, 17.99% APR: $8,000. Minimum payment is $150. American Express One, 17.99% APR: $4,000. Minimum payment is $110. I plan to use this loan to pay off these card balances, and then to pay off my loan balance in 20-24 months, saving a significant amount in interest. Hope this is helpful.

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	42
Revolving Credit Balance:	$2,920.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Sr Associate, Welcome! I'm interested to help finance your loan. My FOUR questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) QUESTION FOUR: Self entered job title "Senior Associate". But what is job description that you actually perform for employer? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) I'm single and live on my own, so my gross income ($120K) is the same as my total household income. 2) I anticipate paying this loan off in under 3 years-- probably around 20-22 months is the realistic timeline. I anticipate my monthly payment being above $800, but did not want to guarantee that every month, so took the longer loan timeline. 3) I would accept a less-than-fully-funded loan, but my preference is obviously for the maximum % of funding. 4) I am a management consultant. You can find more detailed information on my background and my firm at www.kuczmarski.com.
What is Kuczmarski and Associates and what do you do there? What are the balances, interest rates, and payments of the loans you are consolidating?	kuczmarski & Associates is a consulting firm-- I am a management consultant. You can check out our website (www.kuczmarski.com), where I am featured as a Senior Associate. I have high interest credit card balances from spending during college (interest rates on 2 cards are both above 25% APR) that total $28,000. I am looking to pay those off with the help of this loan, which should save me over $5,000 in interest over the lifetime of the loan.
Hello borrower, I am very interested in financing your loan. However can you answer these questions which I know may take some time to answer: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate NUMBER years please?) (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (5) Do you currently own or rent your home? If you own and have a mortgage, what is the total balance of the mortgage loans and any HELOC you owe on your home? Also, what is the current market value of your home if you have own or have a mortgage? (use zillow.com if unsure) (6) Please provide the Balances and APRs of the debts you have? To make the task easier, you can go to: https://www.readyforzero.com/snapshot to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature and pasting the provided URL in your answer. This method is preferred and may lead to more money invested in your loan. Thank you in advance! This website is secure and has been approved by Lending Club to verify debts. This is of the major sticking points for potential lenders, as they want to assess the risks of lending to potential borrowers. (7) This is the last and MOST important part of me funding your loan. Can you verify your income with lending club? I want to fund your loan but verifying your income is necessary. Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income and you might need to hint to the credit review staff member that you WANT to verify your income PROACTIVELY. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Answering ALL these questions is a vital part of me funding your loan as I am emailed back when you answer these questions and I am able to keep track of individuals who take an active approach to getting his/her loan funded. Also, answering these questions will give other investors confidence to invest in your loan as they are more informed. Thank you for your time.	Thanks for the response. I'll do my best to answer your questions here: 1) I'm a consultant at a management consulting firm. Our website is www.kuczmarski.com, if you'd like to check the company out. 2) I am single, so my income is equal to my household income. 3) I plan on paying this loan off in roughly 20 months, so under 2 years. 4) I will accept a partial loan if that's what ends up happening; obviously my preference is for a fully funded (or 90+%) loan. 5) I rent my home, so no mortgage. My rent payment is $1650 a month, which I think was in my Lending Club file. 6) I have credit card debt from spending during college and just after, when I was devoting all of my wages to tuition. My total debt balance is just under $30,000, with an average APR of about 24%. I will be paying off about $10,000 of that balance myself over the next month, but am looking for loan help (at a lower APR) to pay off the rest and save myself money in interest. If you require it, I can go through the steps to get a Public Snapshot of my debt for you and other lenders, but I would prefer not to, if possible. I totally understand your request for income verification, though, which brings me to your next question... 7) Lending Club has reached out to me to help verify my income, and I will be doing that this coming Monday-- my understanding is that I just need to fax paycheck documentation to Lending Club, which I can certainly do with no problem. Be glad to answer anything else that I can, let me know if you have further questions.
SECOND REQUEST. Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Sorry if I wasn't clear in my first round of responses. 1) I'm single, so my income is equal to my entire household income. 2) I plan on paying this loan off in under the specified 3 year time-- my total payment estimate would be 20-22 months. 3) I will accept a partial loan, but obviously would prefer a higher level of funding (90% or better).
Can you please detail your debts and their APRs? Thanks!	I have a balance of $28,000 spread across three credit cards, the majority of which is from college spending years ago. The breakdown is: Citibank Mastercard, 29.99% APR: $16,000 American Express Blue, 17.99% APR: $8,000 American Express One, 17.99% APR: $4,000
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	I have a balance of $28,000 spread across three credit cards, the majority of which is from college spending years ago. The breakdown is: Citibank Mastercard, 29.99% APR: $16,000. Minimum payment is $630. American Express Blue, 17.99% APR: $8,000. Minimum payment is $150. American Express One, 17.99% APR: $4,000. Minimum payment is $110.
Why don't these cards show up on your credit report? Your revolving credit balance is shown as $2,920.	That's odd-- I think if Lending Club were using all three credit bureaus, instead of just Equifax, they would probably show up? My credit score is above 690 with all three bureaus, but I have noticed in the past that they don't all necessary reflect all of my credit debts. Still, I'm surprised at a number as low as $2,920. If necessary, there may be steps I can take to send you a "public snapshot" of my credit profile with those card balances, possibly from another bureau?
Please provide a brief job description and a monthly budget including your after-tax income and basic living expenses.	I am a management consultant, as I indicated in other question responses. My annual income is $120,000-- about $105,000 of that is in salary paid out monthly. The math is pretty straight forward on that in terms of monthly breakdown and tax percentages. If you want me to provide the monthly post-tax salary number for whatever reason, it is about $6,200. I have stated what my monthly rent expense is ($1650) and the amount I expect to pay towards my loan each month (~$800). I am going to decline to share a detailed personal budget beyond that on here because I don't believe it is necessary (no bank would ask for that information, for example). If that leads to you declining to participate in the loan, that is certainly your decision and I understand.

Member Payment Dependent Notes Series 716075

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716075	$15,000	$15,000	10.74%	1.00%	April 8, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716075. Member loan 716075 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,383 / month
Current employer:	City of Frisco	Debt-to-income ratio:	14.37%
Length of employment:	1 year	Location:	CARROLLTON, TX

Home town:
Current & past employers:	City of Frisco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/02/11 > We recently found that my young child has learning disabilities, and the funds will be used 100% to provide him an education specifically designed for his learning disability. He has not been successful in public school, and in order for him to be successful we are utilizing alternate schooling options. I have excellent credit, and always pay my debts on time, if not early. I have worked hard to pay all my debts off, and I only have 2 debts left. My car and one credit card. I owe no other monies. I have worked in the same profession for 20 years, and my job is secure. Thank you.

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	35
Revolving Credit Balance:	$5,687.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Does the school go by semesters is so how are you planning to pay for the next semester or are you going to pay off this loan before you do so?	I will be paying off this loan, before the next semester. I will then turn around and attempt to get a loan for each semester as they come, paying off each one prior. I already have an action plan in place to make the monthly payments, I just needed the lump sum to get it started. There is a price break for paying tuition in one lump sum.

Member Payment Dependent Notes Series 716092

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716092	$9,000	$9,000	11.11%	1.00%	April 8, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716092. Member loan 716092 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.90%
Length of employment:	n/a	Location:	BURNSVILLE, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1973	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	75
Revolving Credit Balance:	$3,879.00	Public Records On File:	0
Revolving Line Utilization:	62.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 716095

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716095	$20,000	$20,000	11.11%	1.00%	April 11, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716095. Member loan 716095 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Waukesha Electric Systems	Debt-to-income ratio:	1.20%
Length of employment:	3 years	Location:	Raleigh, NC

Home town:
Current & past employers:	Waukesha Electric Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > Helping to finance a Wedding.

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,109.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 716110

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716110	$30,000	$30,000	16.40%	1.00%	April 11, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716110. Member loan 716110 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,334 / month
Current employer:	Capgemini	Debt-to-income ratio:	9.57%
Length of employment:	2 years	Location:	CHINO HILLS, CA

Home town:
Current & past employers:	Capgemini
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,216.00	Public Records On File:	0
Revolving Line Utilization:	7.64%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please provide detailed information (lender, outstanding principal balance, interest rate and minimum monthly payment amount) for all debts to be consolidated by this loan. Who was your prior employer and for how long? If your loan is not fully funded, will you accept partial funding of 60% or more?	please see below regarding your questions: 1. List of Lender/Balance/Interest Rate/Payment Bank of America Visa 36/20%/1300 AMEX 7/NA/Full CarMax 9800/6.5/320 (I'm paying 500 a month) 2. Prior Employment BMC Softwares/Project Manager/1 Year Symantec Corporation/Program Manager/3 Year State Bar of California/System Operations Manager/4 Year Coca-Cola Enterprises/Division Manager/4 Year I have also consulted for DHS/FBI/DOJ 3. Partial Funding I am open to all options 4. Background As part of my divorce, I'm consolidating the debt that was incurred and trying to normalize my finances. My original plan was to get 70K with 12-15% APR (1500-2100 in monthly payment) for 60 months but due to my high debt to income ratio (with ownership on the property asset that I'm trying to sale), but which will be resolved with the sale of the property. And hoping that with additional cash, I could completely settle with ex-spouse so that I could (a) do the right thing for the ex-spouse and (b) move on with my life while trying to normalize my finances. If you have any additional questions, please feel free to email me. Thank you for your question.
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite completion of both.	Will contact the Lending Club to expedite. Thank you.
What progress have you made in getting your income verified by Lending Club?	it's been completed as far as i know.
Lending Club has not indicated (with green check mark by your gross income amount) that your income has been verified. Please call Lending Club and get this completed.	i don't see that on my screen but i'll ask

Member Payment Dependent Notes Series 716113

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716113	$11,200	$11,200	10.37%	1.00%	April 8, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716113. Member loan 716113 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Musser Architects, Inc.	Debt-to-income ratio:	15.63%
Length of employment:	4 years	Location:	Perris, CA

Home town:
Current & past employers:	Musser Architects, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I have been on my job for 4 years. We currently own our home and intend to use the funds to pay off and reduce our other debt so we have just one payment per month.

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,267.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 716122

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716122	$6,000	$6,000	12.68%	1.00%	April 6, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716122. Member loan 716122 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Mobients Inc	Debt-to-income ratio:	22.90%
Length of employment:	1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Mobients Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/09/11 > Just Thank you.. you don't know how much this helps me.. I am grateful for the opportunity to pay off my credit cards and save money in the process.

A credit bureau reported the following information about this borrower member on March 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,349.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 716130

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716130	$15,000	$15,000	10.37%	1.00%	April 6, 2011	April 14, 2014	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716130. Member loan 716130 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,333 / month
Current employer:	Oracle	Debt-to-income ratio:	4.76%
Length of employment:	5 years	Location:	CYPRESS, TX

Home town:
Current & past employers:	Oracle
Education:

This borrower member posted the following loan description, which has not been verified:

Project We are seeking to improve our patio/living area by adding a patio cover and French windows and doors to the existing back of our house approaching the living area. The cost is 18k. We plan to fund 3k in cash and finance the remaining portion. We anticipate taking 2-3 years to pay off the loan balance. We live in NW Houston in a subdivision averaging $300k in housing values where the average market sell period is 3 months. We have been in our house for 4+ years owe $258k and are valued at $305k currently, but as high as $330k. About Us My wife and I are cosigners on this loan earn over $240k+ in household income consistently over the last 5+ years. Our 10-year household income average is $200k+. We both are college degreed and advanced college degreed. We have been working for the same companies in an executive/managerial level for 5+ years (I with a Fortune 50 company based on SF). We have not had any late payments in the last 6 years, credit scores range from 706-740 and currently have 3 outstanding debts: 1) one credit card at 24k at 9% interest /$450 payment for home improvement work we did last year, 2) mortgage payments at $1900 per month (adding in $200 extra each month to pay off early and 3) Grad School Student loan payment at 10k/5%/$161. We own our cars outright and have ownership interest in a condominium in our neighborhood as well that we rent out. We have never filed bankruptcies, no collections and no major credit blemishes. We keep zero balances on 2 other credit cards and pay off consistently. Our total monthly debt payments are $2500 and monthly gross take home is 20k. We have significant savings in the bank to pay for this effort , but want to keep it in reserve, since we have low monthly debt and are building our kids college funds currently. Additionally, the timing is critical as we want to start the project asap . We considered a home equity loan, but did not want to tap the 50k in equity at this time. We are happy to answer any questions and thank you for your review of our plan.

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	64
Revolving Credit Balance:	$24,591.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 716158

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716158	$19,600	$19,600	12.68%	1.00%	April 11, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716158. Member loan 716158 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Cass Information Systems	Debt-to-income ratio:	13.39%
Length of employment:	10+ years	Location:	LYMAN, SC

Home town:
Current & past employers:	Cass Information Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/30/11 > I am looking for investors who want to make a good return on investment by helping me consolidate to a lower rate. A win / win situation. I have been working at the same company for over 10 years and I normally have few nice side jobs (except last year when everything was crazier with the economy) but this year is already starting off well. So I am looking for some help to get over all the economic bumps from the last few years. Thank you for your consideration. Borrower added on 04/02/11 > Thanks for interest in my request. Basically my wife had 3 surgeries over last 2 years and even with decent insurace 2K deductible I owe about 14K at 19-22% on adjustable rate. Also prior to that I had a small mortgage 7K at 19%, they recently told me if I pay 4K up front, they will drop interest rate to 0% for other 3K which save 4K in interest overall. So roughly 18K+ to pay off and the club fee comes about 19,6K. So overall interest savings over 5 years will work out nicely. In addition, this will add few hundred month back into family budget

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,619.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
It has been my observations that these are the most common questions asked by the lenders. It has also been my observation that those who are seeking the loans generally have a much better chance of getting fully funded if they take the time to answer all the questions completely. Those who choose to only answer a few questions or give evasive answers tend to not get fully funded. If you are receiving these questions I feel that you are potentially a good candidate for the loan. So please take the time and effort to answer these question. Thank you 1 What is your job description? 2 What is the balance of your mortgage including 2nds and heloc? 3 What is the current market value of your house? 4 What is your itemized monthly budget? 5 How long in years do you plan on taking to pay off the loan? 6 List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. 7 What are you doing to keep this debt from reoccurring? 8 Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done.	Thanks for interest in my request. I will attach this explanation to be account. Basically my wife had 3 surgeries over last 2 years and even with decent insurace 2K deductible I owe about 14K at 19-22% on adjustable rate. Also prior to that I had a small mortgage 7K at 19%, they recently told me if I pay 4K up front, they will drop interest rate to 0% for other 3K which save 4K which help offeset this loans interest overall. So roughly 18K+ to pay off and the club fee comes about 19,6K. So overall interest savings over 5 years will work out nicely. In addition, this will add few hundred month back into family budget
Hi there, I'm interested in funding your loan but would first like to know what debts you plan to consolidate with this loan as well as their respective APR's. (i.e. CC#1 $10,000 @ 22%). Thanks in advance for your answer.	Thanks for interest in my request. Basically my wife had 3 surgeries over last 2 years and even with decent insurace 2K deductible I owe about 14K at 19-22% on adjustable rate. Also prior to that I had a small mortgage 7K at 19%, they recently told me if I pay 4K up front, they will drop interest rate to 0% for other 3K which save 4K in interest overall. So roughly 18K+ to pay off and the club fee comes about 19,6K. So overall interest savings over 5 years will work out nicely. In addition, this will add few hundred month back into family budget.
Can you please detail your debts and their APRs? Thanks!	Thanks for interest in my request. I will attach this explanation to be account. Basically my wife had 3 surgeries over last 2 years and even with decent insurace 2K deductible I owe about 14K at 19-22% on adjustable rate. Also prior to that I had a small mortgage 7K at 19%, they recently told me if I pay 4K up front, they will drop interest rate to 0% for other 3K which save 4K which help offeset this loans interest overall. So roughly 18K+ to pay off and the club fee comes about 19,6K. So overall interest savings over 5 years will work out nicely. In addition, this will add few hundred month back into family budget
Why do you keep answering each question with the same response? Are you a robot?	I had received multiple questions regarding similar subjects at about the same time. So I answered them with cut and paste and then added that answer into my comments to avoid future confusion, not realizing that the question and answers would be shown to everyone. Mistake on my end, but hopefully it answered the question.

Member Payment Dependent Notes Series 716221

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716221	$35,000	$35,000	16.02%	1.00%	April 12, 2011	April 13, 2016	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716221. Member loan 716221 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Webcor Builders	Debt-to-income ratio:	16.85%
Length of employment:	5 years	Location:	Concord, CA

Home town:
Current & past employers:	Webcor Builders
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > The funds will be used for credit card, taxes, and overall debt consolidation. Our household income is in excess of 120,000 and we have been servicing our debt on unsecured loans successfully and paying consistently more than the required minimum payments. We currently pay out to eight credit card companies with an average percentage rate of more than 21%. Looking to reduce the percentage and consolidate the payments. Borrower added on 04/10/11 > Hoping to answer most of the questions I respectfully submit the following information: Net Monthly Income - $ 8413. Net Monthly Expenses - 5958. Monthly Expense Breakdown: Cable/Internet - 75. Cell Phone - 50. Food - 400. Utilities(power, water, and garbage) - 215. Auto payment - 212. Insurance(auto and Life) - 229. Mortgage(includes prin/int. taxes and insurance) - 3089. Credit Cards: BofA Visa - 62. (17.74%) BofA Gold - 912. (17.99%) Care Credit - 59. (24.99%) Cap One - 133. (22.90%) Chase - 132. (26.25%) Chase - 185. (13.78%) Macys - 80. (24.50%) M/Card - 120. (18.24%) Note: We have continually made monthly payments in excess of the minimum requirements on all current credit cards and feel comfortable servicing a new Lending Club loan. We applied for a 5 year pay back but will probably payoff much sooner. My employment situation includes a new vehicle every three years complete with all fuel and maintenance. A company credit expense account is also included in my position in the amount of 3000 per month. The perks from employment afford us the luxury of saving on phones, food, car, fuel, and insurance. Hope this information is helpful in your decision making process.

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1971	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,464.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Chase.....Balance=4000.....26.25% Chase.....Balance=9000.....13.78% BofA.........Balance=2500.....17.74% BofA.........Balance=27,000..17.99% Cap 1......Balance=4000......22.90% M/Card....Balance=4000......24.00% 2011 Taxes owed=3200 Director of major commercial builder. Household income exceeds 120,000 annually. Employed over five years with company.
After reviewing your information I would like to help you with your loan. Please always keep in mind, that this is not a big bank company your getting a loan from. And will just be bailed out If you default, it's every day people you are taking money from that were looking to help you for a little return. Goodluck to you and your loan! and I hope everything works out for the best.	Thank you for your consideration and I totally understand the concept.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3Are you the sole wage earner? Thanks.	Please refer to my previously sent in information on the details you request. Answer to your question # 3 is no, I am the main wage earner but not the only one.

Member Payment Dependent Notes Series 716253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716253	$15,000	$15,000	16.02%	1.00%	April 7, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716253. Member loan 716253 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,750 / month
Current employer:	Baptist Hospital	Debt-to-income ratio:	18.45%
Length of employment:	9 years	Location:	HIALEAH, FL

Home town:
Current & past employers:	Baptist Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/02/11 > This loan is to consolidate my un-subsidized student loans and my highest intrest credit cards that are at 16%. While I did apply for the 5 year payoff option, my goal is to pay it off in 3 years. I have a solid job as a Critical Care Nurse Practitioner in one of the top hospitals in Florida. And the last three years by gross income as been between $105,000.00-$112,000.00. Thank you to all the investors for helping me out!!!

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,163.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) What is the balance of the mortgage loan and any HELOC/2nd you owe on your home? 4) What is the current market value of your home? (use zillow.com if unsure) 5) How long do you actually intend to keep this loan? Thank you.	Shared mortgage, utilities, food- $1000.00 p/month Car is payed off Insurance- also payed off ($552.00 every 6 months) Student loans- this is where most of my debt is (50,000.00 that is subsidized and addt'l $11,000 unsubsidized) Credit cards- $ 5,000.00. APR from 9%-16% I would like to use this loan to consolidate my credit cards and the unsubsidized portion of my student loan into one lump payment. I do want to close the credit cards that I don't use, and close the top two highest APR cards as well. I only want to stay with 2 cards for emergencies. My mortgage is $1110.00 per month and I owe 17 years. Bought at $112,000.00, valued at $265,000.00. -I would like to pay off the loan faster than 5 (hopefully in 3 years)
Nurse Practicioner, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($13 - $14K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. The income stated is my own, and it's Gross yearly. 2. I chose 5 years so that the payments are less and that gives me the option of paying faster. I hope to pay the whole loan off in 3 years. 3. I'm flexible, I prefer the whole amount of that doesn't happen it's ok, I'll work off whatever I get.
Would you detail your monthly expenses (mortgage, insurance, car, food, utilities)? Amount on credit cards/interest rates? Will this loan cover all debt?	Shared mortgage, utilities, food- $1000.00 p/month Car is payed off Insurance- also payed off ($552.00 every 6 months) Student loans- this is where most of my debt is (50,000.00 that is subsidized and addt'l $11,000 unsubsidized) Credit cards- $ 5,000.00. APR from 9%-16% I would liek to use this loan to consolidate my credit cards and the unsubsidized portion of my student loan into one lump payment. This loan will definately cover everything.
"1. The income stated is my own, and it's Gross yearly." Did you mean monthly? Also, could you give idea of disposable income after paying all bills including this future LC Loan?	I gross $105,000.00 per year. My take home money every two weeks is $2323.00. I do not want a revolving loan, but just to rcv this amount, lump together my unsubsidized student loans and credit cards and just be done with them in 3 years or so. After bills, retirement account, and savings... I usually end up with about 400-500 every two weeks that I can just spend. But since I'm trying to get rid of all my debt, I just put everything toward the bills. However with this loan I will be able to free up and additional $600. It would make a big difference in the amount of time it would take me to pay everything off. Once all is pain then I would like to buy a home. That is my ultimate goal.
what do you mean by "Once all is pain then I would like to buy a home. That is my ultimate goal."? it looks like you already have a mortgage? is that not your home?	You are correct. I have a home and my ultimate plan is to give that one to my parents and buy another for me.

Member Payment Dependent Notes Series 716286

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716286	$20,000	$20,000	10.74%	1.00%	April 8, 2011	April 13, 2014	April 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716286. Member loan 716286 was requested on March 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Cartage Plus	Debt-to-income ratio:	12.90%
Length of employment:	10+ years	Location:	Torrance, CA

Home town:
Current & past employers:	Cartage Plus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I currently pay $1300/ month on my credit card bills (not minimums, this is what I send), all of these bills are what I am trying to consolidate. I don't plan on paying just what is due, I should be able to pay off this loan in under 2 years.

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	4
Revolving Credit Balance:	$8,227.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, several questions: 1) Your credit report (Transunion) shows you have a revolving balance of $8,227 on your credit cards, yet you are asking for a loan of 20k. Why the difference? What are you doing with the rest of the money? 2) Please explain the delinquency 4 months ago appearing on your credit report. 3) What is your job description with your employer?	1)I also have a car loan of just under $6000 and I have a balance of just under $5000 on a card belonging to my dad. 2)The delinquency is from a car I co-signed for my ex-mother in law. She still has the vehicle and is making payments but has had several late payment affecting my credit. 3)I am the President of the company that I work for.

Member Payment Dependent Notes Series 716299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716299	$10,000	$10,000	10.74%	1.00%	April 8, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716299. Member loan 716299 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	The Canyon at PeacePark	Debt-to-income ratio:	13.06%
Length of employment:	5 years	Location:	Van Nuys , CA

Home town:
Current & past employers:	The Canyon at PeacePark
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > pay off credit cards Good payment history on all debts Been with current job for 5 years

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	47
Revolving Credit Balance:	$14,108.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Peace Park?	Admissions

Member Payment Dependent Notes Series 716331

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716331	$9,000	$9,000	5.79%	1.00%	April 11, 2011	April 14, 2014	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716331. Member loan 716331 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,762 / month
Current employer:	n/a	Debt-to-income ratio:	14.43%
Length of employment:	n/a	Location:	Vacaville, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1984	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,982.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. What is the nature and amount of your entire household income? LC shows you as not employed. 2. Credit Bureau shows 18 open credit lines totalling $16K, please itemize these. 3. What exactly is this loan for?	I'm retire, the following income monthly: 1. VA Benefit $1,604.00 2. Social Security $1,246.00 3. Metlife Pensions $187.87 with tax 4. Chicago Title Acct#1 $145.59 5. Chicago Title Acct# 2 $195.99 6. Pacifc Life $471.11 Monthly total $3,850.56 The loan is for a purchase of a use Car. $6,000.00

Member Payment Dependent Notes Series 716333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716333	$3,000	$3,000	5.42%	1.00%	April 6, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716333. Member loan 716333 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Konica Minolta Business Systems	Debt-to-income ratio:	9.80%
Length of employment:	1 year	Location:	MANCHESTER, CT

Home town:
Current & past employers:	Konica Minolta Business Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > Loan for dental expenses Borrower added on 04/01/11 > loan for dental expenses

A credit bureau reported the following information about this borrower member on March 30, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$140.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 716380

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716380	$4,500	$4,500	12.68%	1.00%	April 8, 2011	April 19, 2016	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716380. Member loan 716380 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	MI Department of Treasury	Debt-to-income ratio:	27.75%
Length of employment:	2 years	Location:	Madison, WI

Home town:
Current & past employers:	MI Department of Treasury
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,748.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Senior Auditor, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Monthly income includes just my income. I top of the reported income, I receive an additional $8400 yearly income from a rental partnership. I am anticipating the loan lasting 2-3 years maximum.

Member Payment Dependent Notes Series 716399

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716399	$3,600	$3,600	6.92%	1.00%	April 7, 2011	April 14, 2014	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716399. Member loan 716399 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Air T	Debt-to-income ratio:	13.57%
Length of employment:	4 years	Location:	Bluefield, WV

Home town:
Current & past employers:	Air T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > Pay off three higher interest credit cards. Cargo Pilot - 5 years seniority, furlough unlikely.

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,639.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 716403

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716403	$8,600	$8,600	7.66%	1.00%	April 7, 2011	April 14, 2014	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716403. Member loan 716403 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Willamette University	Debt-to-income ratio:	27.81%
Length of employment:	< 1 year	Location:	Eugene, OR

Home town:
Current & past employers:	Willamette University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,608.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: * Itemize your monthly expenses. * Explain your role at your job. * List the principal and the interest rate of each loan to be consolidated. Thank you in advance.	Approximate Fixed Monthly Expenses: Rent $450 Utilities $200 Student Loans $850 Food $200 Transportation $200 Total: $1900 Loans to consolidate: Credit card 1: $4,100 @ 19.9% APR Credit card 2: $4,400 @ 21.9% APR The payment on the new loan would be approximately the minimum required on these cards. I would like to note that these credit expenses were incurred during the four month period between completing graduate school and the beginning of my employment, including moving expenses. Role at my job: I am a professor of mathematics. I teach and perform research.

Member Payment Dependent Notes Series 716406

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716406	$20,000	$20,000	20.11%	1.00%	April 11, 2011	April 15, 2016	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716406. Member loan 716406 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	New York State Unified Court System	Debt-to-income ratio:	2.96%
Length of employment:	3 years	Location:	Staten Island, NY

Home town:
Current & past employers:	New York State Unified Court System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > I need the money to get a new apartment. I have a steady and full time job with the NYS Court System. I been employed for almost four years. My monthly income is $3,400 after taxes. I'm a good borrower because I make enough income to make the payments, I only have one bill to pay besides rent and utilities. I'm a responsible person who value the opportunity investors provide to borrowers.

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	32
Revolving Credit Balance:	$6,217.00	Public Records On File:	1
Revolving Line Utilization:	65.40%	Months Since Last Record:	33
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you already found a new apartment?	Type your answer here. Yes, I have. I have found an apartment that is going to available on August 2011.
Sr Analyst, Welcome! I'm interested to help finance your loan. My FOUR questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. Advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan because after 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) QUESTION FOUR: Your TRANSUNION Credit Reort shows 1 Public Record 33-months ago. Reason for PR? a-n-d Final disposition PR? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I think four months in advance is a reasonable time to shop around for a loan. I don't like to wait until the last minute to find out it is too late to get a loan, therefore, the apartment. Also remember, because I requested the loan it does not mean it is 100% guarantee I will get it.
If you are not moving until August why are you requesting loan in April? Did I miss something?	I think four months in advance is a reasonable time to shop around for a loan. I don't like to wait until the last minute to find out it is to late to get the loan, therefore the apartment. Also remember, because I requested the loan it is not 100% guarantee I will get.
Three years ago -- Did you have an account go into collection, have a lien or judgement levied against you? What was the final result?	Five years ago I was layoff. I paid off as much as I could with my savings. Only one account remained active. In 2007 I started working again, but unfortunately it was late for me to paid off the balance before the dispute went to public records. I paid off the balance through a judgment.

Member Payment Dependent Notes Series 716438

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716438	$8,000	$8,000	10.74%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716438. Member loan 716438 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,333 / month
Current employer:	Summit Auto Enterprises	Debt-to-income ratio:	13.11%
Length of employment:	3 years	Location:	MISSOURI CITY, TX

Home town:
Current & past employers:	Summit Auto Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > Debt/CC consolidation. Borrower added on 04/05/11 > Pupose of loan is to not pay the CC the high rates that i am paying and successfully pay them off faster.

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,941.00	Public Records On File:	0
Revolving Line Utilization:	66.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Summit Auto Enterprises?	I work in the accounts department. Manage the paperwork for new sales, manage payments, accounts and receivable.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Mortgage is paid by my husband and he is the primary on the loan since we bought the house in 2004. So he has been the responsible paerty for house payments from day one. and there are no extra loans on the house besides the 1 mortage that he owns.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Most CC that i am trying to consolidate are over 15%.

Member Payment Dependent Notes Series 716487

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716487	$1,000	$1,000	5.42%	1.00%	April 8, 2011	April 14, 2014	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716487. Member loan 716487 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Dogpatch, LLC	Debt-to-income ratio:	3.81%
Length of employment:	1 year	Location:	san jose, CA

Home town:
Current & past employers:	Dogpatch, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > So I currently hit $10,000 bonuses every 6 months working for an entrepreneur as his assistant. He couldn't get by without me and therefore I would say my job is extremely stable. -RG

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,440.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 716513

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716513	$20,000	$20,000	14.54%	1.00%	April 7, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716513. Member loan 716513 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	United Van Lines	Debt-to-income ratio:	20.29%
Length of employment:	10+ years	Location:	lititz, PA

Home town:
Current & past employers:	United Van Lines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > I have been a National Account Coordinator at United Van Lines for almost 15 yrs at the same company. I am responsible for paying the bills of our home - and I am wanting to have one payment a month for the misc small bills we have combined. Currently I pay more/mo to their payments than this one payment would be. I welcome any questions you have ~ and thank you in advance.

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	41
Revolving Credit Balance:	$19,879.00	Public Records On File:	1
Revolving Line Utilization:	55.10%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for United Van Lines?	I am a National Account Coordinator. My husband works for UPS.
What caused the delinquency 41 months ago? What is being done differently to avoid a reoccurence of delinquency?	At that time - my husband was laid off from his job - unemployment was maybe $400/wk. Things were really hard. I was fourtunate enough to be able to take on a 2nd position with United Van Lines after a few months into his unemployment (I work from home full time for both), which doubled my salary - and he joined UPS 2 years ago, since being able to join the Union. We are not in a financial hardship by any means and both have secure positions. My #1 reason for wanting to do this is so I can have one payment per month automatically debted from my account and no more worrying what is due when. Working full time for 2 companies, 2 kids and the house is enough on my plate. Less stress = Happy Mommy/wife. Thanks for asking. Have a good night. Jana

Member Payment Dependent Notes Series 716528

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716528	$27,000	$27,000	10.37%	1.00%	April 12, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716528. Member loan 716528 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Washoe County	Debt-to-income ratio:	16.99%
Length of employment:	10+ years	Location:	Reno, NV

Home town:
Current & past employers:	Washoe County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > x Borrower added on 04/01/11 > Purchased property several years ago. Owner carried the note which is now due and he is not able to re-negotiate the loan for us.

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,653.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Deputy, Welcome! I'm interested to help finance your loan. My FOUR questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($22 - $24K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) QUESTION FOUR: Provide an accurate loan description. ("Other" tells lenders nothing useful) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1) Our total monthly household income is approximately $10,700. 2) We except to repay the loan in 3-5 years. 3) We can be flexible depending on the amount funded. 4) Purchased property several years ago. Owner carried the note which is now due. He is not able to re-negotiate the loan for us. Thank you for your consideration.

Member Payment Dependent Notes Series 716589

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716589	$17,625	$17,625	19.36%	1.00%	April 8, 2011	April 17, 2016	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716589. Member loan 716589 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Protiviti	Debt-to-income ratio:	24.72%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Protiviti
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,926.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Protiviti and where did you work prior to that?	I'm currently a technology consultant, helping companies with issues related to IT Security and IT Audit. I worked in IT at a logistics company called Tradewinds on the far north side of Indianapolis prior to working at Protiviti, after finishing graduate school at Indiana University.
I'm interested in funding your loan but I have a couple of questions: a) Can you provide a breakdown of your open credit lines, the balance owed on each along with the interest rate? b) Do you anticipate paying off this loan in less than 60 months? If so, how many months do you estimate? c) What is your total household income and will a spouse/significant other's salary have a part in paying down this balance? d) How long did you work for Tradewinds? Thanks for your responses. Good luck with your financing!	a) My high interest rate card will be paid to a balance of $0 with this loan, leaving a balance of ~$5,000 at an interest rate of 15.99% ($1,500 of which is at a rate of 2.9% for the next 6 months). b) It is possible that I will pay the loan off early, but I have no specific plans to do so. c) Total household income is $56,000 (plus bonus, depending on several factors) d) I worked at Tradewinds for 1 year, after finishing graduate school.
What is your graduate degree?	I have a Master's in Information Systems.

Member Payment Dependent Notes Series 716594

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716594	$15,000	$15,000	12.68%	1.00%	April 11, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716594. Member loan 716594 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Longistics International	Debt-to-income ratio:	7.56%
Length of employment:	3 years	Location:	CARY, NC

Home town:
Current & past employers:	Longistics International
Education:

This borrower member posted the following loan description, which has not been verified:

I recently got engaged, and I am trying to pay for the wedding on my own, as my family does not have the money for the ceremony. As much as they would love to help out, I don't want to put my desires over their needs. I am a young professional and am very secure in my company. I am fully able to make the payments. I make a minimum of $2500 per month before taxes, with opportunity for overtime. I have no car payments or school loans and pay a modest rent of $500/month. All of my fixed other expenses monthly equal $825.00. Thank you for any help. And please send me a message if you have any other questions or concerns.

A credit bureau reported the following information about this borrower member on March 21, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	26
Revolving Credit Balance:	$839.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 716734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716734	$20,000	$20,000	10.37%	1.00%	April 12, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716734. Member loan 716734 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,832 / month
Current employer:	Prince Contracting LLC	Debt-to-income ratio:	11.82%
Length of employment:	2 years	Location:	TAMPA, FL

Home town:
Current & past employers:	Prince Contracting LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > Hello! I'm a construction engineer who recently graduated from Purdue University. Since graduation, I've tried to get my pre and post-graduation debt under control with limited success. I'd like to use this loan to get that debt under control and allow me to start saving for the future! I make close to $60,000 a year and have already received a promotion since graduating less than two years ago.

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$650.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks	1. NET monthly income is $3200 ($800/week) 2. Expenses include: Rent & Utilities ($1000), Food ($150).. I have a company vehicle and phone so those are not items that I pay for. I am single with no children so I have no further dependent costs. 3. College loans - $10k from Sallie Mae over 120 months (approximately 20 months into repayment) and $7k from directloans over 120 months (approximately 20 months into repayment). 4. I am single and live alone so yes, I am the sole wage earner, however I am in a serious relationship and my girlfriend will be graduating from optometry school in May of 2012, so her income will be involved by the end of the repayment duration.
Hi, I'm interested in funding your loan, can you please answer some questions? 1. Amount of credit card loans and the APR. 2. Monthly expense such as car payment, utility, rent, etc. 3. Does the income provided above include a partner/spouse/fiancee income?	1. The credit cards that will be affected by this loan include one through Chase which has a balance around $12,000 and two smaller cards through Best Buy and NewEgg both under $1,000. The Chase APR is 13.24% while the other cards are currently financed for no interest (although that will soon be running out). 2. Monthly expenses include just rent, utilities and food, which is typically under $1400 all together. I do not pay for cars or phones as those are provided through work. 3. This income includes only my income. My girlfriend will be graduating soon from optometry school, but I have no included her future income.

Member Payment Dependent Notes Series 716761

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716761	$6,000	$6,000	10.37%	1.00%	April 7, 2011	April 14, 2014	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716761. Member loan 716761 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	RAYTHEON	Debt-to-income ratio:	6.58%
Length of employment:	10+ years	Location:	carson, CA

Home town:
Current & past employers:	RAYTHEON
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,179.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi I am interested in funding you loan but I have 2 questions. 1. What is your monthly rent and do you have any other monthly expenses? 2. Your loan is asking for $6000 for debt consolidation, how come you didn't ask for the full $8200 that your Revolving Credit Balance states? Thanks. Best of Luck.	My Rent is Low $ 600, actually, I will add the rest myself,to consolidate my bills Thank you,

Member Payment Dependent Notes Series 716772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716772	$14,000	$14,000	6.92%	1.00%	April 12, 2011	April 14, 2014	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716772. Member loan 716772 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Octapharma Plasma	Debt-to-income ratio:	24.32%
Length of employment:	< 1 year	Location:	CHARLOTTE, NC

Home town:
Current & past employers:	Octapharma Plasma
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > I want to eliminate my credit card debt. Having one monthly payment with one interest rate will allow me to pay this down and be free of revolving credit in 3 years.

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	81
Revolving Credit Balance:	$15,047.00	Public Records On File:	0
Revolving Line Utilization:	24.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 716783

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716783	$8,000	$8,000	15.28%	1.00%	April 8, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716783. Member loan 716783 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	newbreed	Debt-to-income ratio:	18.62%
Length of employment:	6 years	Location:	Glassboro, NJ

Home town:
Current & past employers:	newbreed
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,672.00	Public Records On File:	0
Revolving Line Utilization:	35.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 716825

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716825	$18,000	$18,000	16.77%	1.00%	April 8, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716825. Member loan 716825 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Virginia Premier Health Plan	Debt-to-income ratio:	19.55%
Length of employment:	2 years	Location:	Henrico, VA

Home town:
Current & past employers:	Virginia Premier Health Plan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > Loan is to consolidate higher rate credit card payments. All loan funding will be immediately applied to outstanding balances to reduce the debt to utilization ratio. Although rates have increased from sub 9% to 19.99% and above, no payments have ever been missed or paid late (8+ years). Borrower added on 04/02/11 > Consolidation: CC1 - Citi Card Platinum - $9700 bal - 20.99% apr - min pay $257 - act. pay $350 CC2 - Wells Fargo - $4800 bal - 14.99% apr - min pay $110 - act. pay $200 CC3 - HSBC - $3500 - 24.99% apr - min pay $75 - act pay $150

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,386.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 716830

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716830	$12,000	$12,000	11.11%	1.00%	April 11, 2011	April 14, 2016	April 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716830. Member loan 716830 was requested on March 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	IMC	Debt-to-income ratio:	9.62%
Length of employment:	9 years	Location:	Falls Church, VA

Home town:
Current & past employers:	IMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/31/11 > Im a military vet and currently have a loan with Wells Fargo at a whopping 15.9%. I got this loan a couple years ago when my credit wasnt so great. The value to loan ratio is too high at this point to refinance through conventional means, and Id rather not use a high interest card to pay that negative value off. I have a solid job at the same company (9 years), and Im interested in a getting a loan to pay of this car and save several points off what Im currently paying in interest. Much appreciated! Borrower added on 04/01/11 > Thank you to everyone funding my loan! Borrower added on 04/02/11 > I feel Im a very low risk candidate; I pay all my bills on time and my debt to income ratio is low, as well as my credit utilization. I plan on keeping this 5 year loan for its full term. With the extra money I save I plan on paying off the remainder of my credit cards. If you have any misleadinigs about funding my loan, please dont hesitate to ask me any questions! Borrower added on 04/05/11 > I just wanted to say thanks again to everyone thats contributed!

A credit bureau reported the following information about this borrower member on March 31, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,868.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	This loan will only be used to refinance my car loan. Its at 15.9%. The car value to loan ratio is too high to receive a traditional refi. The amount of the car loan is slighltly higher than this loan amount, but I'll be using some money I have saved in addition to this. I work in Human Resources handling facilities and corpporate training. Ive been at my same employer for almost 10 years.

Member Payment Dependent Notes Series 716848

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716848	$3,300	$3,300	15.65%	1.00%	April 8, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716848. Member loan 716848 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	Sears Holdings	Debt-to-income ratio:	22.96%
Length of employment:	4 years	Location:	Bellingham, WA

Home town:
Current & past employers:	Sears Holdings
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,113.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments? Will this loan pay all debt?	Rent $620 $340 for all utilities My car is paid for This will cover two of my three credit cards which are 22% APR And I have another card which I owe $1300 but has 9% APR

Member Payment Dependent Notes Series 716947

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716947	$16,000	$16,000	11.11%	1.00%	April 12, 2011	April 15, 2016	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716947. Member loan 716947 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	PDK Wheels	Debt-to-income ratio:	22.43%
Length of employment:	7 years	Location:	Kankakee, IL

Home town:
Current & past employers:	PDK Wheels
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,658.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances, APRs, and monthly payments on the cards you intend to pay off with this loan. Thanks!	This loan is to pay off two credit cards, which are mainly from our wedding a year ago. The main reason we are looking to get these two cards consolidated into one loan is to save money on the interest, have one monthly payment and have an end date on to when the loan will be paid off. Card 1: Balance = $7,000.00 APR 22.9% Minimum Payment = $185.00 Card 2: Balance = $8,275.00 APR 15.49% Minimum Payment = $166.00 Please let me know if you have any other questions.
What do you do at PDK wheels?	I am the marketing / graphic design director.
Is there some reason you have not submitted your paystubs to Lending Club so they can check off your income as %u201Cverified%u201D?	They never asked for them.
You are more likely to get fully funded quickly if you get LC to "verify" your income. Please call them and they will tell you what they need from you.	Okay, thank you.

Member Payment Dependent Notes Series 716996

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
716996	$8,500	$8,500	13.06%	1.00%	April 12, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 716996. Member loan 716996 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	ICF International	Debt-to-income ratio:	16.76%
Length of employment:	7 years	Location:	sierra Madre, CA

Home town:
Current & past employers:	ICF International
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,333.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 717069

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717069	$5,600	$5,600	11.11%	1.00%	April 6, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717069. Member loan 717069 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	lagasse/sweet	Debt-to-income ratio:	13.15%
Length of employment:	3 years	Location:	collegeville, PA

Home town:
Current & past employers:	lagasse/sweet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$596.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the Major Purchase you plan on making with this loan?	Pay for school

Member Payment Dependent Notes Series 717106

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717106	$9,950	$9,950	12.68%	1.00%	April 7, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717106. Member loan 717106 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,117 / month
Current employer:	Stanislaus County office of education	Debt-to-income ratio:	17.15%
Length of employment:	10+ years	Location:	MODESTO, CA

Home town:
Current & past employers:	Stanislaus County office of education
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > Debt consolidation loan during divorce prceedings Borrower added on 04/01/11 > Thank you Borrower added on 04/04/11 > I appreciate this very much

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,789.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Stanislaus County office of education?	I work in the Autism program as a para educator

Member Payment Dependent Notes Series 717108

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717108	$15,000	$15,000	12.68%	1.00%	April 8, 2011	April 15, 2016	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717108. Member loan 717108 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,375 / month
Current employer:	Research To Practice	Debt-to-income ratio:	9.29%
Length of employment:	7 years	Location:	Miami Shores, FL

Home town:
Current & past employers:	Research To Practice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > Hello Lending Club. I am a Director at a cancer research company in Florida. I would like this loan to put all my debt into one loan and one monthly payment. If this loan is funded it will be the only bill I have to pay each month besides utilities, rent, and food (my 2006 Scion XB is paid off and has another 2 years on its extended warranty.. My Net Income/Take Home is $4880.00 Rent $1750.00 Electric $200.00 Cable/Internet/Phone $180.00 Car Insurance $110.00 Food/Clothing $900.00 Gas $200.00 Credit card and loan payments $700.00 (This will be eliminated by the loan.) The debt I incurred was due to a large amount of dental work I had to have done and helping my father financially through his bought of cancer. He helped me through college and cosigned for my first loan so I felt obligated to help him out and to see he had the best care. If you have any questions please feel free to post them. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,537.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month"). To make it much easier, you can go to https://www.readyforzero.com/snapshot (approved by Lending Club) to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature. Then you can paste the provided URL in your answer to this question. Thanks.	https://www.readyforzero.com/snapshot/8c75c86d8c22454c One card that's shows up in the total amount but not individually is my Rooms to Go GE Moneybank card. GE just bought it from Citibank. There is a 200.00 balance on the card and will also be paid off. Thank you for looking.
I was asked by a lender if I could post this, not a problem. https://www.readyforzero.com/snapshot/8c75c86d8c22454c	.
For EACH debt you plan to pay off with this loan, please provide [in following format] the Lender, Amount, RATE, MinMoPaymt for that loan [eg, Chase, 5500, 9.99%, 75]. Do not omit the RATE. If this is a %u201Cconsolidation%u201D LC loan, the total should add up to nearly the LC amount you are requesting so, if it doesn%u2019t, please explain the difference. Tx.	https://www.readyforzero.com/snapshot/8c75c86d8c22454c
What are the rates and balances on the debt you are paying off? Thanks!	https://www.readyforzero.com/snapshot/8c75c86d8c22454c
Since this is a debt consolidation loan, for each debt you currently have please list the amount you owe, the interest rate, and the amount you pay monthly. Also, indicate which debts you will and which debts you will not be consolidating using this loan.	https://www.readyforzero.com/snapshot/8c75c86d8c22454c

Member Payment Dependent Notes Series 717148

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717148	$11,500	$11,500	11.11%	1.00%	April 7, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717148. Member loan 717148 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Proluminna	Debt-to-income ratio:	29.07%
Length of employment:	3 years	Location:	NORTH BEND, WA

Home town:
Current & past employers:	Proluminna
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > I am looking to pay off these cards once and for all. This loan will put all of them in one easy payment, which I can easily afford. My wife is an attorney and has a decent income but I pay these cards on my own, since I brought these into the marriage, I want to pay them off myself. You can tell from my credit report that I have a history of paying my bills. Thank you for your consideration,

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	41
Revolving Credit Balance:	$1,696.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Proluminna and what do you do there?	Prolumuna is a Litigation Support Company we help Lawyer's prepare for trial. We offer many different services such as focus groups and mock trials. I am a Production Manager/Account Executive. I have been in the legal industry for over 20 years. Thank you for the question.

Member Payment Dependent Notes Series 717167

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717167	$8,000	$8,000	10.00%	1.00%	April 8, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717167. Member loan 717167 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Laser spine institute	Debt-to-income ratio:	16.40%
Length of employment:	2 years	Location:	gilbert, AZ

Home town:
Current & past employers:	Laser spine institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > i have a good and stable job as an xray and mri technologist at a spine institute. I pay my bills off on time and i plan to pay this loan off well before the 3 years is up. I was looking for a loan with a low interest rate to pay off some credit card debt.

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,587.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Laser spine institute?	Type your answer here. I am a mri and xray technologist.
X-Ray Tech, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. I live with my gf and we split all the bills in half. my monthly gross is about 3,800.

Member Payment Dependent Notes Series 717212

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717212	$5,125	$5,125	10.74%	1.00%	April 6, 2011	April 15, 2016	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717212. Member loan 717212 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,575 / month
Current employer:	casey's general store	Debt-to-income ratio:	25.90%
Length of employment:	9 years	Location:	concordia, KS

Home town:
Current & past employers:	casey's general store
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,207.00	Public Records On File:	0
Revolving Line Utilization:	43.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 717219

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717219	$6,000	$6,000	9.63%	1.00%	April 6, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717219. Member loan 717219 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,969 / month
Current employer:	n/a	Debt-to-income ratio:	1.27%
Length of employment:	n/a	Location:	Chicago, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > Hello I am a doctorate student in engineering, graduating this month. I already have a job offer. I will have to move to Santa Clara, CA for the same soon. I am applying for this loan to cover my relocation expenses. I have managed my credit perfectly so far. I have made 100% timely payments on all credit cards and other credit accounts (insurance, utilities). However, being a student, it is hard to save a lot. Moreover, the area I am moving to is quite expensive in terms of living expenses. This loan amount is important for me to cover the expenses initially (moving & shipping, rental cars, renting apartment which includes 1.5-2 months’ rent equivalent of deposit on top of first month’s rent, furnishing etc.). My salary would be more than enough to cover the expenses thereafter. I have always been very cautious about handling money and I assure that this loan is not going to be any exception. Hope this proves to be a good investing opportunity for you. Please feel free to ask any questions you might have. Thanks

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$973.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Dear Borrower, I move almost every year since college for many years and I've kept my living expense close to what I spent in college - my savings grew like wild fire. Borrowing $8,000 right out of college is a very dangerous move and put you into the debt prison right away. Your debt will now dictate and limit your future options. My recommendation is to sell everything you have and travel with only what you can fit into your car. With the money you didn't borrow, you can save it, travel, or do as you please. But now you have options instead of debt. It's what you've set out to do, but think about it for a little while. Sincerely, Buffet Fan	Dear BuffetFan, Thanks for your comments. I understand what you mean. However, I assure you that this loan is not really taking me into a debt prison. 1> I am not going to skyrocket my living expense after I start working. There are several initial costs involved which is unavoidable. A major component is renting an apartment on my own which, including deposits, is several thousand dollars itself. I have checked the rents in that area and I am talking about modest apartments, nothing exhorbitant. 2> Secondly, I am confident that with my salary I will be able to comfortably handle this loan payment. You also mentioned that "my savings grew like wild fire". I guess that happened because one earns a lot more while working full-time compared to being a student. This debt is a one-time thing. I need this only for a limited time during my student-fulltime job transition and I can easily repay it back. My employer will even give a relocation bonus (with my first/second pay slip) to partly cover this amount. I am already selling most of the stuff and traveling light, as you suggested. I am trying my best to minimize my expenses. I have applied for the loan after much deliberation. I hope that addresses your concern. Please let me know if you want to know anything more.
Your situation is similar to one I was in many years ago. After moving from one part of the country to another part, I learned (the hard way) how different the cost of living is in different locations. Although my salary in the new location was about 3 times as much as in the previous one, my standard of living was necessarily lower in the new location due to the difference in cost of living/taxes/insurance/etc. It was a shocking and difficult lesson, and one I wish nobody else had to learn by experiencing it. Nowadays there are financial management tools such as mint.com and yodlee.com available (free) online, which you may find useful. In your situation, as part of preparing for your relocation, I suggest you use one of those tools, and plug in the numbers for the new location - find out roughly what your taxes, insurance, utilities, rent, etc. will be in the new location. Then find out what the *extra* expenses might be. (There will be extra unanticipated expenses). Then look at each of the future expenses and find out what you can do to reduce them. I am not familiar with the rental situation in CA, however being a landlord in a different state I can tell you that given the current condition of the economy, it is difficult for landlords in most states to keep their properties rented with good tenants. Landlords reduce rent and/or allow deposits to be paid over a few months rather than all upfront, for good tenants. Be a good tenant. A landlord will work with you if you work with them. I know you came here for a loan and not for longwinded lectures - no reply is required, I only suggest that you think about what has been said, and I do wish you the best of luck.	Dear CriticalMiss, Thanks for the comments. They are really helpful. I have used some online research and talked to a couple of people who moved to that area about an year back to estimate the costs. And I am thinking of other expenses too which may be relevant for me including the 'unexpected' factors.I will check out the tools you suggested. Again, thanks for the comments.

Member Payment Dependent Notes Series 717227

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717227	$6,000	$6,000	7.66%	1.00%	April 11, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717227. Member loan 717227 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,357 / month
Current employer:	Doctor Tile Flooring INC	Debt-to-income ratio:	13.83%
Length of employment:	8 years	Location:	Saxonburg, PA

Home town:
Current & past employers:	Doctor Tile Flooring INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > I am planning on using my loan to buy a 1995 Stingray 658ZP. I have had loans in the past that i have payed in full and a auto loan that i currently have which is almost payed in full and i haven't missed a payment.

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,815.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 717243

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717243	$20,000	$20,000	19.36%	1.00%	April 7, 2011	April 16, 2016	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717243. Member loan 717243 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	MHA of Dutchess County	Debt-to-income ratio:	8.72%
Length of employment:	9 years	Location:	Hyde Park, NY

Home town:
Current & past employers:	MHA of Dutchess County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/02/11 > At the current time I have one credit card with a 4,500 balance. I did my taxes on my own for the last few years and now owe. owe 1,500 from last yr, which I just got notice from and I need to pay 2,800 for 2010. I have one loan from my local credit union with a 11,500 balance. I would like to combine the three. I pay 400 month on the loan and about 400 a month on the credit card with no end in sight on that one. This would allow me one payment equalling about 500 less than I pay now. Ultimate goal is to be debt free and the quicker I pay this loan off the better. I did not include my wife as a co-signer but she also makes 78,000 yr and our relationship is strong. Borrower added on 04/02/11 > All balances I have will be paid by this loan and I will have one payment with no problem paying. I will close the credit card and payoff the loan with my bank. I will not be drawing on any other credit sources. Borrower added on 04/04/11 > My wife and I have a combined 2010 taxable income of 166,000. I will not default on this loan. Borrower added on 04/07/11 > This is new to me and I find it fascinating. Thank you to everyone who are investing. You made a safe investment and I appreciate it so much.

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	22
Revolving Credit Balance:	$4,690.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Adult Services Director, Welcome to Lending CluB. I'm interested to help finance your loan. My four questions are: QUESTION ONE: Does your Gross $ Monthly income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) QUESTION FOUR: Provide brief description employer MHA Of Duchess County? Best wishes loan quickly funds. Lender 505570 U S Marine Corps Retired Va Bch VA	In 2010 my annual household taxable income was 166,000. I make 79,000 at my primary job at MHA. I also work at a local hospital per diem and make 12,000 to 15,000 a year. My wife works at a local college. She has been there 22 yrs and makes 79,000 as well. Our jobs are very stable. I was hoping to get fully funded and expect to pay 600 to 650 a month. I should be able to pay it off in 3 to 4 yrs. In better understanding how this works I would accept partial funding but obviously would prefer one payment as consolidation. I could definately pay it off quicker if I am not still paying on one of the debts I could not consolidate Because I was not fully funded. My employer is a large not for profit. It is Mental Health America of Dutchess County and I am the Director of Adult Services. I oversee three of the five programs in the agency. I have a stable job and am one of the primary leaders in the organization. My wife works for Mount Saint Mary College as the Director of Housing and Operations. This wasn't one of the questions but I know I can pay this off fairly quickly as our income will allow it. Consolidating the three debts I have will finally position me to be debt free. I am highly motivated to get there as quick as possible.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We owe 224,000 right now and the home would sell for 245,000 right now.
Received reply, Thanks. Loan's 60-months minimum payment $522.79 per month; but you intend paying more $ per month to pay off loan quicker. Answer to your question: After loan funds, contact Lending Club Member Support Department (suppoert@LendingClub.com). Tell MSD total $ amount per month you prefer to pay via Direct Debit ACH, i.e., $650, $700, $750, $800 etc. MSD will establish preferred $ amount per month as loan's scheduled payment. Caveat: After MSD establishes higher $ amount per month as loan's scheduled payment at later point in time MSD will NOT honor borrower requests to lower $ monthly payment amount to original $522.79. Summary: After higher $ amount per month payment administratively established, it remains at that $ amount until loan is satisified. (FYI: I've been there; done that. My 3-years duration water heater loan will be paid off exactly in 1-year.) Over and out. Lender 505570 U S Marine Corps Retired	I assume I can keep it at $522.79 but send 600 or 650 or 550 each month is that right? I like to pay through my online banking and if I can float 700 one month I will, if it has to be 550 one month I want to send that. It will never obviously be less than the payment but sometimes more. I would like to be able to make that choice monthly depending on how the month looks and if I have done more hours on my per diem extra job. Does that make sense or are there restrictions. If I must have a specific amount deducted automatically can I make exra principal payments as I see fit?
Please list all of your debts one by one, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month"). To make it much easier, you can go to https://www.readyforzero.com/snapshot (approved by Lending Club) to create a verified report of your credit cards that does not include your name or personal information, by enabling the "Public Snapshot" feature. Then you can paste the provided URL in your answer to this question. Thanks.	Credit Card 1 4,500 Personal loan at bank 11,500 Just got letter from IRS that I missed something on my taxes in 2009 and I owe 1,500 (first time I did my own taxes) Will owe 19,00 Federal this year and 900 state this year. The above statements will be paid in full with this loan. Acct at bank will be closed and the credit card will be closed. Above that I have a car loan 398 month ATT bill car insurance mobil bill I pay a mortgage with taxes and insurance 2,200 month My wifes income not listed for the loan helps pay everything in the house and she make 79,000 yr. I will not default on this loan. It is quite manageable.
Received reply. You asked excellent questions. I cannot answer them because not my area of expertise; I participate in loans by lending $ to selected borrowers. Contact MSD via email or TF 866-754-4094; they will provide definitive answers. I'll provide this info available from website's HELP button, FAQ'S; Borrower Section; Management imposes $15 processing fee IF any payment made by old fashioned paper check. You definitley should avoid sending paper check payments because $15 "penalty" per paper check they process over time can becoem expensive. Over and out. Lender 50570 U S Marine Corps Retired	Thank you for the information. I did talk to Jason at Lending Club and all my questions were answered. This is a greeat way to invest and once I am paid off I will definately be looking to invest in this manner. I hope you have faith in my ability to pay, I will not default and perhaps we will be investing together someday in the future.
What interest rate are you being charged on (a) your credit-card debt and (b) your credit-union loan?	24% on my credit card and 19% on the credit union acct.
Hi, I am interested in helping to fund your loan but have a couple of questions first: 1) What is your NET monthly income (please list yours and your wife's separately)? 2) Please detail your monthly expenses, including rough averages for groceries, utilities, gas, car payments, mortgage, miscellaneous expenses, etc. 3) You had a delinquency 22 months ago, based on whats reported here. Can you provide some background on this delinquency and how we can be assured this will not occur with this loan? Thank you, and good luck!	Net monthly income is 4,800 at primary job, 1,100 at per diem job and my wife is 4,700. expenses are cell phone 220, groceries 400, gas 350 and rising as the gas prices go, car payments for my wife and I are two at 400 each, mortgage 2200 I am working with the credit bureau and Capital One to remedy this delinquency. That acct was settled in full and my credit report should indicate that. I settled a credit card a few years back and in order to do that there was some miscommunication about whether I needed to be delinquent in order for them to settle. I don't know if that answers the question. I had gotten onto debt over the course of 20 yrs, possibly living a little above my means. I woke up and realized I needed to do somehting about that and I settled the credit cards. The plan I have now in consolodating this debt will bring me debt free in 4-5 yrs. I am highly motivated to be debt free and I will not default on this loan. I can assure any invester that before I were to be delinqueny I would go to my bank and refinance. I will not let those that trusted me and invested in me down. This is a nw process for me and to be honest I love the way this works and I think this is a great way to invest so my goal would be to pay this off as soon as possible and possibly invest like you are in others.
Thank you for your quick response. I will be helping to fund your loan today. Please do not let us down and good luck!	I wont and thank you.
What's the delinquency from 22 months ago? thanks.	I am dealing with an error on my credit report related to a capital one acct. I was settling the acct and I was instructed to not pay for a few months or they would not settle.

Member Payment Dependent Notes Series 717260

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717260	$16,700	$16,700	15.65%	1.00%	April 12, 2011	April 17, 2016	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717260. Member loan 717260 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Citi Private Bank	Debt-to-income ratio:	20.18%
Length of employment:	4 years	Location:	GLEN ELLYN, IL

Home town:
Current & past employers:	Citi Private Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > I made some mistakes while I was younger and would like to correct them by doing the right thing. Currently the interest rate on my credit cards makes it hard for me to gain any ground. I plan on using the loan to pay off the cards and CLOSE the accounts. I have never been late on any of my payments and always pay above the minimum payment. I have already paid off three accounts and would like to consolodate the remaining amounts at a lower rate. I can afford to pay above what the club is asking me to pay on a monthly basis and plan to do so. I have been at my job for almot four years and don't see it going anywhere soon. Despite the economy we have been hiring. I am determined to pay off this loan ahead of schedule and am asking for the help to do so.

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,091.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Before I think of adding any of my funds to your loan, I need to ask a few questions. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	CC#1 = $488.66 @ 29.99% -35mo CC#2= $5752.39 @ 17%- $85mo CC#3= $1520.65@ 17%- $35mo CC#4= $8972.28 @ 29.99%- $118mo I placed the min monthly payment above but I always pay above. The only other debts I have are student loans and the rate fluctuates between 5-5.7% by year. I believe I am down to $23,000 from $30,000 on those and I pay about $450 mo. I plan on paying around $600 a month towards the loan so that places me at paying off the loan around three years give or take. I most definitely plan on closing all of my credit cards immediatly and already have a budget in place to keep me within my means. Thank you for taking interest in my situation.
Is there some reason you have not submitted your paystubs to Lending Club so they can check off your income as %u201Cverified%u201D?	Yes, According to their FAQ's "Unless the Lending Club credit team has contacted you directly to request additional documentation to verify your income, you do not need to submit any other information. If your loan listing is under review and the Lending Club credit team has requested additional information such as proof of income, please follow the instructions in their email or phone request to append such information to your loan application." I have not yet received such e-mail or phone call. Once they do I have no problems sending them over.

Member Payment Dependent Notes Series 717334

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717334	$5,000	$5,000	10.00%	1.00%	April 6, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717334. Member loan 717334 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Recording for the Blind & Dyslexic	Debt-to-income ratio:	17.41%
Length of employment:	10+ years	Location:	Plainsboro, NJ

Home town:
Current & past employers:	Recording for the Blind & Dyslexic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	57
Revolving Credit Balance:	$13,366.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 717347

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717347	$2,800	$2,800	10.37%	1.00%	April 6, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717347. Member loan 717347 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	Sargent Manufacturing Co.	Debt-to-income ratio:	10.04%
Length of employment:	1 year	Location:	Milford, CT

Home town:
Current & past employers:	Sargent Manufacturing Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I want to partially fund a vehicle. I am a design engineer, working at my company for over a year. I make $62,500 a year.

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,088.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 717358

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717358	$10,800	$10,800	16.02%	1.00%	April 7, 2011	April 15, 2016	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717358. Member loan 717358 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Siena Healthcare	Debt-to-income ratio:	12.48%
Length of employment:	3 years	Location:	Antelope, CA

Home town:
Current & past employers:	Siena Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > My sister and I are purchasing a modular home in a very nice park. It will be are primary residence and we will not be paying rent to anyone. She will be paying on this loan with me. I make $4000 a month, have a truck payment and no other bills except phone, tv, cable and we share these as well. I'm 55 and she's 54. I am a nurse and she is in elder care and makes as much as I do.

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	55
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Nurse, Welcome! I'm interested to help finance your loan. My FOUR questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($12 - $14K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) QUESTION FOUR: What type "Nurse" are you: RN? LPN? Med Ass't? etc. Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here. My income per month is 4,000 gross. Combined household income is 6,000. There are no spouses, we are sisters. I hope to pay off in 3 yrs. I choose five in order to allow for anything unexpected. I need 90-100% of loan or I would have appled for more. I am a LVN for 3 yrs at Kindred Siena Care. I make 25.45 an hour. I'm full time employeed.
Investors will be more confident about funding your loan if your (1) income was verifed and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite completion of both.	Type your answer here. I will call on Monday
How soon do you anticipate moving to your new home? Have you provided Lending Club with the new address and related contact information? (Not asking you to provide it here, only asking if you have provided it directly to Lending Club)	Type your answer here. I will move as soon as I recieve funds. This is an outright sale due to the death of the owner and is being soled by the son. I will provide the address when asked.
why was your first credit line in 2001? you didn't get a credit card til you were 45?	Type your answer here. I saved and paid cash. I didn't need a line of credit. The only major purchases that I had were auto and home. I, also, take advantage of zero interest, if paid off in x number of months, for larger purchases like lasik eye surgery. I opened a credit card to help establish credit. I currently have 0 balance on any card.

Member Payment Dependent Notes Series 717383

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717383	$12,000	$12,000	5.79%	1.00%	April 12, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717383. Member loan 717383 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,106 / month
Current employer:	Time Warner Cable	Debt-to-income ratio:	7.50%
Length of employment:	10+ years	Location:	new york, NY

Home town:
Current & past employers:	Time Warner Cable
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > I'm looking to consolidate all my credit card bills into one payment with a low interest. I have an excellent credit history and could easily make monthly payments of $500.00 or more. The sooner I could get the entire loan approved the better.

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	7
Revolving Credit Balance:	$17,674.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 717430

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717430	$11,000	$11,000	13.06%	1.00%	April 6, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717430. Member loan 717430 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Compass Group	Debt-to-income ratio:	22.42%
Length of employment:	< 1 year	Location:	CHARLOTTE, NC

Home town:
Current & past employers:	Compass Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,314.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 717495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717495	$21,000	$21,000	21.22%	1.00%	April 6, 2011	April 15, 2016	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717495. Member loan 717495 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,083 / month
Current employer:	U. S. Army	Debt-to-income ratio:	22.23%
Length of employment:	10+ years	Location:	Ashburn, VA

Home town:
Current & past employers:	U. S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 03/16/11 > My wife Risa passed away suddenly the end lof Oct last year. I have been left with a stack of bills to clear that were associated with her doctor bills and closing our her business,. I need some cash to make the house right and move the family somewhere less expensive to lieve, Help an old leatherneck make good on a promise to his one and only, Borrower added on 03/16/11 > I lost my bride in Oct of 2010. Since that date I have been inundated witih issues that requrement funding to close out, to inlcude the const of her funeral. I am in dire straights to get the house sold and movwe into more affordable housing, Borrower added on 03/28/11 > I want to thank all that have invested, and, your patience in allowing me to answer your questions. This is a great club and effort...thank you all again. Borrower added on 04/02/11 > This is a re-listed request. I did not see that the loan amount offer had been reduced and therefor when I saw the loan was fufilled at 100%, I got a rejection notice of rejected counter offer, which I did not see I had to accept. Therefore, this loan was fully invested once already, 2 days before the close date. Hope all can search and invest again!! Tks, Borrower added on 04/04/11 > Thank you all, new and old investors, in helping me get through this...my appreciation cannot convey my feelings for your support!

A credit bureau reported the following information about this borrower member on March 16, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	32
Revolving Credit Balance:	$28,320.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
DoA Civilian GS-15 and Retired USMC Major, Welcome back! This listing your loan came out of starting gate in great fashion w/Gross Income Per Month already verified. I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION TWO: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are a minimum 80 percent funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($17 - $19K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Yes, somehow I did not see the counter offer, so this is re-listed with all the same info. Understand the curve, learning gracefully! Always planned to pay this off a lot earlier due to the higher interest rate.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	420,000 bal on mortgage, current value is aroun 435,000
Thank you for your loan description and I'm sorry to hear of your loss. -In regards paying off this loan early, how many months would you be planning to keep this loan for in your estimation? Your pay is excellent, so I hope you can recover soon. -Besides your mortgage and current credit card debt, what would your other monthly obligations look like? Thanks!	I have two kids in college and their expenses. One graduates this year but the other just started, so they are the bulk of support going out. Hope to double time these payments later this year, it is a somewhat high interest so want to pay this off earlier.
Happy to invest in your loan. please keep in mind it's everyday people looking to help you for a return. And if you default, we dont get bailed out like a big bank corrupt system. Please just keep that in mind. I hope everything works out great for you and your loan! Thank you!	I am glad this site is here, and I hear you loud and clear! I have never defaulted on any loan, ever.
Could you give the loan ID# of the previous application that ended up being canceled, just so that we can see the information there, including any questions answered and the fact that it was canceled. Thanks.	I don't have that info, it was eliminated when they re-listed the loan. The cancellation was due to my not understanding the role of accepting a counter offer than the original request. the statements, etc., I have made with that loan are carried over here. Maybe the support staff through your end as an investor can help? I am glad to answer any of your questions.
Sorry for your loss. Thank you for your service to our Country. I'm proud to help fund your loan.	Thank you for your support!
I'm sorry for your loss. As a current active duty Marine, I am proud to help fund another Marine brother!	Thank you my friend...it sticks with you every day...

Member Payment Dependent Notes Series 717509

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717509	$11,000	$11,000	12.68%	1.00%	April 11, 2011	April 15, 2016	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717509. Member loan 717509 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Texas Comptroller of Public Accounts	Debt-to-income ratio:	11.85%
Length of employment:	4 years	Location:	Hutto, TX

Home town:
Current & past employers:	Texas Comptroller of Public Accounts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > Thank you fore reviewing my loan application. I have good credit and have been employed with the State of Texas for 7 and 1/2 years

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,317.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Tech Writer, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($9K - $10K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender 505570 U S Marine Corps Retired Va Bch VA	1. No I am single - $40,000 annually 2. 3-5 years 3. Yes Thank you
What do you do for the Texas Comptroller of Public Accounts?	I work in the Support Services Division. We support all of the divisions of the Agency. Thanks,
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. I do.. I owe about $103,000. My monthly payment is $912.68 2. Yes 3. No. 4. $108,100 5. 10 years Thank you
Since this is a debt consolidation loan, for each debt you currently have please list the amount you owe, the interest rate, and the amount you pay monthly. Also, indicate which debts you will and which debts you will not be consolidating using this loan. Please verify your income with LC.	1. Home Loan - $103,000 - $ 915 2. Master Card - $9,900 - $100 This loan will be for the credit card.. Thanks

Member Payment Dependent Notes Series 717513

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717513	$9,750	$9,750	14.54%	1.00%	April 6, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717513. Member loan 717513 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	Cleveland Sight Center	Debt-to-income ratio:	23.69%
Length of employment:	1 year	Location:	Lorain, OH

Home town:
Current & past employers:	Cleveland Sight Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > We want to pay off our debt so we can buy our first home Borrower added on 04/03/11 > We (my wife and I) are planning to pay off our credit cards (2 of them) that have a higher intrest rate. This is the first time we have consalidated any debt and feel this is the best way to pay the debt off the fastest. Once we have a set payment we can focus on saving for our down payment! Thanks

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,102.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cleveland Sight Center and where did you work prior to that?	I hold a year round position as camp manager. In the summer I run a camp for children with visual impairments. In the off season, I manage the budget, develop summer programming and manage outside use of the camp facilities. I manage a staff of about 25 employees.

Member Payment Dependent Notes Series 717532

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717532	$5,500	$5,500	14.91%	1.00%	April 8, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717532. Member loan 717532 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	5.57%
Length of employment:	10+ years	Location:	bremen, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I just want finish completing my basement. Borrower added on 04/04/11 > Disregard the title I put on this loan. I didn't know how this site worked and I just put something. If I knew how to change it to basement, I would.

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	44
Revolving Credit Balance:	$25,611.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of the income that you will use to repay this loan?	My company. International Equipment inc.

Member Payment Dependent Notes Series 717560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717560	$12,000	$12,000	11.11%	1.00%	April 8, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717560. Member loan 717560 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	The Cosmopolitan	Debt-to-income ratio:	16.14%
Length of employment:	< 1 year	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	The Cosmopolitan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > My wife and I are in the process of finishing our backyard and need the funds to complete the project. We should be able to pay off the loan in 18-24 months. She has been with her company for 12+ years and makes a salary of $73,000 + bonus. She works for a credit card company and we both take our credit and debt obligations very seriously.

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	12
Revolving Credit Balance:	$12,175.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 717580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717580	$5,000	$5,000	7.29%	1.00%	April 8, 2011	April 16, 2016	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717580. Member loan 717580 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Power Toyota	Debt-to-income ratio:	10.44%
Length of employment:	7 years	Location:	San Tan Valley, AZ

Home town:
Current & past employers:	Power Toyota
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/02/11 > Using the loan to purchase a collectible motorcycle. Borrower added on 04/02/11 > After doing research on your home page, I can also do a 36 month loan, instead of 60 months. Borrower added on 04/04/11 > Emailed the 2010 W2's as requested. Pay stubs will be sent tomorrow evening. Borrower added on 04/04/11 > Been at the same job for almost 4 years, been in the same line of work for the past 23 years. Borrower added on 04/05/11 > Emailed the pay stubs as requested 4-5-2011 Verified bank account, as well.

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,847.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Are you planning to pay the loan off before the 60 months?	Most of my vehicle loans run full term. This one will most likely go the full 60 months.

Member Payment Dependent Notes Series 717598

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717598	$5,000	$5,000	17.51%	1.00%	April 6, 2011	April 15, 2014	April 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717598. Member loan 717598 was requested on April 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	KWA	Debt-to-income ratio:	2.96%
Length of employment:	1 year	Location:	PASADENA, CA

Home town:
Current & past employers:	KWA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/01/11 > I can pay more then amount per month correct? Borrower added on 04/01/11 > if i pay more then amount per month is there a penalty? also would the interest rate be much less if i pay it off faster? Borrower added on 04/01/11 > I plan on using the funds to pay for my car. I know i did not select that on the loan, but I really want to get this done on my own even though my savings is also connect to my mothers account. My car is getting old but it is my first and it has a lot of meaning to it. When people say that memories are worth their weight in gold it is true. I am a dependable person and my friends and family can agree with me. I do a lot of different projects on the side as far as charitable acts and this is an investment to benefit those places like the American Tank Museum. I can drive there and not worry that my car will die half way there. My job is a very stable job if anything during these hard times i can say that our sales have almost doubled over the span of a year. I also do a lot of work on the side and i know that i can pay off the loan in half the time. If not sooner than that. If this loan goes through I will be paying off quite quickly even before the 3 year mark.

A credit bureau reported the following information about this borrower member on April 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,757.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is KWA and what do you do there?	It is an major airsoft company or what most people would commonly know it as bb guns or air soft but I am a technician there it is rewarding but I am working on a degree for mechanical engineering.
Are you working full time and going to school part time, or working part time and going to school full time? How are you paying for college? Loans, paychecks, etc? Thank you very much.	Well to anwser your question I work full time and I go to school full time I am taking 12 units right now. I mean my parents are helping me pay for college but the car is my problem so I mean it does not help my car is having issues

Member Payment Dependent Notes Series 717600

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717600	$15,000	$15,000	12.68%	1.00%	April 11, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717600. Member loan 717600 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	KCBS/KCAL-TV	Debt-to-income ratio:	14.92%
Length of employment:	10+ years	Location:	Winnetka, CA

Home town:
Current & past employers:	KCBS/KCAL-TV
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > I am looking forward to paying this off! This will be my last credit card debt. After this all the only debt I have left is my mortgage!

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	8.58%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why does your last revovling credit debt not appear on your credit report?	Type your answer here. Not sure. Will contact the credit reporting agencies to find out.
Explain the delinquency in the past 11 months. What is being done different to avoid having more delinquencies?	Type your answer here. My Mom went into a nursing home and my sisters and I had to pay the bill until she sold her condo to cover the costs. That is taken care of now. I no longer have that expense.
What do you do in your job at KCBS/KCAL-TV?	Type your answer here. I do audio for the local newscasts.

Member Payment Dependent Notes Series 717638

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717638	$4,000	$4,000	16.77%	1.00%	April 8, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717638. Member loan 717638 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,475 / month
Current employer:	KBR	Debt-to-income ratio:	0.93%
Length of employment:	4 years	Location:	Salem, MO

Home town:
Current & past employers:	KBR
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	55
Revolving Credit Balance:	$1,992.00	Public Records On File:	0
Revolving Line Utilization:	86.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the exact purpose of this loan? How quickly do you anticipate paying it off? What do you do at KBR and what is the value of your home / mortgage? Can you please go into some detail about the delinquency ~5 years ago? Thank you very much!	What is the exact purpose of this loan? There are 4 purposes to this loan: 1. For payment of $975.00 to Law Offices of Eric T. Dean Jr. so he can proceed with the application process of acquiring a K-1 visa (fianc??e visa) so we can get married in April 2012. 2. I am planning a vacation for her and I to go on and we will have 10k saved just to use for this vacation. We will be traveling from the Philippines to the US so she can meet my family. I want to assure that I have enough in the bank to cover any unexpected occurrences that might happen. 3. I would like to pay off a credit card that I have with an outrageous APR. 4. I just paid off 4 student loans and I am trying to build my credit. With those 4 loans off my credit report I am not able to continue with my credit repair. How quickly do you anticipate paying it off? I can have this paid off in as little as 20 months. I would like to have low monthly payments so I can keep it on my credit report and continue to improve my credit score. What do you do at KBR? I am a Crane Operator in KBR working with the military in Iraq. Providing assistance and support with day to day base operations. What is the value of your home / mortgage? I do not pay on a home. I support my mother by sending her $300.00 every month to assist with her house payment. Can you please go into some detail about the delinquency ~5 years ago? I was in possession of a Chevy truck that I could not afford after I finished my term in the USMC. I made arrangement with the company to pick up the truck as repossession. I was still not able to make the monthly payments. When I was able to get back onto my feet I contacted the lender and continued to make payments until paid off.
KBR Crane Operator, Welcome to Lending Club! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: DEscription/Purpose for futire vacation in 7,107 islands "Pearl of Asia" Philippines? (Visit relatives? Impending marriage? Home purchase? Or exactly what?) Best wishes loan quickly funds. Lender 505570 U S Marine Corps Retired Va Bch VA	Retired Marine, Thank you for your interest on my loan, here are the answers to your 3 questions: ANSWER ONE: No, my annual income is 77,705.40 ANSWER TWO: Full term of 3 years. (I believe it is a better way to build my credit) ANSWER THREE: We are not going to vacation in the Philippines (She lives there) . We are going from the Philippines to the United States to visit my family/friends in August (pending her visitor visa application) before we get married. Oooh-Rah!!!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thank you for your interest and I would be pleased to answer your questions. I do not have a mortgage or rent payment. I am starting my 5th year in Iraq and all my houseing is provided by the US Government.
What is your employment outlook once US forces leave Iraq?	For me to talk about when the US forces depart Iraq could be an (OPSEC) Operational Security violation, and I would rather not get into that. In regards to my next employer I am currently having dialog with Raytheon. I have completed all requirements for Raytheon except my medical/dental check (No issues with passing). When I travel home in a couple months this will be completed and submitted. I have a start date of October this year as a Mobile Crane Operator in Antarctica for the aforementioned company. On April 1st USMI contacted me for an interview that was conducted at 15:15 hours for the position of Equipment Foreman. USMI is a DoS/DoD Contractor, with a very promising future. In conclusion of my outlook for employment is extremely positive.

Member Payment Dependent Notes Series 717657

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717657	$5,600	$5,600	10.74%	1.00%	April 6, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717657. Member loan 717657 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Heyward allen motor company	Debt-to-income ratio:	11.56%
Length of employment:	< 1 year	Location:	lawrenceville, GA

Home town:
Current & past employers:	Heyward allen motor company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,280.00	Public Records On File:	1
Revolving Line Utilization:	79.80%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 717661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717661	$8,000	$8,000	13.80%	1.00%	April 6, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717661. Member loan 717661 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Sims Crane	Debt-to-income ratio:	12.31%
Length of employment:	4 years	Location:	Weeki Wachee, FL

Home town:
Current & past employers:	Sims Crane
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > This loan will be used consolidate exisiting debit at a lower interest rate, but more importantly, a fixed payment that contains an end date instead of revolving. This allows more effective budgeting and having a stable employment history accomplishes this goal. I have good credit and pay my creditors on time which is very important to me. Borrower added on 04/04/11 > I am using this loan to reduce interest rates on debt consolidation. I have stable and steady employment. Paying my bills on time is very important to me as well as my credit. I stumbled across this website and found it to be an innovatitve idea to lending solutions. I do appreciate your confidence in investing in my financial goals.

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,329.00	Public Records On File:	1
Revolving Line Utilization:	51.20%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 717675

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717675	$15,000	$15,000	11.11%	1.00%	April 6, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717675. Member loan 717675 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	American Express	Debt-to-income ratio:	17.91%
Length of employment:	10+ years	Location:	South Jordan, UT

Home town:
Current & past employers:	American Express
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,263.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks	My NET monthly Income after taxes and 401k is ~$5,400.00. I also have rental income of $1100.00. Expenses: Mortgage - $1267 Housing Expenses - Utilities, HOA, Maintenence - $400 Transportation - Car, Gas - $500 Food (Groceries/Dining out) - $600 Personal Care (Hair, Clothing, Pharmacy) - $500 Debt - $1,100 Children (school, childcare, activities) -$450 Misc - $400 I am not the sole wage earner - though these are the expenses I am responsible for and my mtg/debt is not shared.
3.Please list your loan amounts & interest rates that you will be paying off with thsi loan. Thanks.	The following is a break down of debt and what will be paid with this loan: I am focusing on paying off the highest interest on credit cards where rates changed. Credit Card ??? 1. DISC -subbal 5,795 16.5 (APR) payoff w/ loan -subbal 4,500 12 (APR) not pd w/ loan -subbal 3,715 20.99 (APR) payoff w/ loan 2.Chase -subal 11,718 14.42 (APR) not paid w/ loan -subbal 1748 19.24 (APR) pay off w/ loan 3.Citi 5,122 7.7 (APR) not paid w/ loan 4. Nord 2,546 15(APR) payofff w/ loan 5.TJX 3,592 12.23 (APR) not paid w/ loan The actual $ paid may have changed as I am currently in process of paying my monthly bills. any remining funds from the loan would go against debt #2. Hope that helps to clarify around the plan, once that is complete I will be closing all of the highest rate cards, paying down the remainder of the balances and keeping only the Citi card.

Member Payment Dependent Notes Series 717703

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717703	$8,000	$8,000	10.74%	1.00%	April 11, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717703. Member loan 717703 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Solar turbines	Debt-to-income ratio:	10.10%
Length of employment:	10+ years	Location:	Conroe, TX

Home town:
Current & past employers:	Solar turbines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	68
Revolving Credit Balance:	$6,483.00	Public Records On File:	1
Revolving Line Utilization:	64.80%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 717706

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717706	$25,000	$25,000	20.48%	1.00%	April 12, 2011	April 16, 2016	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717706. Member loan 717706 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	SWM	Debt-to-income ratio:	17.54%
Length of employment:	< 1 year	Location:	Rockport, TX

Home town:
Current & past employers:	SWM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,970.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Interesting in funding your loan. Questions: A) Are you going through the process to have your income verified? B) What are the three open credit lines, the balances, monthly payments and interest rates of each? C) What do you intend on doing with the credit card account(s) once they are paid in full? D) Do you have a spouse that provides additional household income that isn't included in your profile?	Type your answer here. I intend to pay off one cc with a balance of under 24k. The min payment is 450 and I currently pay 600. The loan will increase my budget by 70 dollars. It will remain open. I have one other cc which I will pay cash to clear the balance. I am married our net this year was 90k.
What is SWM and what is your position there? Also, what was your job prior to SWM, and how lohg were you there?	Type your answer here. It's an er staffing agency. I am director of operations. Prior to this I worked for wells Fargo in business banking for 5 years.
Since this is a debt consolidation loan, for each debt you currently have please list the amount you owe, the interest rate, and the amount you pay monthly. Also, indicate which debts you will and which debts you will not be consolidating using this loan.	Type your answer here.I have answered that in a previous question.
What is the interest rate on that credit card balance?	Type your answer here. 14.5% v
Why would you take a loan from LendingClub.com with a interest rate of 20.48% when your credit card interest rate is lower at 14.5%?	Type your answer here. 14.5 is variable in relation to prime and is also revolving. Within the next five years I expect the rates to rise with inflation and would like to have it paid off.

Member Payment Dependent Notes Series 717765

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717765	$2,000	$2,000	7.66%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717765. Member loan 717765 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,016 / month
Current employer:	SUNY plattsburgh	Debt-to-income ratio:	13.77%
Length of employment:	10+ years	Location:	PLATTSBURGH, NY

Home town:
Current & past employers:	SUNY plattsburgh
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	36
Revolving Credit Balance:	$3,973.00	Public Records On File:	0
Revolving Line Utilization:	20.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SUNY plattsburgh?	French lecturer, methods instructor for future foreign language teachers.

Member Payment Dependent Notes Series 717819

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717819	$8,400	$8,400	9.63%	1.00%	April 6, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717819. Member loan 717819 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	T. Rowe Price	Debt-to-income ratio:	7.99%
Length of employment:	9 years	Location:	new windsor, MD

Home town:
Current & past employers:	T. Rowe Price
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/02/11 > Loan is to partially cover a planned pool renovation, tile and coping as well as plastering. Many thanks for a quick and easy process! Borrower added on 04/02/11 > We purchased a home with a 30 year old concrete pool desperately in need of renovation. These funds will offset the required amount needed to complete the renovation.

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,613.00	Public Records On File:	3
Revolving Line Utilization:	32.90%	Months Since Last Record:	58
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what are the 3 public records on your CR?	Type your answer here. Two of the records are associated with State taxes which were handled via a third party. Since the filings (i, 2004 and 2005) we no longer use the same tax service. The other was associated with a medical bill where the claim was not filed correctly by the medical office (never presented to our insurance). We moved and were not notified by the medical office. When I pulled my credit report, I found the public record and satisfied it..

Member Payment Dependent Notes Series 717898

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717898	$4,500	$4,500	15.65%	1.00%	April 6, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717898. Member loan 717898 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	Etched By Design	Debt-to-income ratio:	10.83%
Length of employment:	1 year	Location:	phoenix, AZ

Home town:
Current & past employers:	Etched By Design
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	56
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, car, utilities, phone, insurance, food)? Amount of credit card debt/interest rates/payments?	I pay out appx. $1100 in expenses per month. I have no credit card debt. Here is a short list of expenses. Truck payment $150.00, phone, cable, internet, $100, cell phone, $50.00, insurance $132.00, electric $80.00, rent $550, food expenses $100 per week. Once I make my move back to Michigan I will have no rent payment as I am moving into my father-in-law's guest house.
Have you provided Lending Club with your new address and related contact information? (Not asking you to provide it here, just asking if you have provided it to Lending Club) Will you be changing employers when your move?	I will be changing employers. I will be getting my old job back with a large reputable tile and granite company where I worked previously for 2 yrs. My income will increase once back in Michigan also.
Hi - Do you already have a job waiting for you in MI? Good luck -	I do have a job waiting for me once I get back to Michigan. I will be working for my previous employer. Welch Tile & Marble where I worked for 2 yrs. before moving here to Phoenix, AZ. Also my income will increase from the $1800 per month I make now to $2200 a month.

Member Payment Dependent Notes Series 717937

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
717937	$5,000	$5,000	11.11%	1.00%	April 6, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 717937. Member loan 717937 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Maricopa Integrated Health System	Debt-to-income ratio:	10.91%
Length of employment:	2 years	Location:	Gilbert, AZ

Home town:
Current & past employers:	Maricopa Integrated Health System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/02/11 > I am a medical resident (doctor in training). My roof has sprung a leak and I want to get it repaired before significant damage has occurred. Lending Club is offering a competitive rate compared to credit cards or other personal loans I've researched. Thank you.

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,032.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Resident, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I plan on repaying the loan within 18 months. My application lists my household's total gross income, except for more money I earn by moonlighting. I have not listed that extra income because it fluctuates monthly. I will receive 3% increase in my income in new fiscal year starting July 1st, 2011.

Member Payment Dependent Notes Series 718020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718020	$4,000	$4,000	10.00%	1.00%	April 6, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718020. Member loan 718020 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,183 / month
Current employer:	LPL Financial	Debt-to-income ratio:	21.83%
Length of employment:	1 year	Location:	CHARLOTTE, NC

Home town:
Current & past employers:	LPL Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/02/11 > Credit-worthy borrower wishing to pay down higher interest debt.

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,368.00	Public Records On File:	0
Revolving Line Utilization:	49.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at LPL Financial and where did you work prior to that?	I work in monitoring my firm's margin investment accounts. Prior to, I was an Equity Trader at a small investment firm.

Member Payment Dependent Notes Series 718022

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718022	$8,875	$8,875	10.37%	1.00%	April 7, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718022. Member loan 718022 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	UCSF Medical Center	Debt-to-income ratio:	20.25%
Length of employment:	2 years	Location:	San Francisco, CA

Home town:
Current & past employers:	UCSF Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,699.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 718089

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718089	$2,500	$2,500	15.65%	1.00%	April 6, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718089. Member loan 718089 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	US AIR FORCE	Debt-to-income ratio:	6.18%
Length of employment:	7 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	US AIR FORCE
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	57
Revolving Credit Balance:	$2,635.00	Public Records On File:	0
Revolving Line Utilization:	47.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 718153

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718153	$16,000	$16,000	17.88%	1.00%	April 8, 2011	April 16, 2016	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718153. Member loan 718153 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Mojave Electric	Debt-to-income ratio:	11.83%
Length of employment:	4 years	Location:	las vegas, NV

Home town:
Current & past employers:	Mojave Electric
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	39
Revolving Credit Balance:	$21,777.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Electrician, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($24 - $27K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. yearly household income is $155,000. 2. we plan on using the 5 years to pay off the loan but in the event we could pay off sooner we would certainly take advantage. 3. we would still consider the loan at 60 pct plus funded but are not looking to take any other loans out at this time, even 6 months from now.
How long have you owned your home in Vegas? How much is your loan balance and what is the current market value? You already have a substantial amount of revolve credit debt,how will this new loan fit into your budget?	I currently own a Condo in Las Vegas that I have owned for the past 7 years. I have a very responsible tennant that has been renting from me for over a year and has signed an extension on the lease. I have been living in my home for 6mos. The home loan was for 240k when we moved in the appraisal was @ 250k. My fiance and I live together and our combined income is more than substantial to accomodate our current finances and the loan we are asking for.

Member Payment Dependent Notes Series 718192

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718192	$6,000	$6,000	11.11%	1.00%	April 6, 2011	April 16, 2014	April 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718192. Member loan 718192 was requested on April 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	CyraCom	Debt-to-income ratio:	3.82%
Length of employment:	4 years	Location:	Tucson, AZ

Home town:
Current & past employers:	CyraCom
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	68
Revolving Credit Balance:	$6,353.00	Public Records On File:	0
Revolving Line Utilization:	87.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 718297

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718297	$24,375	$24,375	10.37%	1.00%	April 11, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718297. Member loan 718297 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	AT&T	Debt-to-income ratio:	22.52%
Length of employment:	2 years	Location:	Huntington Beach, CA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > My debt was larger than I am requesting and in the past 2 years I payed down most of my debt. I just want a lower my interest so I can pay the loans off faster with higher monthly payments. No more debt after this.

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,705.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. Yes 2. $1430 3. Held in my wife's name in CA 4. No HELOC 5. Just refinanced and value came in at $400K 6. Lived since 2000
For EACH debt you plan to pay off with this loan, please provide [in following format] the Lender, Amount, RATE, MinMoPaymt for that loan [eg, Chase, 5500, 9.99%, 75]. Do not omit the RATE. If this is a %u201Cconsolidation%u201D LC loan, the total should add up to nearly the LC amount you are requesting so, if it doesn%u2019t, please explain the difference. Tx.	Bank of America $14500. +/- 14% monthly $478 payments made are $1200 per month Bank of America $10500 +/- 16% monthly $360 payments Made are $1000 per month I would be making more monthly payments to reduce time to complete the loan.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Are you the sole wage earner? Thanks.	Type your answer here. 1. Dual wages wife and myself 2. My Wages $2500 monthly plus commission (average $2500) less tax total net $4200 monthly 3. Cell Phone expenses $130 4. Car gas $145 5. Food $300 6. FIOS/ TV + Internet $130 7. All other expenses are paid by my spouse she carries all other expenses with her income being a nurse and we filed taxes with a total income of $152000 for last year. My kids are grown and have their own income. The above cost I pay with my income and the credit card burden was from my past business as a realtor. 7.

Member Payment Dependent Notes Series 718338

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718338	$10,800	$10,800	5.42%	1.00%	April 11, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718338. Member loan 718338 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,640 / month
Current employer:	Johnsons Controls Inc	Debt-to-income ratio:	17.03%
Length of employment:	1 year	Location:	Cortland, NY

Home town:
Current & past employers:	Johnsons Controls Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,970.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 718368

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718368	$1,325	$1,325	10.00%	1.00%	April 6, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718368. Member loan 718368 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Scottsdale Healthcare	Debt-to-income ratio:	14.95%
Length of employment:	< 1 year	Location:	Phoenix, AZ

Home town:
Current & past employers:	Scottsdale Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	46
Revolving Credit Balance:	$144.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 718404

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718404	$10,000	$10,000	7.29%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718404. Member loan 718404 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	General Dynamics Information Technology	Debt-to-income ratio:	10.38%
Length of employment:	2 years	Location:	CATONSVILLE, MD

Home town:
Current & past employers:	General Dynamics Information Technology
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > Kitchen remodel. Covering some material, and labor costs. Borrower added on 04/05/11 > Costs: $4941 labor $1900 floors $2012 counter tops Borrower added on 04/05/11 > I am an excellent borrower and maintain a credit score of 725. I have an extremely stable job managing a team of cyber analysts. Additionally, I maintain a more than comfortable income to debt ration.

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	39
Revolving Credit Balance:	$1,888.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 718412

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718412	$6,000	$6,000	13.06%	1.00%	April 8, 2011	April 17, 2016	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718412. Member loan 718412 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,291 / month
Current employer:	Motor Excellence	Debt-to-income ratio:	23.44%
Length of employment:	2 years	Location:	Flagstaff, AZ

Home town:
Current & past employers:	Motor Excellence
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > Ebay Vehicle Purchase Borrower added on 04/03/11 > ebay vehicle purchase

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	67	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,063.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Controller, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	My base pay is $87,500 anually & bonuses.....My husband is on Social Security & recieves $1208. per month.(also USMC). I anticipate having it paid in about 24 months....... Total gross monthly income is $8499. before taxes...

Member Payment Dependent Notes Series 718425

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718425	$8,400	$8,400	7.66%	1.00%	April 8, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718425. Member loan 718425 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	HOSSLEY LIGHTING ASSOCIATES, INC.	Debt-to-income ratio:	8.55%
Length of employment:	9 years	Location:	MIDLOTHIAN, TX

Home town:
Current & past employers:	HOSSLEY LIGHTING ASSOCIATES, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,476.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your revolving credit balance only shows $5,476 owed. What else are you paying off with this loan request? Wishing you the best.	Type your answer here.Hello. I am paying off my Federal Income Tax owed for 2010. Thank you!

Member Payment Dependent Notes Series 718452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718452	$4,300	$4,300	9.63%	1.00%	April 6, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718452. Member loan 718452 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	The Ohio State University	Debt-to-income ratio:	12.96%
Length of employment:	1 year	Location:	Westerville, OH

Home town:
Current & past employers:	The Ohio State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > I'm a fairly recent graduate of The Ohio State University in Columbus, Ohio. I graduated in June 2010 and immediately started working as a lab manager for a psychology professor. I manage multiple undergraduate students and contribute to research in the field of behavioral neuroscience. I live in an apartment with my boyfriend of 4 years and we split the rent and other bills. I have been repaying my private student loan since before the end 6-month-grace-period and have paid off almost half of it since I graduated in June 2010. I recently learned about the Lending Club and applied for a loan because I would really like to pay off my private student loan and the small balances I have on my three credit cards. I am a very responsible individual and would greatly appreciate your investment! Thank you!

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$870.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 718503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718503	$7,050	$7,050	6.92%	1.00%	April 8, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718503. Member loan 718503 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	L3 Communications	Debt-to-income ratio:	26.43%
Length of employment:	4 years	Location:	Greenville, TX

Home town:
Current & past employers:	L3 Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > I am using this loan to pay-off 5 other creditors and this will lower my monthly payment considerably.

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$727.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the rates and balances on the debt you are paying off? Thanks!	1. $211 @ 9.9% 2. $727 @ 13.9% 3. $300 @ 6% 4. $5311 @ 23.3% 5. $660 @ 0% for a monthly payment of $561.
Does it make sense to pay off the 0% (or the 6% one for that matter) loan with this one? Or is that rate going up soon?	Perhaps I could reconsider which debts should be paid off,but I need to get my monthly payment to a more manageable amount.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3..Are you the sole wage earner? Thanks	Bring home is 1300/mo I am married..Mortgage is 935/mo
Please list ALL of your monthly expenses type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). How much other income supports the household? Thanks	Mortgage, phone, TV, Cell, Water, Electric, Trash, Auto. and Internet: $1025/mo. Beneficial: $285 Cap 1 $81 Citibank $51 Merrick $44 Chase $52 BML $70 Wells Fargo $50 Gym $21 Credit Union $214 Gas $160 and rising
You listed your mortgage alone asd $935 but then: Mortgage, phone, TV, Cell, Water, Electric, Trash, Auto. and Internet: $1025/mo. How can all those together be only $1,025 if mortgage is $935? What other income is in the household since you list your take home as only $1,300/mo.	This is my half of all...Wife and I divide evenly
So your half of the total bills is $1,025 and with this loan payment, that will be almost $1,300 which you said is your take home. That seems too tight.	I apologize...I meant 1300 every 2 wks, 2600/mo

Member Payment Dependent Notes Series 718550

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718550	$30,000	$30,000	14.54%	1.00%	April 12, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718550. Member loan 718550 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	CENTRAL PACIFIC HOMELOANS	Debt-to-income ratio:	18.53%
Length of employment:	10+ years	Location:	HONOLULU, HI

Home town:
Current & past employers:	CENTRAL PACIFIC HOMELOANS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,784.00	Public Records On File:	1
Revolving Line Utilization:	60.70%	Months Since Last Record:	99
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
TRANSUNION Credit Report shows 1 Public Record filed 99-months ago. PR on credit reports in excess 85-months are Chapter 7 Bankruptcy proceedings. Reasons for Chapter 7 Bankruptcy filing? a-n-d Final disposition of Bankruptcy filing? Credit Report appeded below: Credit History: Credit Score Range: 679-713 Accounts Now Delinquent: 0 Earliest Credit Line: 08/1990 Delinquent Amount: $0.00 Open Credit Lines: 10 Delinquencies (last 2 yrs): 0 Total Credit Lines: 18 Months Since Last Delinquency: n/a Revolving Credit Balance: $24,784.00 Public Records on File: 1 Revolving Line Utilization: 60.70 pct Months Since Last Public Record: 99 Credit Inquiries in Last 6 Months: 1 Lender 505570 U S Marine Corps Retired	Chapter 7 Bankruptcy filing was due to lost of employment which lasted quite a long time but nothing like most unemployed are facing now. The Bankruptcy filing was approved.The delinquencies reported for last 2 years were payments considered one day late due to time difference between Hawaii and East Coast, although I pay on the date it is due, the 5 or 6 hours difference reflect payment paid next day east coast time.
After reviewing your information I would like to help you with your loan. Please always keep in mind, that this is not a big bank company your getting a loan from. And will just be bailed out If you default, it's every day people you are taking money from that were looking to help you for a little return. Goodluck to you and your loan! and I hope everything works out for the best.	Thank you and I appreciate your willingness to help.I am grateful and blessed.

Member Payment Dependent Notes Series 718559

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718559	$4,500	$4,500	6.92%	1.00%	April 8, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718559. Member loan 718559 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Meineke Car Care	Debt-to-income ratio:	12.97%
Length of employment:	3 years	Location:	Garner, NC

Home town:
Current & past employers:	Meineke Car Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > Swimming pool for autistic child

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,411.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 718582

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718582	$7,200	$7,200	13.80%	1.00%	April 11, 2011	April 17, 2016	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718582. Member loan 718582 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Kirby FD	Debt-to-income ratio:	16.62%
Length of employment:	1 year	Location:	San Antonio, TX

Home town:
Current & past employers:	Kirby FD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I also have a part-time private ambulance job that brings in an additional $1200 a month.

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,694.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Kirby FD and where did you work prior to that?	Firefighter for the City of Kirby and Discount Tire Co. prior.

Member Payment Dependent Notes Series 718588

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718588	$10,000	$10,000	14.17%	1.00%	April 11, 2011	April 17, 2016	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718588. Member loan 718588 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,800 / month
Current employer:	Troup County Schools LCMS	Debt-to-income ratio:	20.01%
Length of employment:	7 years	Location:	LaGrange, GA

Home town:
Current & past employers:	Troup County Schools LCMS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > Home improvements Borrower added on 04/05/11 > I have been a teacher and a coach for the past 15 years. I have been at my current school for nearly 7 years, with no plans of leaving. My wife and I have been together for about 17 years, and we have 3 wonderful daughters. My wife is a school counselor, and she has been in the field of counseling and social work for the past 14 years. My wife and I are so excited about this process. We are hopeful that investors will assist us in making our lovely home even better. Thanks in advance for your help!

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$364.00	Public Records On File:	1
Revolving Line Utilization:	16.50%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 718600

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718600	$6,700	$6,700	6.92%	1.00%	April 12, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718600. Member loan 718600 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	n/a	Debt-to-income ratio:	23.89%
Length of employment:	n/a	Location:	Shawnee, KS

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > I am wanting to pay off my credit card. At their interest rate, I will never pay it off. I live in my son's house, but pay the utility bills as he does not live with me. Thank you for accepting my loan.

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,816.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 718608

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718608	$14,400	$14,400	18.25%	1.00%	April 8, 2011	April 17, 2016	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718608. Member loan 718608 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,917 / month
Current employer:	Rose, Klein and Marias	Debt-to-income ratio:	21.25%
Length of employment:	10+ years	Location:	Grand Terrace, CA

Home town:
Current & past employers:	Rose, Klein and Marias
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > Husband recently had a change in the medication used to treat of his disease. Insurance company said they will probably cover the increase but they need to do a case study before they can make a decision. They said the case study could take more then a year since the disease is considered rare and not many patients are on this medication. Paying back this loan will not be a problem for me as I have been with my current law firm since 1990, so I have good job stability. I am hoping this will be a quick and easy process and want to thank anyone and everyone who invests in the loan I am seeking!

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,907.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Legal Secretary, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs?2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY, because AON (ALL-OR-NONE) demand is rarely successful. If CC REFI, Debt Consolidation, Medical Expense, advantageous to accept 80 or 90 percent ($11 - $13K) fixed interest, term limited, partial loan to pay off higher APR interest debts. After 6-months current payments, you're automatically eligible relist unfunded $'s, or can list another loan purpose, $ amount. Partial loan reduces interest $'s paid majority of your more expensive APR pct debts. Partial loan is "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender 505570 U S Marine Corps Retired Va Bch VA	I appreciate your time in asking these questions. My nephew is currently serving in the Marine core as a Lt. Colonel. Semper Fi ~ In answering your questions I will go in order asked. First, the income stated is what I make. I have been with my law firm almost 21 years this coming May. If I included what my husbund made it would jump the household income up to about $105,000. Second answer would be we we would expect to have the loan some where in the 4-5 year term, since it appears it will take at least a year to get this case study done. It might be paid back in as little as 3 years, but I would consider that unlikely. As far as question 3, I really had not thought about what if it doesn't fully fund. I would have to look at what the new terms would be or what the new amount would be, but most likely I will take the partially funded loan, especially if it is close to being 100 percent funded. Thanks for the questions and I hope these answers helped you out!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total balance on loan owed is roughly around $170,000 and there is no HELOC on our house. The current market value on our home is hard to determine because it is a 6 bedroom 5 bathroom house and there aren't that many big homes in the city I live in, but according to Zillow.com the home valuation comes in at $290,000 and that includes a $4,000 drop in the past 30 days. I hope these answers helped to answer your questions.
What makes up the $40K in debt we are seeing on your credit report?	Some of that was a balanced owed on one of our cars. I have since paid that off, which was $11,600. This was paid off approx. 2 weeks ago and as of today has yet to be reflected on my credit report. The remaining $28,000 or so is another car loan, approx. $24,000 and then some credit card debit. I hope this answers the question you had. I appreciate you asking the questions and possibly helping to fund my loan request!
Hello Borrower, Best wishes to you and your husband. I was wondering if your husband's condition will affect his ability to work. You don't need to go into details, but I was wondering because of the switch in medication if you forsee that he may not be able to work in the near future. If so, do you make enough to support the household without his income?	At this point we are not sure how the new medication will or will not affect him, but my income is more then enough to support our household. The main purpose for the loan is to just pay for the medication over the next year or two until the case study is done and the insurance company picks up the entire cost of the medication. I hope this answer your question. If not let me know and I will try to explain it in a different way.
Car loans don't normally appear as revolving debt on ones credit report. What is the total amount you owe on credit cards and consumer loans (not mortgage or car loans)?	No they don't but since I had an open line of credit or what you are calling a consumer loan it was much easier to buy the vehicle using that because it was like buying the car with straight out in cash since I was not financing it through them. Their was much less paperwork involved. Now that I have paid that off, which was 11,602 we now own out 2009 Honda Pilot free and clear. As far as total credit card debit it is around 4-5 thousand but our revolving debt looks higher because we used another fixed rate consumer loan to buy our other car it makes our revolving debt look that much higher.

Member Payment Dependent Notes Series 718626

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718626	$6,300	$6,300	15.28%	1.00%	April 11, 2011	April 20, 2016	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718626. Member loan 718626 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	US Coast Guard	Debt-to-income ratio:	21.52%
Length of employment:	10+ years	Location:	JUNEAU, AK

Home town:
Current & past employers:	US Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > We just built a new home and are looking to landscape the lot. Thank you Borrower added on 04/07/11 > I can't figure out how to verify my income on here, but if anyone is curios my take home pay is $8,650 a month after taxes. Also we built the home in October of 2010 and purchased for $339k, in February or 2011 it was appraised for $368 so given he local market and our hard work our home has gained value very quickly. Thanks again.

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,244.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
in YEARS, How long do you intend to keep loan active before paid off?	The builder wasn't able to complete all the outside work because it was winter so we have quite a bit tied up in escrow which will clear out in July so I hope a year or less.
Would you detail your monthly expenses (mortgage, insurance, car, food, utilities)? Amount paid per month on credit cards/interest rates? How did the 33K in revolving credit balance accrue?	After we pay all our bills and contribute to ROTH we have over $2500 a month left over. Most all our debt was while while we where both in college. We are in a new house, with a new job/promotion and just looking to keep improving our new home. Thank you for the consideration.

Member Payment Dependent Notes Series 718683

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718683	$14,000	$14,000	10.74%	1.00%	April 11, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718683. Member loan 718683 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	City of Livermore	Debt-to-income ratio:	7.84%
Length of employment:	10+ years	Location:	Livermore, CA

Home town:
Current & past employers:	City of Livermore
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > I am seeking to pay off and consolidate two credit cards from this month. I came home to find storm damage to my house. My fence was blown down and i had damage to several trees on my property. I had to re-fence my whole property and i had to pay to tear down the trees. I did not have the cash for this and would like to consolidate them with this loan (credit card interest is high). Help me with this and i promise you a stable solid return. My financials. I make 120,000 a year with overtime, but i am on a single income with three kids. I have been at the same job for 13 years as a police officer and have no plans on leaving there. My monthly bills are as follows. Single mortgage $ 2153 with taxes and insurance 2922 a month trailer payment $313 credit card $360 Monthly power/water/cell etc $500 a month. I have the option to work overtime and pay this off sooner, however, there are alot of other priorities, so this loan will probably run its course and be paid off in the 3 years. Thanks for checking this out and helping out my family.

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,443.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Police Officer, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($12 - $13K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	No my wife is a stay at home mom. The income is just mine. To answer your second question the loan will probably run its course. The 360 a month i pay on a credit card is set at 2.99 percent, but who knows when they will change that, so i want to pay that 14,000 off on that first, so this loan will run its course over the 3 years most likely.Yes i would take the partial funding, Thanks for your help

Member Payment Dependent Notes Series 718692

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718692	$10,000	$10,000	6.92%	1.00%	April 11, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718692. Member loan 718692 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Verizon	Debt-to-income ratio:	0.50%
Length of employment:	4 years	Location:	BURLINGTON, NJ

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,447.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will you be doing to improve your home?	Remodel Kitchen

Member Payment Dependent Notes Series 718723

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718723	$12,000	$12,000	5.42%	1.00%	April 8, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718723. Member loan 718723 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	City of Attleboro Police Dept	Debt-to-income ratio:	7.12%
Length of employment:	10+ years	Location:	ATTLEBORO, MA

Home town:
Current & past employers:	City of Attleboro Police Dept
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > Pay off credit cards for one easy monthly payment

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,821.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Attleboro Police Dept?	I am a police officer, in the detective division,who works specifically with sex offenders, crime scene, evidence, drugs and guns. Work 90% inside the building.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Please list the monthly payments and APR for your each credit card. 2. The reasons that you accumulated this debt. 3. Itemized monthly expense 4. Anyone who you need to financially support, for example, your children. 5. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Monthly payment is $177 (though I am paying $500 a month. The APR is 4.99% I realize that this is lower than your rate . This is my primary credit card. Debt was accumulated by my foster daughters husband and father passing away in the past year and me footing the bill

Member Payment Dependent Notes Series 718730

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718730	$10,000	$10,000	7.66%	1.00%	April 11, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718730. Member loan 718730 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,750 / month
Current employer:	University of California	Debt-to-income ratio:	15.28%
Length of employment:	10+ years	Location:	Los Angeles, CA

Home town:
Current & past employers:	University of California
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > This loan will be used to consolidate debt from 3 high-APR credit cards (19.49%, 15.24%, and 11.99%). The total minimum monthly payment on these cards is higher than the reimbursement rate on the LendingClub loan. I have a very safe job (tenured professor), and have never missed loan payments.

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,792.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the University of California?	I am a tenured faculty doing research and teaching.
What is your total debt service every month? What is your cash flow?	Total debt service is about 1/3 of my net monthly income, and it is alright for my standard of living. Thanks

Member Payment Dependent Notes Series 718759

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718759	$2,500	$2,500	10.37%	1.00%	April 6, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718759. Member loan 718759 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Prestige Lexus	Debt-to-income ratio:	24.30%
Length of employment:	2 years	Location:	cedar grove, NJ

Home town:
Current & past employers:	Prestige Lexus
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2008	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,523.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Prestige Lexus?	Im a service technician for the last 2 years

Member Payment Dependent Notes Series 718773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718773	$20,000	$20,000	11.11%	1.00%	April 11, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718773. Member loan 718773 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,167 / month
Current employer:	George Washington University	Debt-to-income ratio:	6.20%
Length of employment:	10+ years	Location:	Arlington, VA

Home town:
Current & past employers:	George Washington University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > Speed up payment of accumulated credit card debt. I have been at my job for 13 years and counting.

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	79
Revolving Credit Balance:	$10,261.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Sr Info Sys Eng, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($16 - $18K) fixed interest, term limited, partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	1. Yes includes spouse. 2. Intend to pay off under 3 years, 1-2 ideally. 3. Yes, will take partial.
What do you do at George Washington University?	Work with servers

Member Payment Dependent Notes Series 718774

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718774	$5,000	$5,000	14.54%	1.00%	April 11, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718774. Member loan 718774 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	16.85%
Length of employment:	2 years	Location:	North Hollywood, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	27
Revolving Credit Balance:	$9,348.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income that you will be using to repay this loan?	Premier healthcare primarily. I alos have gibraltar healthcare also.

Member Payment Dependent Notes Series 718786

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718786	$1,000	$1,000	12.68%	1.00%	April 6, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718786. Member loan 718786 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	CCSD	Debt-to-income ratio:	14.58%
Length of employment:	10+ years	Location:	las vegas, NV

Home town:
Current & past employers:	CCSD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,745.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for CCSD?	Type your answer here. I am a teacher. I teach 4th grade.

Member Payment Dependent Notes Series 718797

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718797	$5,300	$5,300	7.66%	1.00%	April 11, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718797. Member loan 718797 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	bal gas propane	Debt-to-income ratio:	2.02%
Length of employment:	1 year	Location:	cape coral, FL

Home town:
Current & past employers:	bal gas propane
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > to buy atv/pay back loan quick to better my credit/low monthy bills/8yrs & growing with the company Borrower added on 04/03/11 > to buy atv/pay back loan quick to better my credit/low monthy bills/8yrs & growing with the company Borrower added on 04/03/11 > to buy atv/pay back loan quick to better my credit/low monthy bills/8yrs & growing with company

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,839.00	Public Records On File:	1
Revolving Line Utilization:	25.80%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at bal gas propane and where did you work prior to that?	Type your answer here.i deliver propane to restaurants & homes/& drove for budweiser delivering beer
Hi there, 1. What is your public record 95-month ago regarding? 2. Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your rent, medical bill (if any), food, gas or public transports, entertainment, monthly credit card payment, and other loan monthly payment. 3. What is the type, outstanding amount, and interest rate of your debt you are trying to consolidate? Thx!	Type your answer here.(1.)public record/bankruptcy from a divorce (2.)gross-4000 net-2800 expenses/rent 300, food 400, gas 300, entertainment 200, credit cards 80, (3.) mastercard 1100, visa 500, lowes 700, (4.) loan is for a perchas of an atv.

Member Payment Dependent Notes Series 718829

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718829	$10,000	$10,000	7.29%	1.00%	April 12, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718829. Member loan 718829 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,800 / month
Current employer:	Dr Rajiv Bhagat	Debt-to-income ratio:	3.85%
Length of employment:	< 1 year	Location:	Fontana, CA

Home town:
Current & past employers:	Dr Rajiv Bhagat
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/03/11 > loan will be used to consolidate other debts

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,017.00	Public Records On File:	1
Revolving Line Utilization:	35.80%	Months Since Last Record:	102
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Dr Rajiv Bhagat and where did you work prior to that?	Type your answer here. I work as a dentist at some of his offices: Morningside Dental Group of Fontana Day Creek Dental Center of Rancho Cucamonga Before that i had my own dental office in Rancho Cucamonga for 15 years

Member Payment Dependent Notes Series 718840

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718840	$8,000	$8,000	9.63%	1.00%	April 12, 2011	April 17, 2016	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718840. Member loan 718840 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	penn national gaming	Debt-to-income ratio:	19.69%
Length of employment:	4 years	Location:	grafton, IL

Home town:
Current & past employers:	penn national gaming
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I plan on purchasing salon equipment, laminate flooring, and renovation supplies with this money. We will be able to make our monthly loan payment amount without question. She plans on having a couple of independent stylists rent stations from her. Borrower added on 04/05/11 > My wife has been an established and successful hair stylist for almost 8 years and I want to help her out by getting her this loan.

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	27
Revolving Credit Balance:	$371.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for penn national gaming?	I am a training officer in their security department

Member Payment Dependent Notes Series 718910

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718910	$25,000	$25,000	10.00%	1.00%	April 11, 2011	April 17, 2014	April 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718910. Member loan 718910 was requested on April 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Novartis Pharmacueticals	Debt-to-income ratio:	7.81%
Length of employment:	9 years	Location:	Valencia, CA

Home town:
Current & past employers:	Novartis Pharmacueticals
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,179.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For EACH debt you plan to pay off with this loan, please provide [in following format] the Lender, Amount, RATE, MinMoPaymt for that loan [eg, Chase, 5500, 9.99%, 75]. Do not omit the RATE. If this is a %u201Cconsolidation%u201D LC loan, the total should add up to nearly the LC amount you are requesting so, if it doesn%u2019t, please explain the difference. Tx.	I Pay Monthly Sears MC, 9550, 18.25%, 251 300 Partners First, 5100, 12.25%, 102 200 Citibank, 3076, 30%, 95 300 Capital One, 2950, 23%, 92 100 Old Navy, 2545, 21.25%, 55 100
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Are you the sole wage earner? Thanks	Net Pay $6500/Mo. Sole Wage Earner Mort. $2259 Equity Line $180 Assoc. Asses. $243 Utilities (Incl. Internet/Cel) $400 Car Exp. $0 (Company Car) Children Activities/Dental $600 Insurance $40 Gym $35 Revolving Credit $1100 Child Care $0
what is your house value and what is mortgage balance? Your Revolving Credit Balance: $74,179.00, can you pls break it up?	Mortgage Balance $416,000 Home Value $379,000 Revolving Credit Balance $23,200. Broken down on April 6th answer.
After reviewing your information I would like to help you with your loan. Please always keep in mind, that this is not a big bank company your getting a loan from. And will just be bailed out If you default, it's every day people you are taking money from that were looking to help you for a little return. Goodluck to you and your loan! and I hope everything works out for the best.	THANK YOU, No worries about default. In fact, I anticipate joining the investor side down the road.

Member Payment Dependent Notes Series 718964

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
718964	$2,000	$2,000	9.63%	1.00%	April 6, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 718964. Member loan 718964 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	lumber liquidators	Debt-to-income ratio:	10.66%
Length of employment:	2 years	Location:	euclid, OH

Home town:
Current & past employers:	lumber liquidators
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,512.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 719002

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719002	$15,750	$15,750	18.99%	1.00%	April 12, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719002. Member loan 719002 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	Louisiana State University Alexandria	Debt-to-income ratio:	1.63%
Length of employment:	4 years	Location:	Deville, LA

Home town:
Current & past employers:	Louisiana State University Alexandria
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > This loan is to add an in-ground swimming pool to our home. The home was recently appraised at $205,000. My spouse and my combined income is $126,000 annually. If you need any additional information, please contact myself or him at the contact information listed. Thank you.

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	52
Revolving Credit Balance:	$6,988.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	We recently refinanced our home back in the fall and had an appraisal completed at that time. I believe it appraised for $205,000. The balance on the mortgage is $172,940. If you need additional information please let me know. Thank You.
Program Director, Welcome! I'm interested to help finance your loan. My THREE questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? QUESTION THREE: All loans won't 100 pct fund. When listing expires, IF loan 60 pct PLUS funded, is eligible to be issued. Would you accept partial loan M-O-R-E than 60 pct funded? (Loans historically are minimum 80 pct funded; but usually end 90 pct funded.) (FYI: Partial, or 100 pct loan, APR identical. Required employment, optional income, verified early help loan quickly fund. Pace quickens when loan nears expiration date. Best option is FLEXIBLITY; AON (ALL-OR-NONE) demands rarely successful. Advantageous to accept an 80 or 90 percent ($21K-$23K) fixed interest, term limited partial loan becasue after 6-months current payments, you're automatically eligible relist unfunded $, or list another loan purpose, $ amount. Partial loan "Plan B" alternative that you should consider as backup option IF loan does not attract full 100 pct funding.) Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Question 1: Yes, the $126,000 includes my spouse and is our total annual gross income. Question 2: The plan is to pay off somewhat early -- likely 4 years. Question 3: I guess it depends on what percentage ends up being funded. I would likely accept at 90%+ and possibly even down to 80%. If you need anything else, please don't hesitate to ask. Thanks!
What do you do at Louisiana State University Alexandria?	I am the Program Coordinator in the Continuing Education Department. My husband is the Executive Director of IT Services at the same University.
Hi. Could you please verify your income with the Lending Club. Thanks!	I sent documentation last night (pay stubs and W2s). It said it would take up to 24 hours to process. Thanks!

Member Payment Dependent Notes Series 719129

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719129	$5,000	$5,000	10.74%	1.00%	April 6, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719129. Member loan 719129 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	St. Lukes Hospital	Debt-to-income ratio:	17.30%
Length of employment:	6 years	Location:	Duluth, MN

Home town:
Current & past employers:	St. Lukes Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,303.00	Public Records On File:	1
Revolving Line Utilization:	30.30%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 719143

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719143	$3,200	$3,200	10.74%	1.00%	April 6, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719143. Member loan 719143 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	VF Wines Inc	Debt-to-income ratio:	8.25%
Length of employment:	4 years	Location:	OAKLAND, CA

Home town:
Current & past employers:	VF Wines Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$934.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 719166

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719166	$14,000	$14,000	18.25%	1.00%	April 11, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719166. Member loan 719166 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Frisch's Restaurants Inc.	Debt-to-income ratio:	18.93%
Length of employment:	1 year	Location:	Grove City, OH

Home town:
Current & past employers:	Frisch's Restaurants Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > Absolutely ready to get rid of this credit card debt and roll it into a more manageable fixed payment. This will help free up money in my monthly budget allowing me to do a few things such as start a savings fund for my little boy, Kenny. Also, some other great things could be happening here very soon. I'm currently a Service Manager in the restaurant industry and I've been informed that I'm the sole contender for a decent raise and the opportunity to manage one of the companies newer locations! All in all, I'm devoted to my fiance and my son, looking to consolidate this debt and open up new financial doorways for my family. Borrower added on 04/07/11 > I just want to thank all those who have already invested/funded my debt consolidation loan. Thanks to you, my life is going to be smoother, more manageable, and available for more opportunities. Thank you so much, also to all those that are going to invest and make the loan possible!!! My best wishes and prayers are out to you all!

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,568.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
For EACH debt you plan to pay off with this loan, please provide [in following format] the Lender, Amount, RATE, MinMoPaymt for that loan [eg, Chase, 5500, 9.99%, 75]. Do not omit the RATE. If this is a %u201Cconsolidation%u201D LC loan, the total should add up to nearly the LC amount you are requesting so, if it doesn%u2019t, please explain the difference. Tx.	Lender: J.P. Morgan Chase Freedom Credit Card Amount: $5866.20 Rate: 13.24% Purchases 24.24% Cash Advances Min Monthly pay: $191.76 Lender: Citi Financial Credit Card Amount: $6194.81 Rate: currently 0.00% will inflate to 17.65% Min Monthly Pay: $163.00 Lender: HSBC Guitar Center Preferred Player Card Amount: $1360.39 Rate: 21.9% Min Monthly Pay: $95.00 Total Amt of Loans: 13421.40 =/= 14000.00 but with the Lending Tree fees involved I will be receiving $13300.00 and will be covering the extraneous $121.40 to clear all debt. Total Payment : $449.76 between all cards Payment for loan: $357.42 With loan the payment is $92.34 dollars less and without compounding interest! Great question by the way!

Member Payment Dependent Notes Series 719189

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719189	$4,400	$4,400	7.29%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719189. Member loan 719189 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,460 / month
Current employer:	clayton county water authority	Debt-to-income ratio:	29.71%
Length of employment:	10+ years	Location:	mcdonough, GA

Home town:
Current & past employers:	clayton county water authority
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I plan to pay off credit card and cut them up. I've worked for the same company for 22 years. thanks for your help Borrower added on 04/05/11 > My monthly budget is running about 2600.00 and I bring home 3400.00 so this will cut my interest way down I think the highest is around 22%. Thank-you

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	15
Revolving Credit Balance:	$3,810.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 719263

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719263	$8,500	$8,500	10.37%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719263. Member loan 719263 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Oakley	Debt-to-income ratio:	11.84%
Length of employment:	3 years	Location:	Long Beach, CA, CA

Home town:
Current & past employers:	Oakley
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > Auto loan for purchasing a used car. Borrower added on 04/07/11 > I appreciate the support so far! Payments on my previous car were $35/month than these will be, and considering my employer actually grew during the recession and is now more solid than ever, these will be easy payments for me to make on time, every time. Borrower added on 04/07/11 > Previous note should read "Payments on my previous car were $35/month MORE than these will be."

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,947.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Oakley?	Design team-- mostly CAD modeling, some sketching/design work.

Member Payment Dependent Notes Series 719295

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719295	$2,400	$2,400	13.80%	1.00%	April 11, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719295. Member loan 719295 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	3.98%
Length of employment:	n/a	Location:	New Orleans, LA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2008	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,452.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 719357

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719357	$8,000	$8,000	10.37%	1.00%	April 11, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719357. Member loan 719357 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,200 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	21.83%
Length of employment:	6 years	Location:	sacramento, CA

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > cosmetic loan Borrower added on 04/05/11 > requesting this loan for cosmetic surgery

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,344.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Is this minimal risk [eg, local anes-face], medium risk [eg, genl anes no laparotomy], higher risk [eg laparotomy]?	medium risk
After reviewing your information I would like to help you with your loan. Please always keep in mind, that this is not a big bank company your getting a loan from. And will just be bailed out If you default, it's every day people you are taking money from that were looking to help you for a little return. Goodluck to you and your loan! and I hope everything works out for the best.	Type your answer here. Thank you Member 642770, I will pay you all back I really appreciate the help. I have no negatives as you can see on my credit profile and I wish to keep it that way, so I will not default on any of my loans and understand your concern. I will make monthly payments on time.
Please detail your monthly expenses such as mortgage, utility bills, cell phone, credit card payment, etc.	Mortg $800 CC $60 Cell $40 Smud $150 Car $800 Ins 150 Stdnt loan $50

Member Payment Dependent Notes Series 719367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719367	$3,000	$3,000	11.11%	1.00%	April 7, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719367. Member loan 719367 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	Park Place Motorcars	Debt-to-income ratio:	24.73%
Length of employment:	3 years	Location:	Roanoke, TX

Home town:
Current & past employers:	Park Place Motorcars
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	7
Revolving Credit Balance:	$2,126.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 719381

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719381	$3,000	$3,000	10.00%	1.00%	April 6, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719381. Member loan 719381 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,834 / month
Current employer:	Kaycan Ltd	Debt-to-income ratio:	18.49%
Length of employment:	5 years	Location:	AURORA, CO

Home town:
Current & past employers:	Kaycan Ltd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2008	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$737.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 719399

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719399	$4,800	$4,800	5.79%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719399. Member loan 719399 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,733 / month
Current employer:	IRS	Debt-to-income ratio:	13.87%
Length of employment:	10+ years	Location:	Holden, MO

Home town:
Current & past employers:	IRS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I am purchasing a 2000 Dodge Dakota Sport SLT, 4x4, crew cab, with 70,829 miles. Borrower added on 04/05/11 > I am putting $3,200 down on the truck in cash & financing the remainder.

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,047.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 719459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719459	$10,625	$10,625	13.06%	1.00%	April 11, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719459. Member loan 719459 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Willoughby Golf Club Inc.	Debt-to-income ratio:	15.07%
Length of employment:	8 years	Location:	Port Saint Lucie, FL

Home town:
Current & past employers:	Willoughby Golf Club Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	22
Revolving Credit Balance:	$5,333.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 719484

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719484	$11,000	$11,000	12.68%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719484. Member loan 719484 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,292 / month
Current employer:	Excelsior Language Academy	Debt-to-income ratio:	24.27%
Length of employment:	3 years	Location:	Miami, FL

Home town:
Current & past employers:	Excelsior Language Academy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > I have built up my credit and have maintained great credit for many years. Due to the interest rates on my cards, it has been more difficult to lower my balance than it would be if I just paid to one source with one low interest rate. I haven't made purchases on those cards because I want to get out of credit card debt. I've avoided using them and have budgeted well enough on my salary, even for emergencies. I plan to close two of the accounts with the highest interet rates once paid off. I'll keep one open and use only for emergencies, if necessary. I'm responsible because I may on-time payments above the minimum.

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,694.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you do at Excelsior Language Academy? What did you do previous to this employment?	I'm a fourth grade teacher at Excelsior Language Academy. Prior to my employment there, I was a full-time substitute teacher for Miami-Dade County Public Schools. I was a publicist for nearly three years before I made my career change to teaching.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Debts I want to consolidate: Old Navy Visa $3,900 at 22% interest Discover $3,900 at 18% interest American Express $3,500 at 15% interest (partial consolidation) Debts not consolidating: student loan $1,300 at 4.75% interest As for avoiding accruing new debt, I have not made purchases on the cards I want to consolidate. I want to get a loan to pay them off and close them so I only have to pay to one interest rate. Otherwise, it will take me much longer to have to continue paying to all these different interest rates.
Thank you, I'll be investing in your loan. I know you know this, but we all work extremely hard for our money and am counting on you to pay us back.	Of course! I have every intention to pay you back on time and, when possible, I'll send more each month so that I can pay you back before time. I did that for my mazda and paid it months before its due date. Plus, I don't want to mess up my credit. Thanks again!

Member Payment Dependent Notes Series 719491

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719491	$4,375	$4,375	10.74%	1.00%	April 7, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719491. Member loan 719491 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Rosewood Grill	Debt-to-income ratio:	24.18%
Length of employment:	1 year	Location:	BEDFORD, OH

Home town:
Current & past employers:	Rosewood Grill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > I was in a terrible motorcycle accident and unable to work. I broke just about every bone you can on the right side of my body. ( including my femur!) Unfortunately I had to rely on credit cards to pay bills and cover basic living and some medical expenses. Now I am 100% recovered and working full time again. This loan will help me to consolidate the high interest debt I have.

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,072.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 719495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719495	$10,000	$10,000	14.54%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719495. Member loan 719495 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	15.58%
Length of employment:	3 years	Location:	Fenton, MO

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	31	Months Since Last Delinquency:	23
Revolving Credit Balance:	$35,291.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 719517

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719517	$10,000	$10,000	13.06%	1.00%	April 7, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719517. Member loan 719517 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,625 / month
Current employer:	Fort Dearborn Company	Debt-to-income ratio:	21.19%
Length of employment:	3 years	Location:	Concord , CA

Home town:
Current & past employers:	Fort Dearborn Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I am getting married this year and it is extremely important to me to have my finances in line so I can start to provide for my family. I will be using this money to pay off 3 credit cards that have high APR's. I never miss payments and always pay at least 2x the minimum required payments. I typically pay around $400-$450 between the three cards each month. However with high intrest rates I'm not able to reduce the amount of debt on each card as quickly as I would like to. I haven't used any of these cards in the past 9 months except 1-2 emergency situations. My goal is to be able to comfortably make payments each month and have an additional $150 a month to add to the $150 I am already putting into savings each month for a total of $300 in saving each month. This savings account is extremely important to me because I would like to be in a position to buy a house within the next 3-5 years. I consider myself lucky to have the job that I do. Although I am paid in commission, I am also paid a base salary. This is my 3rd year on the job and my income has grown approximately $10,000 since I first started. Borrower added on 04/05/11 > My monthy expenses outside my CC payments include: Rent: $900 Car payment: $270 Insurance: $112 Student Loan: $64 Cell Phone: $77 Internet/Phone: $70 Cable: $95 Engagement Ring payment: $150 Transportation: $100 Groceries: $180 Gas/Water: $50

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,902.00	Public Records On File:	0
Revolving Line Utilization:	67.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 719545

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719545	$7,000	$7,000	6.92%	1.00%	April 11, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719545. Member loan 719545 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Garden Communities	Debt-to-income ratio:	17.15%
Length of employment:	5 years	Location:	san diego, CA

Home town:
Current & past employers:	Garden Communities
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	39
Revolving Credit Balance:	$6,897.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 719560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719560	$4,200	$4,200	10.74%	1.00%	April 7, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719560. Member loan 719560 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	US Air Force	Debt-to-income ratio:	9.42%
Length of employment:	4 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/04/11 > I recently just broke up with someone who cannot afford to help pay our combined debt for items purchased and it's all rather falling on my shoulders. My ex has credit cards with really high interest rates and I'm trying to consolidate them and lower the interest rate to pay the debt off faster and move on with my life.

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,713.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, 1. Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your rent, medical bill (if any), food, gas or public transports, entertainment, monthly credit card payment, and other loan monthly payment. 2. What is the type, outstanding amount, and interest rate of your debt you are trying to consolidate? Thx!	I'm a Staff Sergeant (E-5) in the Air Force and I'm enlisted until November 2012. My pay per month before taxes is roughly 3700 and after taxes and any other things being withdrawn from my account I make 3000 a month. My rent is 804 however I'll be moving in July or August into an apartment that is at least 150 - 200 cheaper. I buy gas every other week and have a ford focus which I get 30 miles to the gallon on. I do also have a car payment that is 300 a month and car insurance being 150 a month. I spend about a 150 on food. The interest rate of the debt I'm trying to consolidate is 31.99% and is absolutely ridiculous, there's 4k on this credit card. It's on my ex's credit card. The min monthly payment on it is 150, however I've been paying much more on it per month than that. I also have Internet: 60.00 Utilities: 150 (city and apartment combined) Gas: 90/mo max Spending money: 100/mo Doings some quick rough math that's about 1950 which leaves 1k of my paycheck. I was actually going to ask for more than this because there are a few other credit cards as well, but a few friends are helping me out with a portion of it interest free. I don't have to pay them back until after I've paid back this loan. The other credit cards have 23% and 25% interest rates. both of these have over 2k on them. Also my ex's. I have my own credit card which has 700 on it and the interest rate is 8% and I also have an interest free (for now) card with 1k on it. Total debt is roughly 12k, I've gotten the ex to handle 2k of it, the rest my ex can't afford having just gotten a job 6 months ago and still at minimum wage. The other cards I'll be paying off using the loans that my friends are giving me and that are allowing me to pay back within the next two years. My first priority to pay back, however is this loan before I pay them back. I can honestly reassure you I am the most reliable person. I have good credit and have never been late on a payment. However I am planning on getting out of the military and without getting this loan it's hard for me to pay everything off before I get out, which is the plan (That includes my car loan). I plan on going directly into school afterwards and having all this extra baggage tied to me, even a little bit is not really appealing. I've gone over my own budget a hundred times, it's very doable for me to have very thing paid off by Nov 2012. Even the loans with my friends. Please let me know if you have any further questions. Thx.

Member Payment Dependent Notes Series 719610

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719610	$9,000	$9,000	14.17%	1.00%	April 7, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719610. Member loan 719610 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Ramona Disposal Service	Debt-to-income ratio:	17.89%
Length of employment:	3 years	Location:	Ramona, CA

Home town:
Current & past employers:	Ramona Disposal Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	42
Revolving Credit Balance:	$3,894.00	Public Records On File:	0
Revolving Line Utilization:	70.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 719629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719629	$7,000	$7,000	7.29%	1.00%	April 11, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719629. Member loan 719629 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,917 / month
Current employer:	scher tire inc.	Debt-to-income ratio:	15.97%
Length of employment:	2 years	Location:	ontario, CA

Home town:
Current & past employers:	scher tire inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,815.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	i moved back in with my parents, to help out they do not charge me any rent.

Member Payment Dependent Notes Series 719702

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719702	$3,000	$3,000	5.42%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719702. Member loan 719702 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	American Medical Systems	Debt-to-income ratio:	8.08%
Length of employment:	2 years	Location:	Shakope, MN

Home town:
Current & past employers:	American Medical Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	82
Revolving Credit Balance:	$1,687.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 719747

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719747	$4,000	$4,000	6.92%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719747. Member loan 719747 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Cicero Public Schools	Debt-to-income ratio:	15.36%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Cicero Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > To pay legal fees and high-interest debt

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1980	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	49
Revolving Credit Balance:	$22,984.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I have background in the legal field and would like to help you out. But I need to know some details about what kind of legal fees you owe. (i.e. what type of case?)	The lawyer has asked for a retainer fee for a service that I may or may not need depending if permission is granted to me to respond to a performance evaluation. The process is in progress, but in order for the lawyer to be involved I have to have the fee ready to pay him. Thank you for your response.

Member Payment Dependent Notes Series 719789

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719789	$2,500	$2,500	7.29%	1.00%	April 11, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719789. Member loan 719789 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,300 / month
Current employer:	n/a	Debt-to-income ratio:	14.46%
Length of employment:	n/a	Location:	Torrington, WY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	37
Revolving Credit Balance:	$2,037.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your current source of income?	I receive 763.00 a month in disability on the 3rd of each month. I also work parttime at the Starch Barn. i receive approximately 300.00 on the 1st and 16th of each month.

Member Payment Dependent Notes Series 719793

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719793	$9,800	$9,800	14.91%	1.00%	April 11, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719793. Member loan 719793 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,708 / month
Current employer:	EYE-Q Vision Care	Debt-to-income ratio:	12.89%
Length of employment:	3 years	Location:	Fresno, CA

Home town:
Current & past employers:	EYE-Q Vision Care
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,111.00	Public Records On File:	1
Revolving Line Utilization:	47.40%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Current mortgage balance and home value, please?	$121,112.33 Mortgage Balance $135,000.00 Estimated Value

Member Payment Dependent Notes Series 719817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719817	$10,950	$10,950	11.11%	1.00%	April 8, 2011	April 18, 2014	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719817. Member loan 719817 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	24Hour Fitness	Debt-to-income ratio:	17.94%
Length of employment:	7 years	Location:	Plano, TX

Home town:
Current & past employers:	24Hour Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,833.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I have a few questions: 1. What do you do at 24Hour fitness? 2. What debt is being consolidated? Please be as specific as possible (credit card 1 - $5000 @ 14%)	1. Personal Trainer 2. Credit Card 1 - $4500 @ 19.99% Credit Card 2 - $5400 @ 18.24% Credit Card 3 - $1000 @ 17.24%
Thanks for the response. I just have two more questions. 1. Are you the sole wage earner in the household? (you listed $5000 gross / mo.) 2. What other major expenses do you pay on a monthly basis? (ex. mortgage, car loan, medical bills)	1. Currently, yes 2. Mortgage $1575, Car $350, Medical ~$100 (copays and prescriptions), Tithe $200, Utilities $500, Insurance $250, Communications $250)
I will be investing in your loan. I know you know this, but please remember we all work extremely hard for our money and we're counting on you to pay us back.	Definitely! I'm excited at the possibility of becoming an investor in a few years!! :-)

Member Payment Dependent Notes Series 719847

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
719847	$3,500	$3,500	7.29%	1.00%	April 8, 2011	April 18, 2016	April 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 719847. Member loan 719847 was requested on April 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,800 / month
Current employer:	Los Lunas Public Schools	Debt-to-income ratio:	7.75%
Length of employment:	6 years	Location:	Los Lunas, NM

Home town:
Current & past employers:	Los Lunas Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 4, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,969.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 720043

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720043	$3,000	$3,000	5.79%	1.00%	April 8, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720043. Member loan 720043 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	United States Navy	Debt-to-income ratio:	17.31%
Length of employment:	2 years	Location:	Hampton, VA

Home town:
Current & past employers:	United States Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	73
Revolving Credit Balance:	$6,423.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 720064

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720064	$12,000	$12,000	10.37%	1.00%	April 12, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720064. Member loan 720064 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	PolyVision Corporation	Debt-to-income ratio:	16.46%
Length of employment:	4 years	Location:	Atlanta, GA

Home town:
Current & past employers:	PolyVision Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > The loan I require is for inventory; specifically, to import rolled cork for fabrication of cork boards.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	23	Months Since Last Delinquency:	12
Revolving Credit Balance:	$3,814.00	Public Records On File:	0
Revolving Line Utilization:	25.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 720098

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720098	$5,000	$5,000	15.28%	1.00%	April 7, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720098. Member loan 720098 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	the howard elliott collection	Debt-to-income ratio:	11.15%
Length of employment:	5 years	Location:	SCHAUMBURG, IL

Home town:
Current & past employers:	the howard elliott collection
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > I plan on using these funds to zero out my chase mastercard and to hopefully put a down payment on an engagement ring. I am a good borrower because i know the importance of making on time payments and not borrowing beyond my means. Borrower added on 04/05/11 > I have been at the same job for 5 years.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,715.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you detail your monthly expenses (rent, insurance, car, food, utilities)? Amount paid per month on credit cards/interest rates? Will this loan cover all debt in addition to the ring?	Rent:$436/mo Car:Paid Insurance:Paid Food:$150-$200 Utilities:$150-$300 depending on season Chase Mastercard: $120.00 Discover:$100.00 Dell Computers: $75 This loan will completely pay off my chase card which bears a high interest rate and should cover most of the ring if not all of it. I am still pricing the ring out.

Member Payment Dependent Notes Series 720152

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720152	$7,600	$7,600	9.63%	1.00%	April 11, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720152. Member loan 720152 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Army National Guard	Debt-to-income ratio:	18.00%
Length of employment:	8 years	Location:	lenoir, NC

Home town:
Current & past employers:	Army National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > I am Active Army. Just got back from Iraq last year, bought a house, and am currently doing home improvements on the house to raise the value of my home and to better suit my needs. I always maintain a good budget and have never been late on any payments.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	54
Revolving Credit Balance:	$13,289.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 720171

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720171	$5,300	$5,300	13.80%	1.00%	April 11, 2011	April 19, 2016	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720171. Member loan 720171 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Tinker AFB	Debt-to-income ratio:	0.64%
Length of employment:	< 1 year	Location:	CHOCTAW, OK

Home town:
Current & past employers:	Tinker AFB
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > I recently started working as a public employee, I'm on a GS 7, 9, 11 program. In January is when I start as a 7, then the following year I'm non competitively promoted to a 9, and the year after that I'm non competitively promoted to an 11. Because I'm a public employee you can look up the civilian pay scale to approximate my annual salaries, the number you find will not have the locality percentage however it will be within 5-8%. Borrower added on 04/07/11 > Due to recent events I feel that I must address the issue Congress has been working on lately. Congress has recently stated that essential elements of the federal government will remain open. Air Force personnel at Tinker are paid with different types of funding. O&S, CSA, and DMAG. O&S is Operations and Support and DMAG is Depot Maintenance Activation Group, O&S funded people are scheduled to be furloughed if the budget is not passed. I work for 76 PMXG and in my business office we support the operations on engines that are used in planes that are essential in the defense of our country. My organization is DMAG funded and as such is not scheduled to be furloughed. I hope this helps. Thank you

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$442.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Purpose of loan?	In celebration of my upcoming college graduation I would like to go on a trip.
What do you do at Tinker AFB, and where did you work prior to that?	My job series is 0399 Administrative and office support student trainee, right now I work in PMXG Propulsion Maintenance Group out of 3001/ mile long building. This is my first rotation here at Tinker AFB. Previous forms of employment are Mc Donalds floor manager and waiter for a local restaurant.

Member Payment Dependent Notes Series 720193

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720193	$1,000	$1,000	10.37%	1.00%	April 7, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720193. Member loan 720193 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Florida International University	Debt-to-income ratio:	8.52%
Length of employment:	4 years	Location:	Miami, FL

Home town:
Current & past employers:	Florida International University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,529.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at FIU?	Educational media coordinator

Member Payment Dependent Notes Series 720201

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720201	$5,500	$5,500	10.37%	1.00%	April 11, 2011	April 19, 2016	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720201. Member loan 720201 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,364 / month
Current employer:	US Army	Debt-to-income ratio:	16.77%
Length of employment:	8 years	Location:	Killeen, TX

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > Hello, thank you for investing in my Home Improvement loan. I am a active duty Army Medic. Upon return from my most recent deployment last month, I discovered a small water leak had destroyed my shower surround and flooring and the Insurance company would not cover it, hence my reason for applying to Lending Club. So far, I am quite pleased with the experience and the number of investors willing to help out.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,987.00	Public Records On File:	0
Revolving Line Utilization:	22.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 720208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720208	$6,000	$6,000	10.00%	1.00%	April 8, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720208. Member loan 720208 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,100 / month
Current employer:	CALco	Debt-to-income ratio:	12.32%
Length of employment:	2 years	Location:	Spring Grove, IL

Home town:
Current & past employers:	CALco
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,940.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Hello, This is for a credit line threw GE money that I failed to read the rules and regulations closely. I feel that I had one pulled over on me. It was 0% interest for 1 year on a nine thousand dollar credit line for new windows and doors in my home. It was not explained that after the one year period you get hit with all the interest from the loan. Then the rate jumped to 20% which is unbelievable. I called GE and they dont refinance their credit lines. So thats why I applied at Lending Club to lower my Apr. My payment is only 155 a month with GE and I have been Paying $260 a month which has lowered my balance around $3000 this year. I have never missed a payment in my life. I am also not able to transfer balances to my other credit cards. Please let me know if this has answered your questions. Thanks Jeff
Hello, I will be investing in your loan. I know you know this, but please remember we all work extremely hard for our money and we're counting on you to pay us back.	Hello, No problem. I have nothing stopping me or prohibiting me from obtaining credit cards or credit lines. I only have about 2500-3000 on two other credit cards which are below the 50% mark. I purchased a wedding ring from kay jewelers with a credit line that I opened in August of 2010 with a limit of $7800. I financed $3800 on that card and I only have a balance of $213 dollars left on that which will be completely paid off on the 1st of may! I am pretty quick to pay off my debts. I will not Pay %20 on any credit line or card ever. This is my reason for this application. I have recently paid off my vehicle and have enough in my 401K if I wanted to take a loan from that. Please let me know if this helped. Thanks, Jeff

Member Payment Dependent Notes Series 720266

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720266	$5,000	$5,000	14.17%	1.00%	April 12, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720266. Member loan 720266 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	product resources	Debt-to-income ratio:	14.13%
Length of employment:	9 years	Location:	peabody, MA

Home town:
Current & past employers:	product resources
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,377.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Can you explain where you work and what exactly you do there? What are the type, the balances and interest rates of the loans you are trying to consolidate?	Type your answer here.i work at product resources in beverly ma. i am the production inventory controller for the company.credit card balance of 1,377.54 at 23%.medical bills of 1200.00. other loan of 520.00 balance. insurance bill of 821.00.

Member Payment Dependent Notes Series 720282

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720282	$7,000	$7,000	14.91%	1.00%	April 8, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720282. Member loan 720282 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,460 / month
Current employer:	Burger King	Debt-to-income ratio:	20.35%
Length of employment:	1 year	Location:	Boston, MA

Home town:
Current & past employers:	Burger King
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,794.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will this loan be used for?	i want to pay off all my credit cards and make a one payment to the loan so i can pay off quickly and be debt free.

Member Payment Dependent Notes Series 720305

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720305	$8,000	$8,000	12.68%	1.00%	April 8, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720305. Member loan 720305 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	VisionFriendly.com	Debt-to-income ratio:	12.92%
Length of employment:	2 years	Location:	Yorkville, IL

Home town:
Current & past employers:	VisionFriendly.com
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > Purpose of loan: Repayment of credit card and tax debt and to purchase a used vehicle. My financial situation: I have been paying down debt from a failed business for the past 2 years. This will allow me to finallly be done with it. This loan will consolidate that debt to a lower interest rate and also allow me to purchase a used vehicle. I am selling my truck as well, which is financed, and that will reduce my montly expenses significantly. I will be able to repay this loan ontime or even early without any difficulties. Monthly net income: $2800 Monthly expenses: Housing: $1175 Insurance: $25 Car expenses: $0 Utilities: $0 Phone, cable, internet: $75 Food, entertainment: $400 Clothing, household expenses: $75 Credit cards and other loans: $350 Other expenses: $100 Total Monthly expenses: $2200

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	46
Revolving Credit Balance:	$1,824.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What caused the delinquency 46 months ago? What is being done different to avoid a reoccurence of delinquency?	That delinquency was becuase of poor management of my bills at the time. I pay all bills electronically now, and I set them up to pay more than the minimum payment and prior to the due date in most instances.

Member Payment Dependent Notes Series 720315

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720315	$3,500	$3,500	13.80%	1.00%	April 12, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720315. Member loan 720315 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Harbor Hospital	Debt-to-income ratio:	18.19%
Length of employment:	4 years	Location:	Randallstown, MD

Home town:
Current & past employers:	Harbor Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > I will be using this loan to pay off two high interest rate credit cards and finish having my basement wall replaced as a result of water damage. I have stable emploment as a registered nurse and will not have a issue repaying this loan. I know that paying off these two credit cards will be a financially sound decision because I will pay less money in interest and it will also improve my credit score.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,618.00	Public Records On File:	1
Revolving Line Utilization:	47.60%	Months Since Last Record:	76
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, can yo explain the pblic record on file? it says one listed at 76 months ago. What do you plan to do to help keep your debt in line in the future? Do you have an emergency fund? Thanks for your answers. sj	The public record on file is the result of a divorce in which I was left with the bulk of the bills. Since that time I have kept my credit straight since I only have myself to be concerned about. Yes, I do have an emergency fund. Being a home owner you most definitley need one and by getting rid of these credit cards with high interest rates will allow me to save more money.

Member Payment Dependent Notes Series 720358

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720358	$4,500	$4,500	10.37%	1.00%	April 8, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720358. Member loan 720358 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Lockheed Martin Co.	Debt-to-income ratio:	3.87%
Length of employment:	6 years	Location:	BALTIMORE, MD

Home town:
Current & past employers:	Lockheed Martin Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > These funds will be used to complement the budget I have for home improvement on my house. I have a stable job and have been an engineer for 15 years. I've held my current job for 6 years.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,697.00	Public Records On File:	1
Revolving Line Utilization:	94.50%	Months Since Last Record:	94
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please specify what type of home improvements project(s) you are looking to complete as well as why it's important to you?	The house in itself is fine, but I want to give it a modern look. I'm changing walls, ceiling, I'm installing spiral stairs and hardwood floors. this would make my house feel more like home as well as considerably increase the value of the house, which always helps in this market. As I mentioned, this money will not pay for everything, but will add to the money I've already put aside for this project. Thanks for your support.

Member Payment Dependent Notes Series 720360

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720360	$4,800	$4,800	13.06%	1.00%	April 8, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720360. Member loan 720360 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	First Fleet	Debt-to-income ratio:	15.87%
Length of employment:	2 years	Location:	JAMESTOWN, NC

Home town:
Current & past employers:	First Fleet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	26
Revolving Credit Balance:	$15,837.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 720443

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720443	$5,000	$5,000	5.42%	1.00%	April 8, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720443. Member loan 720443 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,700 / month
Current employer:	n/a	Debt-to-income ratio:	6.76%
Length of employment:	n/a	Location:	ft myers beach, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120,881.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 720540

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720540	$2,400	$2,400	15.28%	1.00%	April 12, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720540. Member loan 720540 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Adrian Yi	Debt-to-income ratio:	6.24%
Length of employment:	< 1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	Adrian Yi
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,154.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 720575

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720575	$6,000	$6,000	5.79%	1.00%	April 11, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720575. Member loan 720575 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	ACI Global	Debt-to-income ratio:	6.47%
Length of employment:	2 years	Location:	Granbury, TX

Home town:
Current & past employers:	ACI Global
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > We are building a garage on our property on the lake. Own the land (free and clear - valued at $90,000+) and will pay off the house off in approx. 8 yrs. Been in the same industry my whole career (30+ yrs.) and will retire in 10 yrs. Want to borrow the money to avoid using our emergency fund.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	63
Revolving Credit Balance:	$4,874.00	Public Records On File:	0
Revolving Line Utilization:	17.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 720594

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720594	$4,500	$4,500	13.80%	1.00%	April 8, 2011	April 19, 2016	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720594. Member loan 720594 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Harris County	Debt-to-income ratio:	18.25%
Length of employment:	9 years	Location:	SPRING, TX

Home town:
Current & past employers:	Harris County
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > This loan is going to be for some outdoor improvements. Although my credit report reflects some delinquencies in the past, my payment history for the past four years has been excellent! I have lived at the same address for seven years, and have a stable job history. In the last four years I have completed my college degree, promoted in the orgainzation I've been employed by for the past nine years, and have had nearly a 100% pay rate increase. Thank you for your consideration. Borrower added on 04/06/11 > Thanks to all for funding 40% of my request. Your kindness is greatly appreciated. Borrower added on 04/07/11 > Whoever made the $500.00 investment from California, THANKS! Borrower added on 04/07/11 > My business professor once said that there are three kinds of people in this world. Those who can count, and those who can't! $3,375.00 down means $1,125.00 to go. Thanks for making this possible! Borrower added on 04/07/11 > I need $25.00 to be fully funded!

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	38
Revolving Credit Balance:	$10,494.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 720765

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720765	$3,200	$3,200	12.68%	1.00%	April 8, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720765. Member loan 720765 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,112 / month
Current employer:	University of Pittsburgh	Debt-to-income ratio:	14.11%
Length of employment:	< 1 year	Location:	OAKMONT, PA

Home town:
Current & past employers:	University of Pittsburgh
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	30
Revolving Credit Balance:	$5,486.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What caused the delinquency 30 months ago? What is being done different to avoid a reoccurence of delinquency?	I only want to consolidate/eliminate the credit accounts with the ridiculously high interest rates. I attempted to get them lowered with no success. Thank you

Member Payment Dependent Notes Series 720788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720788	$10,000	$10,000	13.43%	1.00%	April 12, 2011	April 19, 2016	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720788. Member loan 720788 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	n/a	Debt-to-income ratio:	20.52%
Length of employment:	n/a	Location:	Medford, OR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,586.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Retiree, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs?2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender 505570 U S Marine Corps Retired Va Bch VA	U.S. Marine Corp Retired: Question #1: I am single and my household yearly income is approximately $32000 consisting of Social Security, some Canadian pension, and annuity. Although "retired" in addition I do managment consulting as a result of being in business and consulting for a major university for 15 years. Question #2: I am probably looking at 2-3 years to pay the loan off.
For EACH debt you plan to pay off with this loan, please provide [in following format] the Lender, Amount, RATE, MinMoPaymt for that loan [eg, Chase, 5500, 9.99%, 75]. Do not omit the RATE. If this is a %u201Cconsolidation%u201D LC loan, the total should add up to nearly the LC amount you are requesting so, if it doesn%u2019t, please explain the difference. Tx.	Two cards: Chase is 5500 at 22% AND 18% Cap One is 5000 at 18%
Since this is a debt consolidation loan, for each debt you currently have please list the amount you owe, the interest rate, and the amount you pay monthly. Also, indicate which debts you will and which debts you will not be consolidating using this loan.	I have two major credit cards, one for 5500 and one for 5000 which will be paid with the loan. They presently cost me over $300 a month.
Since this is a debt consolidation loan, for each debt you currently have please list the amount you owe, the interest rate, and the amount you pay monthly. Also, indicate which debts you will and which debts you will not be consolidating using this loan.	Asked the same question twice.

Member Payment Dependent Notes Series 720817

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720817	$4,000	$4,000	10.00%	1.00%	April 11, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720817. Member loan 720817 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Houston ISD	Debt-to-income ratio:	18.17%
Length of employment:	10+ years	Location:	Rosharon, TX

Home town:
Current & past employers:	Houston ISD
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,182.00	Public Records On File:	1
Revolving Line Utilization:	59.10%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What isHouston ISD and what do you do there?	ISD stands for Independent School District and I'm an administrator.

Member Payment Dependent Notes Series 720833

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720833	$4,500	$4,500	13.06%	1.00%	April 11, 2011	April 19, 2016	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720833. Member loan 720833 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Cunningham Waters, Inc.	Debt-to-income ratio:	12.59%
Length of employment:	3 years	Location:	Lyman, SC

Home town:
Current & past employers:	Cunningham Waters, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > Looking to purchase health appliance Borrower added on 04/05/11 > Looking to purchase appliance for health

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,361.00	Public Records On File:	0
Revolving Line Utilization:	87.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 720861

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720861	$20,000	$20,000	20.11%	1.00%	April 11, 2011	April 20, 2016	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720861. Member loan 720861 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	republic services	Debt-to-income ratio:	15.18%
Length of employment:	7 years	Location:	BRICK, NJ

Home town:
Current & past employers:	republic services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	6
Revolving Credit Balance:	$9,126.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Yes 2.$230,000 3.$240,000
Why the delinquency six months ago?	Any delinquency that occurred was due to a surgery that I had by the Veterans Admin. The surgery was unsuccessful and I required a second surgery. During these surgical periods, I was out of work and my disability compensation from the Veterans Admin took months to reach my bank account. Therefore all my creditors were late in being paid properly. I contacted all my delinquent creditors and explained my situation, I even sent my medical records and asked for cooperation during my strained financial status due to no fault of my own. I was waiting for money that was to be available once I was out of work. The money didn't show until months after my surgery. I had no control over the outcome of my delinquencies. I asked every creditor including my mortgage company to please work with me.
(1) What is Republic Services and what is your position with them? (2) What was your delinquency 6 months ago? (3) Please list all the debts you wish to consolidate (name of creditor, amount owed, and interest rate currently being charged on the debt). Thanks in advance for your cooperation in answering these questions.	1. Republic Service is one of the largest waste management/collections services in the US. You can find them on the Stock Market under RSG. I am a professions driver with them. 2. See see delinquency on my last members question/answer. 3. Wells Fargo $5,000, Citi Master Card $5000, Sheffield $5000.

Member Payment Dependent Notes Series 720912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720912	$3,000	$3,000	10.00%	1.00%	April 8, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720912. Member loan 720912 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,208 / month
Current employer:	MEDITECH	Debt-to-income ratio:	11.31%
Length of employment:	< 1 year	Location:	Cambridge, MA

Home town:
Current & past employers:	MEDITECH
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > My job requires me to travel frequently. I put the hotel/car rental/meals on my card and expense it when I return from the trip at an average of $750 per trip. I'm not behind on card payments I just need to move the balances off my cards as I may be making multiple trips per month in the spring and summer.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,259.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 720941

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720941	$5,000	$5,000	12.68%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720941. Member loan 720941 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,950 / month
Current employer:	Indian Health Service	Debt-to-income ratio:	10.83%
Length of employment:	8 years	Location:	Lander, WY

Home town:
Current & past employers:	Indian Health Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,851.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 720966

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720966	$5,200	$5,200	13.43%	1.00%	April 8, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720966. Member loan 720966 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	NuVision FCU	Debt-to-income ratio:	9.51%
Length of employment:	3 years	Location:	huntington beach, CA

Home town:
Current & past employers:	NuVision FCU
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > Paying off one loan to lower interest, and another small loan which will save me about 150.00 a month. Borrower added on 04/05/11 > My current lender has sold my loan to another lender with risky lending practices. I have one loan already with Lending Club which was a balance transfer and I saved monies as well.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	50
Revolving Credit Balance:	$946.00	Public Records On File:	0
Revolving Line Utilization:	14.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
-What do you do at NuVision Federal Credit Union? -How long have you had your existing LC loan and what is the loan ID number? Thanks.	I am a loan processor, and I have had my loan since may last year.

Member Payment Dependent Notes Series 720977

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
720977	$4,000	$4,000	13.06%	1.00%	April 7, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 720977. Member loan 720977 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	CompuCycle	Debt-to-income ratio:	11.47%
Length of employment:	< 1 year	Location:	Houston, TX

Home town:
Current & past employers:	CompuCycle
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > Young professional looking to get rid of college cards before marriage.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,941.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house in your name? If not, who does? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. I don't have a mortgage. I currently rent an apartment for $600 a month. 2. N/A 3. N/A 4. N/A 5. I have been in my current residence for 8 months

Member Payment Dependent Notes Series 721018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721018	$4,000	$4,000	5.42%	1.00%	April 11, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721018. Member loan 721018 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	22.85%
Length of employment:	4 years	Location:	Oak Park, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/05/11 > I have an established consulting service. I would like to expand opportunities by purchasing newer digital surveying equipment.

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,018.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 721033

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721033	$6,000	$6,000	5.79%	1.00%	April 11, 2011	April 19, 2014	April 19, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721033. Member loan 721033 was requested on April 5, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	nelco products	Debt-to-income ratio:	3.50%
Length of employment:	10+ years	Location:	fullerton, CA

Home town:
Current & past employers:	nelco products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,166.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 721057

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721057	$4,000	$4,000	12.68%	1.00%	April 12, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721057. Member loan 721057 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,467 / month
Current employer:	Accenture	Debt-to-income ratio:	5.47%
Length of employment:	5 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Accenture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > This loan will help toward moving expenses. I expect to pay it off by the end of 2011when another source of income begins this fall. Borrower added on 04/06/11 > This loan will help toward moving expenses. I'm so excited to experience a new city!

A credit bureau reported the following information about this borrower member on April 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	68
Revolving Credit Balance:	$2,456.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 721079

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721079	$13,000	$13,000	9.63%	1.00%	April 12, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721079. Member loan 721079 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	ALOM Technologies, Inc.	Debt-to-income ratio:	10.94%
Length of employment:	2 years	Location:	Newark, CA

Home town:
Current & past employers:	ALOM Technologies, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,145.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	to consolidate: 1. citicard - $2,150 interest 13.99% APR 2. citicard - $4,220 interest 14.99% APR 3. chase - $2,720 interest 18.99% APR 4. AMEX - $2,938 interest 15.24% APR 5. Walmart - $600 interest 20.99% APR has anything occurred to avoid accruing new debt? NO

Member Payment Dependent Notes Series 721179

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721179	$10,000	$10,000	11.11%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721179. Member loan 721179 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,458 / month
Current employer:	wells fargo	Debt-to-income ratio:	13.81%
Length of employment:	10+ years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	wells fargo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > Wedding expenses Borrower added on 04/06/11 > wedding

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	26
Revolving Credit Balance:	$5,205.00	Public Records On File:	0
Revolving Line Utilization:	13.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, 1. Starting with your gross income per month, can you tell us what is NET income (net of 401K, tax, FSA, etc.) and then list your major expenses so that we are comfortable that you can pay this loan off? Major expenses should include your rent, medical bill (if any), food, gas or public transports, entertainment, monthly credit card payment, and other loan monthly payment. 2. What is the delinquency 26-month ago regarding? Thx!	Hi, my after tax pay is 1,830.99 every two weeks. My husband is also employed full time with an income of $2,000 every two weeks. We split the bills. Mortgage 1,100 - HE $500.00 - Credit card - $100.00 food - $300 - gas =$100 entertainment -$300.00. I don't know what the delinquency is about, do you have any more info on it?

Member Payment Dependent Notes Series 721221

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721221	$4,000	$4,000	9.63%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721221. Member loan 721221 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Security National Automotive	Debt-to-income ratio:	23.00%
Length of employment:	< 1 year	Location:	WEST CHESTER, OH

Home town:
Current & past employers:	Security National Automotive
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	45
Revolving Credit Balance:	$2,587.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 721257

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721257	$8,000	$8,000	9.63%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721257. Member loan 721257 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,491 / month
Current employer:	Meriden BOE	Debt-to-income ratio:	21.28%
Length of employment:	10+ years	Location:	Meriden, CT

Home town:
Current & past employers:	Meriden BOE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > been at my job for 12 years and very stable want to get rid of high debt credit cards and cancel all but 1 and pay less interest This will come directly out of my acct and no repayment issues

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	39
Revolving Credit Balance:	$7,182.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: * Itemize your monthly expenses. * Explain your role at your job. * List the principal and the interest rate of each loan to be consolidated. Thank you in advance.	I am a school secretary been at same employer since 1999 Balance of individual credit cards (not loans) total 7600 with interest rates from 12% to 26% would like to consolidate for lower interest and rid myself of these debts and make one monthly payment

Member Payment Dependent Notes Series 721289

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721289	$7,000	$7,000	10.00%	1.00%	April 12, 2011	April 20, 2016	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721289. Member loan 721289 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Homestar Remodeling	Debt-to-income ratio:	15.26%
Length of employment:	7 years	Location:	COLUMBUS, OH

Home town:
Current & past employers:	Homestar Remodeling
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > I am getting gutters, a rubber roof, and half of my windows done. Borrower added on 04/09/11 > As you can see from my credit report, I have no problem meeting my financial obligations. In fact, I had cash saved up for this project. However, unexpected car repairs and driveway issues ate up those savings. I plan on paying this loan off early. I have recently paid off several 12 month same as cash loans, the GE card will be paid off soon, and my school loan (286 per month) will be paid off in the next two months as well. Thank you for your consideration and your help.

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,164.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 721291

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721291	$7,200	$7,200	7.29%	1.00%	April 12, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721291. Member loan 721291 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,833 / month
Current employer:	ResearchNow	Debt-to-income ratio:	17.41%
Length of employment:	6 years	Location:	Garland, TX

Home town:
Current & past employers:	ResearchNow
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > I'm a full-time employed person with excellent credit. I bought a house about three years ago and would like to make some improvements.

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,662.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 721319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721319	$6,250	$6,250	5.42%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721319. Member loan 721319 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Great Basin Beverage	Debt-to-income ratio:	23.52%
Length of employment:	< 1 year	Location:	Elko, NV

Home town:
Current & past employers:	Great Basin Beverage
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > This will pay off other debt for you know who Borrower added on 04/06/11 > Worked at last job for 14.5 years. Have severance money available but it is pre tax and would like to leave it there for now. Maintained the computers and equipment at my current job since my friend bought the business 11 years ago. Borrower added on 04/08/11 > My credit score has always been high and I pay my debts on time or ahead of time. This is a debt consolidation loan for my credit cards. I will soon be doing warranty repair work for Dell Computers part-time along with my current full-time employment.

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,366.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 721333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721333	$2,000	$2,000	10.00%	1.00%	April 8, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721333. Member loan 721333 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,720 / month
Current employer:	Voice Prepaid, Inc.	Debt-to-income ratio:	6.62%
Length of employment:	5 years	Location:	Everett, MA

Home town:
Current & past employers:	Voice Prepaid, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > Reasons to request this personal loan: - Consolidate some debt (High Interest Credit Card, etc) - Buy a new computer (It will help me make some extra money) I'm always paying my dues on time and try to pay them off before expected by making extra payments. I'm employed for 5 years now working for the same company.

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	63
Revolving Credit Balance:	$5,087.00	Public Records On File:	0
Revolving Line Utilization:	45.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Hi Member_550691. First of all thank you very much for helping me with your investment. According to the terms and condition, as I understood, I can't disclose details. But I what I can say is that my credit card interest right now is 16% and I don't own so much money. Most of this money is going towards buying a new computer. The machine I need must be customized for Graphic Design and video editing purpose. As I mentioned in the Loan Description, it's going to help me make an extra cash what would allow me to pay this loan back faster than expected. By now I'm 95% funded. Thank you all for your cooperation and support. God Bless.
Tell me more about the company you work for? I looked at the web site and I can not get much information.	Voice Prepaid Inc. is a Telecommunication company located at Medford Massachusetts. We are in the market for almost 10 years now serving the New England area. Most of the business is based on Prepaid products like: Cell Phones, Long Distance phone cards, Point of Sales machines etc. We are a small but solid company growing despite the financial crisis the world is facing right now.
I see that it is a small amount you need do you plan to pay it back before the 36 months?	Sure. It will be definitely paid way before the expected time. Not that I'm obligated to. The deal is 36 months. Remember? The only thing I'm not allow to do is to fail by not respecting the terms established in which both parties agreed to fulfill. Again: Yes, my plan is to pay it all back before the 36 months. Thanks.

Member Payment Dependent Notes Series 721384

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721384	$2,400	$2,400	13.06%	1.00%	April 8, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721384. Member loan 721384 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	city of rapid city	Debt-to-income ratio:	9.04%
Length of employment:	6 years	Location:	rapid city, SD

Home town:
Current & past employers:	city of rapid city
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > buying pinball machine for family.

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,092.00	Public Records On File:	1
Revolving Line Utilization:	29.10%	Months Since Last Record:	113
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 721458

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721458	$3,000	$3,000	7.29%	1.00%	April 11, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721458. Member loan 721458 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Shoreacres	Debt-to-income ratio:	17.68%
Length of employment:	7 years	Location:	Gurnee, IL

Home town:
Current & past employers:	Shoreacres
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > 2009 Kawasaki 650R Ninja Black Pro Motorsports Borrower added on 04/07/11 > moto Borrower added on 04/08/11 > I make great money. I have very low debt and pay on time. My cost of living is low. My job is very stable and not affected by market trends. I invest well and have decent savings to fall back on. Borrower added on 04/08/11 > I could pay for the motorcycle i am purchasable at once but this loan will help my credit and i like to keep a larger sum of money liquid. Borrower added on 04/08/11 > The motorcycle i plan to purchase will be my second. I have ridden for over 10 years. The motorcycle i plan on purchasing is worth almost twice as much as this loan. I will have full insurance coverage from the date of purchase. Borrower added on 04/08/11 > I have already put two thousand down on the bike. Borrower added on 04/08/11 > Thank you too all the current and future investors. Borrower added on 04/10/11 > I am a low risk investment!

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	11
Revolving Credit Balance:	$6,373.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 721468

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721468	$1,000	$1,000	7.29%	1.00%	April 8, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721468. Member loan 721468 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Limited Brands - Victoria's Secret	Debt-to-income ratio:	5.44%
Length of employment:	1 year	Location:	Bellingham, WA

Home town:
Current & past employers:	Limited Brands - Victoria's Secret
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > I have a stable job, and just need this loan temporarily as I plan to pay to have it fully paid by the next 6-8 months.

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,082.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 721515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721515	$1,200	$1,200	7.29%	1.00%	April 8, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721515. Member loan 721515 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Pioneer Playhouse	Debt-to-income ratio:	25.50%
Length of employment:	4 years	Location:	Danville, KY

Home town:
Current & past employers:	Pioneer Playhouse
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > My wife and I will be using this loan towards two months of rent for our house. Once this loan is recieved and used it will be paid off in full.

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 721745

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721745	$16,300	$16,300	14.91%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721745. Member loan 721745 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,222 / month
Current employer:	Sacred Heart Hospital	Debt-to-income ratio:	24.17%
Length of employment:	10+ years	Location:	Navarre, FL

Home town:
Current & past employers:	Sacred Heart Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > I am making the commitment to become debt free (other than mortgage) within the next three to five years. I will be using this loan to pay off high interest rate credit cards. This income is not reflecting the 20+thousand per year of my husband's income. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,988.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. Thanks.	1. Total household net income is 5800.00 per month. 2. Mortgage (including escrow account for taxes and insurance 1350.00 car payment 260.00 auto insurance 280.00 total (for three vehicles) utilities 150.00 cable, phone and internet 110.00 cell phones 150.00 credit cards to be paid Barclays 4700.00 30.24% Target 1000.00 23.24% Home Depot 4400.00 25.99% Capitol One 4575.00 17.9% Macy's 1100.00 24.5%
After reviewing your information I would like to help you with your loan. Please always keep in mind, that this is not a big bank company your getting a loan from. And will just be bailed out If you default, it's every day people you are taking money from that were looking to help you for a little return. Goodluck to you and your loan! and I hope everything works out for the best.	Thank you very much for your support in funding this loan that will help me towards my goal of becoming debt free.

Member Payment Dependent Notes Series 721768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721768	$8,000	$8,000	11.11%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721768. Member loan 721768 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	City of Wichita	Debt-to-income ratio:	15.18%
Length of employment:	3 years	Location:	MULVANE, KS

Home town:
Current & past employers:	City of Wichita
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > My husband (Branden) and I are attempting to consolidate our credit card debt. We have been blessed with three children (two of which we hadn't planned on having just at that particular moment). As a para I do not get paid maternity leave so the subsequent time off proved to be a financial hardship and left us with a slight hole to dig out of which to dig. I regularly pay twice or thrice the minimum payment on all of our cards and would like the clear deadline and locked interest a loan affords. Thank you in addvance to anyone who feels they could help us achieve our goal.

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,158.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to fund your loan, but prior to doing so, I would like to see your response to the following items: * Itemize your monthly expenses. * Explain your role at your job. * List the principal and the interest rate of each loan to be consolidated. Thank you in advance.	I'm not comfortable ennumeratingin detailmy monthly expenses but suffice it to say I am the mother of three small children so diapers, formula, fresh veggies, and un fortunately ever-larger clothing comprises the bulk. I am consolidating credit cards. One with a balance of $4,000, APR of around 18%, $1,500, APR of 12%, and three store cards of balances ranging from $300-$500. I work as a para for a school psych. A job that requires a bachelors's but does not include any benefits. I provide academic testing, classroom pbservations, contact parents when needed and take careof any clerical duties that may arise.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I would refer you to another answer in regards to debt I am consolidating. Beyond that we have one car loan at 4% and student loans.
Thank you, I will be investing in your loan. I know you know this, but please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you. Rest assured that my husband and I have NEVER not paid our bills, and for us it is as much a matter of morals and ethics to honor our debts as it is good fiscal sense.

Member Payment Dependent Notes Series 721803

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721803	$2,500	$2,500	10.37%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721803. Member loan 721803 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Town of Hubbardston	Debt-to-income ratio:	29.27%
Length of employment:	4 years	Location:	fitchburg, MA

Home town:
Current & past employers:	Town of Hubbardston
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	24
Revolving Credit Balance:	$885.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you going to do with this money?	Consolidate some debt and pay for my golf membership

Member Payment Dependent Notes Series 721856

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721856	$10,000	$10,000	15.28%	1.00%	April 12, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721856. Member loan 721856 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Swinerton Builders	Debt-to-income ratio:	15.88%
Length of employment:	2 years	Location:	Ewa beach, HI

Home town:
Current & past employers:	Swinerton Builders
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	19	Months Since Last Delinquency:	3
Revolving Credit Balance:	$14,728.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 721920

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721920	$4,000	$4,000	7.29%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721920. Member loan 721920 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Central Garden & Pet	Debt-to-income ratio:	12.43%
Length of employment:	10+ years	Location:	Concord, CA

Home town:
Current & past employers:	Central Garden & Pet
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	71
Revolving Credit Balance:	$35,449.00	Public Records On File:	0
Revolving Line Utilization:	93.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 721991

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
721991	$5,000	$5,000	7.66%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 721991. Member loan 721991 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	St. Vincent's Medical Center	Debt-to-income ratio:	8.04%
Length of employment:	4 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	St. Vincent's Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > With this loan, we are on our way to paying off all our debt outside our mortgage. We were just forced to use these credit cards in the past because of health issues and death in the family. Otherwise, we really don't want any debt and have NEVER been late nor delinquent in any of my financial obligations. I am gainfully employed in a supervisory position of a very stable profession and industry. Borrower added on 04/06/11 > My husband has a fulltime job as well and our monthly budget include 1800 for mortgage payment, app. 1000 for food and monthly bills, and investment for our kids 529 college plans. We don't have any car payments and live frugally (i.e.no fancy phones-just prepaid with no contracts).

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$195.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi there, 1. Assuming your husband will help you pay this loan, what is your joint household income/month? 2. How much do you owe on your home and how much is it CURRENTLY worth (go to zillow.com if needed)? 3. What is the type, outstanding amount, and interest rate of your debt you are trying to consolidate? 4. What is ur monthly payment of your 529 college plans? Thx!	1) Yes, my husband will help pay for the loan though admittedly, I make more than him. :-) And I am in charge of managing our finances so I juggle between the combined income for the expenses and paying down debt. Based on the 2010 income tax we recently filed, we made a total of $90,000 last year. 2) We still owe around $215,000 on the home and based on figures of Zillow and the city's property appraiser's office, our home is currently valued at around $220,000 - 225,000. While it lost value by around 15-20K within the past few years, it's still performing significantly better than most neighborhoods in our city since we live in the "nicer" part of town with excellent public schools. 3) We're using this loan to completely wipe out 3 credit card debts: a) 3000+ @ 22% b) 2000+ @ 19% c) 1500 @ 14%. We're using the tax refund to pay off the amount beyond this 5000 loan. 4) We are on our 2nd year of a 5-years to pay prepaid 529 state plan. Our monthly premium amount to app. 540 and change a month. Hope these answers help. Thanks...

Member Payment Dependent Notes Series 722076

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722076	$2,425	$2,425	5.42%	1.00%	April 8, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722076. Member loan 722076 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,508 / month
Current employer:	Accenture	Debt-to-income ratio:	11.14%
Length of employment:	4 years	Location:	Fort Lee, NJ

Home town:
Current & past employers:	Accenture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/06/11 > All, I would like to borrow $2425 dollars to pay off two of my credit cards. To give you some background information, I work full-time, and make a great living. I just don't want to pay off my credit card right now, and would rather pay it off when I receive my bonus at the end of the year. However, keeping the money on the credit cards at 20% APR interest isn't the smartest thing to do - so I would like to refinance at LendingClub. This gives me the flexibility of having no credit card debt, as well as paying very low interest. You should have no doubts about your investment. Your investment is safe with me. Cheers!

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,341.00	Public Records On File:	0
Revolving Line Utilization:	55.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 722089

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722089	$4,375	$4,375	10.00%	1.00%	April 11, 2011	April 20, 2014	April 20, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722089. Member loan 722089 was requested on April 6, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	lotus marketing group	Debt-to-income ratio:	15.92%
Length of employment:	< 1 year	Location:	daly city, CA

Home town:
Current & past employers:	lotus marketing group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$311.00	Public Records On File:	0
Revolving Line Utilization:	62.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 722273

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722273	$12,000	$12,000	10.37%	1.00%	April 12, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722273. Member loan 722273 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,083 / month
Current employer:	Hackettstown High School	Debt-to-income ratio:	10.41%
Length of employment:	3 years	Location:	Hackettstown, NJ

Home town:
Current & past employers:	Hackettstown High School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/08/11 > This loan will be consolidating my credit debt at a lower interest rate. I have not missed a payment in 2-3 years. I just want my cards cleared and get everything on track. This loan will be paid in 3 years or less. I plan on paying more than the required monthly amount to help keep the interest payments lower.

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	37
Revolving Credit Balance:	$8,443.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 722305

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722305	$5,000	$5,000	12.68%	1.00%	April 11, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722305. Member loan 722305 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Corporate Executive Board	Debt-to-income ratio:	5.04%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	Corporate Executive Board
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,848.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 722310

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722310	$4,500	$4,500	14.54%	1.00%	April 12, 2011	April 22, 2014	April 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722310. Member loan 722310 was requested on April 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,768 / month
Current employer:	state attorney	Debt-to-income ratio:	20.87%
Length of employment:	10+ years	Location:	GAINESVILLE, FL

Home town:
Current & past employers:	state attorney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	57
Revolving Credit Balance:	$9,580.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 722385

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722385	$1,900	$1,900	7.29%	1.00%	April 11, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722385. Member loan 722385 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,208 / month
Current employer:	american lifting products	Debt-to-income ratio:	23.05%
Length of employment:	3 years	Location:	miami, FL

Home town:
Current & past employers:	american lifting products
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,508.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is american lifting products and what do you do there?	Hello, American lifting is a company dedicated to the distribution of construction products and elevator wire rope for South Florida. I am the inside sales. I quote, enter and process orders. I also assist the general manager. I answer phones, greet customers, ship items, and do payables and receivables. My schedule is from 8 to 5 Monday thru Friday. Regards, Claudia Escobedo

Member Payment Dependent Notes Series 722587

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722587	$5,000	$5,000	16.02%	1.00%	April 12, 2011	April 21, 2016	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722587. Member loan 722587 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Leapfrog Online	Debt-to-income ratio:	1.52%
Length of employment:	7 years	Location:	Chicago, IL

Home town:
Current & past employers:	Leapfrog Online
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > Using the loan to buy my dream car which is an 87 560 Mercedes. This car is in excellent condition inside and out and only has 85k miles on it. Anyone that knows these cars knows that you can easily put 400k without even breaking a sweat. Plan on using it solely for road trips.

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	54
Revolving Credit Balance:	$5,588.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Accounts Manager, Logistican, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender 505570 U S Marine Corps Retired Va Bch VA	My household yearly income, including my spouse's income is $145,000. I anticipat spaying this loan off I. 3-4 years. Thanknyou for considering funding this loan and let me know if you have any other questions. Thanks, Trent
With a yearly household income of $145K, may I ask why you need so long to pay off a $5k loan? Do you have some other ongoing financial obligations that are causing you serious cash-flow problems?	I plan on paying this loan off in less than 5 years, but chose the 5 year option should other things arise.

Member Payment Dependent Notes Series 722608

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722608	$4,500	$4,500	5.79%	1.00%	April 11, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722608. Member loan 722608 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Best Buy	Debt-to-income ratio:	7.58%
Length of employment:	10+ years	Location:	Bethlehem, PA

Home town:
Current & past employers:	Best Buy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > I'll be purchasing a used vehicle that is in perfect working condition to help move arcade machines and as a backup to my current vehicle.

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,775.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 722612

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722612	$3,000	$3,000	13.06%	1.00%	April 11, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722612. Member loan 722612 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,450 / month
Current employer:	Hitachi Data Systems	Debt-to-income ratio:	9.58%
Length of employment:	4 years	Location:	Dublin, CA

Home town:
Current & past employers:	Hitachi Data Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > This loan is to pay for necessary medical expenses for my son. It is for not covered rehabilitation therapy.

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	35
Revolving Credit Balance:	$19,310.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your position (job title) at Hitachi Data Systems? Are you the sole wage earner in your family?	I am the sole wager earner yes. I am a Director.

Member Payment Dependent Notes Series 722661

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722661	$8,000	$8,000	16.40%	1.00%	April 12, 2011	April 21, 2016	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722661. Member loan 722661 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Dollar General	Debt-to-income ratio:	10.59%
Length of employment:	6 years	Location:	Sicklerville, NJ

Home town:
Current & past employers:	Dollar General
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	72
Revolving Credit Balance:	$13,736.00	Public Records On File:	1
Revolving Line Utilization:	48.50%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What's your position w/ Dollar General? If married or w/ significant other, how much debt and income does other add to relationship? Finally, how has your life changed since your last delinquency and public record that may signal your situation as stable to lenders? Thank you.	I am a senior director of store operations for Dollar General, I am married but she does not bring any additional debt or income since she does not work. My last public record was 8 years ago and was caused by a very challenging divorce
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current balance is $190,000 and market value is $220,000

Member Payment Dependent Notes Series 722915

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722915	$5,600	$5,600	10.37%	1.00%	April 11, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722915. Member loan 722915 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Rasmussen, Inc.	Debt-to-income ratio:	10.76%
Length of employment:	8 years	Location:	Clarendon Hills, IL

Home town:
Current & past employers:	Rasmussen, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > Hello! I'd like to use the money to pay off two of my high APR credit cards. I only own 3 cards, the third has a very low APR and is only for emergencies. I've had both cards since 2004, never missed payments, yet they won't work with me and lower the APR. Their loss, your gain.

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,295.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 722942

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722942	$4,000	$4,000	10.74%	1.00%	April 11, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722942. Member loan 722942 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	lonestar steakhouse	Debt-to-income ratio:	0.91%
Length of employment:	5 years	Location:	virginia beach, VA

Home town:
Current & past employers:	lonestar steakhouse
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > boat loan Borrower added on 04/08/11 > eqifax 682 experian 721

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	22
Revolving Credit Balance:	$32.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Kitchen Manager, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	Type your answer here.I share my mortgage payment with my mother and brother who live with me.
Received your reply. What does your ansswer ..."I share my mortgage payment with my mother and brother who live with me."... remotely have in connection TWO questions I asked you: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 3-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 3-yrs? or Short term (number years please): 2-3 yrs? 1-2 yrs? < 1-yr? Lender 505570 U S Marien Corps Retired Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA --Sent at: Apr 08 2011 03:45:18 PDT	Type your answer here.no I am not maried my gross monthly income is all mine from my one fulltime job.The reason i picked a 3 year loan is because I have an idea of what I want my monthly payments to be.

Member Payment Dependent Notes Series 722962

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
722962	$2,225	$2,225	7.66%	1.00%	April 11, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 722962. Member loan 722962 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,375 / month
Current employer:	General Electric	Debt-to-income ratio:	8.14%
Length of employment:	< 1 year	Location:	Portland, OR

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > I have 1 credit card with a very high APR that needs to be paid off. I found out that I'll save a lot of money by transferring the balance to a lower APR personal loan. I have a very stable job that I've been with for 6 months now.

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,623.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 723025

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
723025	$6,000	$6,000	12.68%	1.00%	April 11, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 723025. Member loan 723025 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Solari Enterprises Inc.	Debt-to-income ratio:	22.54%
Length of employment:	10+ years	Location:	Laguna Beach, CA

Home town:
Current & past employers:	Solari Enterprises Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/07/11 > I plan on using this loan to pay off two credit cards that refuse to lower their 28% APR Borrower added on 04/08/11 > The monthly payments on this loan are half what my payments were on the credit cards, so I will most likely be paying this loan off in half the time. 28% interest with HSBC Bank is ridiculous. Borrower added on 04/08/11 > I have been at my place of employment for 13 years and luckily it is recession-proof. I have no problem paying my debts, I just can't see throwing away all that money to a terrible interest rate.

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,320.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 723276

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
723276	$6,000	$6,000	10.00%	1.00%	April 12, 2011	April 21, 2014	April 21, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 723276. Member loan 723276 was requested on April 7, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,175 / month
Current employer:	American Honda Finance	Debt-to-income ratio:	3.81%
Length of employment:	5 years	Location:	Riverside, CA

Home town:
Current & past employers:	American Honda Finance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 7, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,182.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I'm trying to consolidate the following credit card debt: Discover card - $3500 @ 19.99% interest Capitalone card - $2000 @ 18.5% interest Citicard - $1000 @ 17.8% interest I racked up some thousands in debt while I was paying my way through school. I've been very conscious of the mounting debt and have since paid over 50% of my balances in the last year and a half. This is the last of my balance but so much of my payments are going towards interest. I want to finish paying off my credit cards once and for all, and this personal loan will allow me to save hundreds in interest. Besides my credit cards, I have no other outstanding debt and I'm not looking to incur anymore anytime soon! I've been saving and use cash for purchases whenever I can. Thanks for investing in my loan.

Member Payment Dependent Notes Series 723350

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
723350	$2,650	$2,650	15.28%	1.00%	April 12, 2011	April 22, 2016	April 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 723350. Member loan 723350 was requested on April 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,440 / month
Current employer:	City of Moultrie	Debt-to-income ratio:	18.14%
Length of employment:	6 years	Location:	Moultrie, GA

Home town:
Current & past employers:	City of Moultrie
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/08/11 > Motorcycle Loan so I can get better gas milege

A credit bureau reported the following information about this borrower member on April 8, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	69
Revolving Credit Balance:	$15,973.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize your $16,000 in revolving debt for me and tell me how much you pay each month toward this debt. Thank you.	Each are credit cards and I pay the minimum payment per month sometimes more.
Code Enforcer, Welcome! I'm interested to help finance your loan. My TWO questions are: QUESTION ONE: Does your Gross $ Monthly Income include spouse, fiancee, partner? If not included, what is household's Gross $ Monthly Income? Or Gross $ Yearly Income? (FYI: Borrower who submitted application is income established initial eligibility. After funded, borrower income qualifies promissory note that must be issued. Lending Club does not allow cosigners. But does permit another's income to help repay your unsecured personal loans.) QUESTION TWO: All loans feature NO prepayment penalty. You initially selected 5-year loan repayment length. Time you realistically anticapte to service loan (active status) before is paid off: Full term: 5-yrs? or Short term (number years please): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? < 1-yr? Best wishes loan quickly funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I did not include my wife's income. Together yearly income is $47750.00

Member Payment Dependent Notes Series 723351

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
723351	$2,000	$2,000	10.74%	1.00%	April 12, 2011	April 22, 2014	April 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 723351. Member loan 723351 was requested on April 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	CareerBuilder, Inc.	Debt-to-income ratio:	16.68%
Length of employment:	3 years	Location:	Dunwoody, GA

Home town:
Current & past employers:	CareerBuilder, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	36
Revolving Credit Balance:	$10,994.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 723405

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
723405	$5,050	$5,050	5.42%	1.00%	April 12, 2011	April 22, 2014	April 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 723405. Member loan 723405 was requested on April 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Blackboard, Inc.	Debt-to-income ratio:	8.16%
Length of employment:	4 years	Location:	WASHINGTON, DC

Home town:
Current & past employers:	Blackboard, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 04/08/11 > I am 33 years old and was otherwise fairly health until October, 2010. While I was on vacation, I experienced a form of renal failure that is caused by a condition called rhabdomyolysis. Fortunately, I have fully recovered from the illness and my prognosis is excellent. I am also fortunate to have had great health insurance that covered most of my new expenses. But the portion of my followup care that has been deemed "above reasonable and customary" is proving difficult to finance on my own. I am still working full-time at a great job with great growth potential for me. This loan is just to help ease the burden of financing my immediate expenses. I prefer to do it this way instead of using credit cards. Borrower added on 04/08/11 > Just want to clarify: medically I am fine now. I have recovered fully and am still working for the same company I have worked for the past 4 years. Borrower added on 04/11/11 > Correction: First sentence should read "fairly healthy" - not "fairly health."

A credit bureau reported the following information about this borrower member on April 8, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,751.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 723510

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
723510	$4,000	$4,000	10.74%	1.00%	April 12, 2011	April 22, 2016	April 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 723510. Member loan 723510 was requested on April 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Domtar	Debt-to-income ratio:	20.42%
Length of employment:	10+ years	Location:	Tega Cay, SC

Home town:
Current & past employers:	Domtar
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,963.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 723675

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
723675	$2,400	$2,400	7.66%	1.00%	April 12, 2011	April 22, 2014	April 22, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 723675. Member loan 723675 was requested on April 8, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	MORGENTHAL FREDERICS	Debt-to-income ratio:	11.78%
Length of employment:	10+ years	Location:	NEW YORK, NY

Home town:
Current & past employers:	MORGENTHAL FREDERICS
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to furnish my new apartment. I have been with my employer for almost 12 years. My credit is good and I pay my bills on time. I do not have deliquent accounts, nor have I been in collections.

A credit bureau reported the following information about this borrower member on April 8, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,300.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are you planning to use the loan for?	to furnish my new apartment.

Member Payment Dependent Notes Series 724735

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
724735	$3,000	$3,000	10.00%	1.00%	April 12, 2011	April 23, 2014	April 23, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 724735. Member loan 724735 was requested on April 9, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	Kern Valley State Prision	Debt-to-income ratio:	21.33%
Length of employment:	6 years	Location:	Wasco, CA

Home town:
Current & past employers:	Kern Valley State Prision
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on April 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,697.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Prospectus Supplement (Sales Report) No. 14 dated April 12, 2011